Goldman Sachs Funds

Core Equity Funds

[GRAPHIC APPEARS HERE]

Annual Report January 31, 1999

Long-term capital growth potential through diversified portfolios of stocks with attractive quantitative and qualitative rankings.

[LOGO OF GOLDMAN SACHS APPEARS HERE]

Market Overview

Goldman Sachs CORE Equity Funds

Dear Shareholder,

During the review period, events that began in Asia in 1997 continued to roil financial markets around the world.

----------------------
 .    Not FDIC insured
 .    May Lose Value
 .    No Bank Guarantee
----------------------

 .    Market Review: Global Markets Fluctuate Along With Investor Confidence -
     The arrival of 1998 heralded another step up in the staircase pattern of global equity prices. Worries about contagion from Asia and Japan receded rapidly from the prior months, and the deflationary influence from the East helped cool the U.S. and European economies, thereby lowering bond yields and increasing equity valuations. In contrast, the second half of the period was marked by a trend of escalating volatility. Political and economic woes in Indonesia, Russia and Brazil affected market performance around the globe, while the continuing weakness of the Japanese yen placed further pressure on the emerging Asian economies. The consequent collapse of several hedge funds further upset the financial sector and, in response, investors sought security in the form of fixed income investments.

     By period end, equity markets rebounded on renewed confidence that concerted action from the G-7, including an easing of rates by the Federal Reserve Board, would help avert a global financial meltdown. Markets were further boosted by encouraging news out of Japan, which appeared to indicate it may finally begin to address its structural problems.

 .    Market Outlook: Optimism Prevails -- We are generally positive on the U.S.
     economy. Over the last decade, global communication has increased, resulting from significant technological advances as well as a generally stable world political environment. We believe that this trend, combined with favorable demographic trends (including the aging of the baby boomers), will benefit U.S. companies over the long term.

     In Europe, with the advent of the single currency, the euro, prospects for equities are bright. We believe that the consolidation process within industries will continue unabated. As companies strive to lower their costs and to dominate in Europe, investors stand to benefit.

     In Japan, it may take some time until we start to see clear signs of a recovery. However, the government seems to be moving in the right direction by, for example, engineering cuts in taxes. Also, a number of Japanese companies, including those that had been reluctant to restructure their businesses, have finally come to grips with their problems. This may mean that once corporate revenues stop declining further, there could be a substantive pick-up in bottom-line earnings for next year. As investors' outlook for corporate profit improves, we believe the equity market is likely to stabilize and move upward.

     Going forward, macro risks to Asian markets include a slowing of the U.S. and European economies and a possible renewed weakness in the yen. We also believe that investors will begin to focus on the timing of economic recoveries in Asian countries, as well as a possible earnings recovery for many companies. Therefore, stock selectivity will become more important in the coming year, since not all companies or sectors will participate equally in the economic recovery.

     We encourage you to maintain your long term investment program, and look forward to serving your investment needs in the years ahead.

     Sincerely,

     /s/ David B. Ford                       /s/ John P. McNulty

     David B. Ford                           John P. McNulty
     Co-Head, Goldman                        Co-Head, Goldman Sachs Asset
     Sachs Asset Management                  Management

     February 26, 1999

                                                                     Fund Basics

CORE U.S. Equity Fund
as of January 31, 1999

Assets Under Managemen
$1.1 Billion

Number of Holdings
146

NASDAQ Symbols

Class A Shares
GSSQX

Class B Shares
GSSBX

Class C Shares
GSUSX

Institutional Shares
GSELX

Service Shares
GSESX

----------------------------------------------------------------------------------------------------------------
Performance Review
----------------------------------------------------------------------------------------------------------------
January 31, 1998-January 31, 1999      Fund Total Return (without sales charge)/1/              S&P 500 Index/2/
----------------------------------------------------------------------------------------------------------------
Class A                                               26.89%                                         32.48%
Class B                                               26.19%                                         32.48%
Class C                                               26.19%                                         32.48%
Institutional                                         27.65%                                         32.48%
Service                                               27.00%                                         32.48%
----------------------------------------------------------------------------------------------------------------

/1/ The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the investment of dividends and other distributions.

/2/ The S&P 500 Index (with dividends reinvested) figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

----------------------------------------------------------------------------------------------------------------
Total Return (with sales charge)
----------------------------------------------------------------------------------------------------------------
For the period ended 12/31/98          Class A        Class B       Class C       Institutional   Service
----------------------------------------------------------------------------------------------------------------
Last 6 Months/3/                        -2.09%         -1.88%         2.18%           3.87%/5/     3.63%/5/
One Year/4/                             14.58%         15.44%        19.52%          21.95%/5/    21.32%/5/
Five Years/4/                           20.21%          N/A           N/A              N/A        21.65%/5/
Since Inception/4/                      16.07%         22.91%        18.16%          26.23%/5/   16.98%/5,6/
                                      (5/24/91)       (5/1/96)     (8/15/97)        (6/15/95)    (5/24/91)
----------------------------------------------------------------------------------------------------------------

/3/ The Cumulative Total Return (with sales charge) is determined by computing the percentage change in the value of $1,000 invested at the maximum public offering price for the specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 1% in the sixth year) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). The public offering price of the Class A shares on December 31, 1998 was $33.20 and represents the NAV plus the maximum sales charge of 5.5%.

/4/ The Average Annual Total Return (with sales charge) is determined by computing the annual percentage change in the value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at NAV.

/5/ Cumulative or Average Annual Total Returns as of 12/31/98.

/6/ Performance data for Service shares prior to 6/7/96 is that of Class A shares (excluding the impact of front-end sales charges applicable to Class A shares since Service shares are not subject to any sales charges). Performance of Class A shares of the CORE U.S. Equity Fund reflects the expenses applicable to the Fund's Class A shares. The fees applicable to Services shares are different from those applicable to Class A shares which impact performance ratings and rankings for a class of shares.

----------------------------------------------------------------------------------------------------------------
Top 10 company Holdings as of 1/31/99
----------------------------------------------------------------------------------------------------------------
Company Holding                  % of Total Net Assets       Line of Business
----------------------------------------------------------------------------------------------------------------
Microsoft Corp.                            5.6%              Software & Services
General Electric Co.                       4.4%              Electronics
AT&T Corp.                                 4.2%              Telecommunications
International Business
 Machines, Inc.                            3.2%              Enterprise Systems
Intel Corp.                                3.1%              Semiconductors
Exxon Corp.                                3.1%              Integrated Oil
Wal Mart Stores, Inc.                      2.5%              Retail
Pfizer, Inc.                               2.3%              Pharmaceuticals
American International
 Group, Inc.                               1.6%              Insurance
Cisco Systems, Inc.                        1.6%              Telecom. Equipment
----------------------------------------------------------------------------------------------------------------

The top 10 holdings may not be representative of the Fund's future investments.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

Performance Overview

CORE U.S. Equity Fund


Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs CORE U.S. Equity Fund for the 12-month period ended January 31, 1999.

Performance Review

Over the 12-month period ended January 31, 1999, the Fund's Class A, B, C, Institutional and Service shares generated annual total returns, without sales charges, of 26.89%, 26.19%, 26.19%, 27.65% and 27.00%, respectively. These returns underperformed the 32.48% annualized return of the Fund's benchmark, the S&P 500 Index. However, all of the Fund's share classes outperformed the 17.35% average return of its peers, as represented by the Lipper Growth and Income Fund peer group average.

The Fund's underperformance versus its benchmark is primarily attributable to events that took place in the final half of the review period, and particularly from July through October 1998. The four months ended October were characterized by a sharp increase in volatility. The spread in returns between the best- and worst-performing stocks in our universe was two times higher than normal. This meant that the penalty for not choosing the right stocks was much higher than we would normally expect.

In addition, during this period, most of the factors in our quantitative model produced results completely opposite to their long-term averages. For example, overvalued stocks (especially those with high price/book and high price/earnings ratios) soundly trounced their more cheaply valued counterparts. In the large-cap sector, stocks with strong price momentum underperformed stocks with poor price momentum.

The qualitative research portion of the Fund's investment model also produced mixed results, thus negatively impacting performance.

Portfolio Positioning

The CORE investment process analyzes each stock based upon its Value, Momentum and Risk characteristics as well as a fundamental Research assessment. Throughout the fiscal year under review, we placed the most emphasis on the Momentum theme, followed by Research and Value. Risk accounted for about 15% of a company's expected excess return.

 .    Early in the period under review, all of the four themes that make up the model predicted returns as we expected, with Momentum generating the highest returns.

 .    Mid-period, as mentioned previously, most of the factors in our model produced results completely opposite to their long-term averages.

 .    After performing contrary to our expectations at mid-period, most of our model factors returned to a more normal forecasting ability in the final months of the period, especially among larger cap stocks. Both Value and Momentum produced better-than-average results, while Research was about average. The Risk theme, however, generated negative results.

                                                            Performance Overview

The Goldman Sachs CORE U.S. Equity Fund seeks long-term capital growth and dividend income by investing in a broadly diversified portfolio of large-cap and blue-chip equity securities representing all major sectors of the U.S. economy.

--------------------------------------------------------------------------------
                            Core Investment Process
--------------------------------------------------------------------------------

                               Computer Optimized

 .    Risk management tools designed to minimize industry and style risk.

 .    Emphasis on stock selection with attention to attractive quantitative and qualitative ratings.

 .    Construct portfolio with maximum expected return forecast within risk guidelines.

                               Research Enhanced

 .    Fundamental Research from Goldman Sachs' Global Investment Research
     Department and other research sources.

 .    Quantitative insights from proprietary multi-factor model rank each stock by its value, momentum and risk characteristics.

                                 CORE Process

Result: A risk-managed portfolio grounded by a rigorous quantitative model and enhanced by fundamental research.

Portfolio Highlights

Noteworthy company performance spanned a diverse group of sectors, including:

 .    Technology holdings Microsoft Corp. (up 136.0%) and Intel Corp. (up 74.2%)
     generated strong returns over the period.

 .    Telecommunications companies AT&T Corp. (up 47.9%), MCI Worldcom, Inc. (up
     122.7%) and BellSouth Corp. (up 50.2%) generated strong performance over the review period.

Portfolio Outlook

Returns reverted to a more normal pattern starting in October, both for the factors we track and for the overall portfolio. Although stock volatility remains higher than average, we have implemented a few changes in our process to help ensure a more accurate forecast of portfolio risk versus the benchmark. We maintain a strong conviction, however, that our model factors have the potential to generate strong returns over the long term. Cheaper stocks should outpace more expensive ones, good momentum stocks should do better than poor momentum stocks, lower risk stocks should perform better than higher risk stocks, as should those favored by research analysts.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Equity Team

New York
February 26, 1999

Fund Basics

CORE Large Cap Growth Fund
as of January 31, 1999

Assets Under Management
$603.7 Million

Number of Holdings
136

NASDAQ Symbols

Class A Shares
GLCGX

Class B Shares
GCLCX

Class C Shares
GLCCX

Institutional Shares
GCGIX

Service Shares
GSCLX

-------------------------------------------------------------------------------------------------------------------
Performance Review
-------------------------------------------------------------------------------------------------------------------
January 31, 1998-January 31, 1999       Fund Total Return (without sales charge)/1/    Russell 1000 Growth Index/2/
-------------------------------------------------------------------------------------------------------------------
Class A                                                35.10%                                      42.59%
Class B                                                34.07%                                      42.59%
Class C                                                34.04%                                      42.59%
Institutional                                          35.54%                                      42.59%
Service                                                34.85%                                      42.59%
-------------------------------------------------------------------------------------------------------------------

/1/ The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the investment of dividends and other distributions.

/2/ The Russell 1000 Growth Index (with dividends reinvested) figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

-------------------------------------------------------------------------------------------------
Total Return (with sales charge)
-------------------------------------------------------------------------------------------------
For the period ended 12/31/98     Class A    Class B   Class C       Institutional     Service
-------------------------------------------------------------------------------------------------
Last 6 Months/3/                    2.01%      2.53%     6.61%          8.19%/5/       7.95%/5/
One Year/4/                        23.26%     24.39%    28.39%         30.64%/5/      30.13%/5/
Five Years/4/                      25.74%/6/     N/A       N/A         27.19%/5/,/6/  27.00%/5/
Since Inception/4/                 21.19%/6/  28.74%    22.80%         22.25%/5/,/6/  22.12%/5/
                                  (11/11/91) (5/1/97) (8/15/97)        (11/11/91)    (5/1/97)
-------------------------------------------------------------------------------------------------

/3/ The Cumulative Total Return (with sales charge) is determined by computing the percentage change in the value of $1,000 invested at the maximum public offering price for the specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 1% in the sixth year), and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). The public offering price of the Class A shares on December 31, 1998 was $16.21 and represents the NAV plus the maximum sales charge of 5.5%.

/4/ The Average Annual Total Return (with sales charge) is determined by computing the annual percentage change in the value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects sales charges.

/5/ Cumulative or Average Annual Total Return as of 12/31/98.

/6/ Performance data for Institutional shares prior to May 1, 1997 (commencement of operations) is that of Class A shares. Class A share performance for such period is that of a predecessor separate account (which converted into Class A shares) adjusted to reflect the higher fees and expenses applicable to the Fund's Class A shares. Although the predecessor separate account was managed by Goldman Sachs Asset Management in a manner and pursuant to investment objectives in all material respects equivalent to management and investment objectives of the CORE Large Cap Growth Fund, the separate account was not registered under the Investment Company Act of 1940 (the "Act") and was not subject to certain investment restrictions imposed by the Act. If it had registered under the Act, performance might have been adversely affected.

-------------------------------------------------------------------------------
Top 5 company Holdings as of 1/31/99
-------------------------------------------------------------------------------

Company Holding               % of Total Net Assets        Line of Business
-------------------------------------------------------------------------------
Microsoft Corp.                      5.8%                  Software & Services
General Electric Co.                 5.4%                  Electronics
Intel Corp.                          4.8%                  Semiconductors
Pfizer, Inc.                         3.5%                  Pharmaceuticals
Cisco Systems Inc.                   2.8%                  Telecom. Equipment
-------------------------------------------------------------------------------

The top 5 holdings may not be representative of the Fund's future investments.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

                                                            Performance Overview

CORE Large Cap Growth Fund


Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs CORE Large Cap Growth Fund for the 12-month period ended January 31, 1999.

Performance Review

Over the 12-month period ended January 31, 1999, the Fund's Class A, B, C, Institutional and Service shares generated strong annual total returns, without sales charges, of 35.10%, 34.07%, 34.04%, 35.54% and 34.85%, respectively. While these returns underperformed the 42.59% annualized return of the Fund's benchmark, the Russell 1000 Growth Index, they outperformed the 27.06% annual total return of the Fund's peers, as represented by the Lipper Growth Fund peer group average.

The Fund's underperformance versus its benchmark is primarily attributable to events that took place in the final half of the review period, and particularly from August through October 1998. During this period, most of the factors in our quantitative model produced results completely opposite to their long-term averages. For example, overvalued stocks (especially those with high price/book and high price/earnings ratios) soundly trounced their more cheaply valued counterparts. In the large-cap sector, stocks with strong price momentum underperformed stocks with poor price momentum.

The qualitative research portion of the Fund's investment model also produced mixed results, thus negatively impacting performance.

Portfolio Positioning

The CORE investment process analyzes each stock based upon its Value, Momentum and Risk characteristics as well as a fundamental Research assessment. Throughout the fiscal year under review, we placed the most emphasis on the Momentum theme, followed by Research and Value. Risk accounted for about 15% of a company's expected excess return.

 .    Early in the fiscal year, the position on Momentum, combined with the qualitative stock insights provided by Goldman Sachs Global Investment Research Department as well as consensus opinions, produced positive performance results. Value also helped returns. The Risk theme, however, detracted from performance, as higher risk generally fared best in the market environment.

 .    Mid-period, as mentioned previously, most of the factors in our model produced results completely opposite to their long-term averages.

 .    As we experienced early in the fiscal year, at period end, the Value and
     Momentum themes helped performance, as returns attributable to both were higher than average. The Research theme also generated positive results. The Risk theme, however, generated negative results, producing returns opposite from what we anticipated.

Performance Overview

The Goldman Sachs CORE Large Cap Growth Fund seeks long-term capital growth, primarily by investing in a broadly diversified portfolio of equity securities that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy.

--------------------------------------------------------------------------------
                            Core Investment Process
--------------------------------------------------------------------------------

Computer Optimized

 .    Risk management tools designed to minimize industry and style risk.

 .    Emphasis on stock selection with attention to attractive quantitative and qualitative ratings.

 .    Construct portfolio with maximum expected return forecast within risk guidelines.

Research Enhanced

 .    Fundamental Research from Goldman Sachs' Global Investment Research
     Department and other research sources.

 .    Quantitative insights from proprietary multi-factor model rank each stock by its value, momentum and risk characteristics.

CORE Process

Result: A risk-managed portfolio grounded by a rigorous quantitative model and enhanced by fundamental research.


Portfolio Highlights

Noteworthy company performance spanned a diverse group of sectors, including:

 .    Healthcare holdings Abbot Laboratories (up 33.0%), Wellpoint Health Net
     Works, Inc. (up 52.7%) and Schering Plough Corp. (up 52.1%) generated strong performance over the period.

 .    Microsoft Corp. (up 136.0%) and Intel Corp. (up 74.2%), both technology holdings, generated strong returns over the period.

 .    Telecommunications companies AT&T Corp. (up 41.2%) and MCI Worldcom, Inc.
     (up 68.6%) generated positive returns over the review period.

Portfolio Outlook

As always, the Fund remains fully invested in stocks. Our sector weightings and distribution among size categories are targeted to stay close to those of the Russell 1000 Growth Index, as are our exposures to other risk factors (such as dividend yield). Over the long term, our quantitative process has preferred low price/earnings and low price/book stocks with good momentum characteristics. We therefore intend to maintain an exposure to these factors.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Equity Investment Team

New York
February 26, 1999

                                                                     Fund Basics

CORE Small Cap Equity Fund
as of January 31, 1999

Assets Under Management
$148.9 Million

Number of Holdings
443

NASDAQ Symbols

Class A Shares
GCSAX

Class B Shares
GCSBX

Class C Shares
GCSCX

Institutional Shares
GCSIX

Service Shares
GCSSX


--------------------------------------------------------------------------------------------------------------
Performance Review
--------------------------------------------------------------------------------------------------------------
January 31, 1998-January 31, 1999      Fund Total Return (without sales charge)/1/       Russell 2000 Index/2/
--------------------------------------------------------------------------------------------------------------
Class A                                                -3.97%                                    0.33%
Class B                                                -4.64%                                    0.33%
Class C                                                -4.64%                                    0.33%
Institutional                                          -3.64%                                    0.33%
Service                                                -4.07%                                    0.33%
--------------------------------------------------------------------------------------------------------------

/1/ The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the investment of dividends and other distributions.

/2/ The Russell 2000 Index (with dividends reinvested) figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

----------------------------------------------------------------------------------------------------------
Total Return (with sales charge)
----------------------------------------------------------------------------------------------------------
For the period ended 12/31/98           Class A       Class B      Class C      Institutional    Service
----------------------------------------------------------------------------------------------------------
Last 6 Months/3/                        -18.15%       -18.09%      -14.56%       -13.29%/5/     -13.46%/5/
One Year/4/                             -11.17%       -11.29%       -7.47%        -5.63%/5/      -6.06%/5/
Since Inception/4/                       -2.93%        -2.53%       -0.47%        -1.44%/5/      -1.04%/5/
(8/15/97)
----------------------------------------------------------------------------------------------------------

/3/ The Cumulative Total Return (with sales charge) is determined by computing the percentage change in the value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 1% in the sixth year), and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). The public offering price of the Class A shares on December 31, 1998 was $10.69 and represents the NAV plus the maximum sales charge of 5.5%.

/4/ The Average Annual Total Return (with sales charge) is determined by computing the annual percentage change in the value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at NAV.

/5/ Cumulative or Average Annual Total Returns as of 12/31/98.

--------------------------------------------------------------------------------
Top 10 company Holdings as of 1/31/99
--------------------------------------------------------------------------------
Company Holding               % of Total Net Assets    Line of Business
--------------------------------------------------------------------------------
Fingerhut Companies, Inc.             0.9%             Specialty Retail
Federal Signal Corp.                  0.9%             Diversified Manufacturing
Lycos, Inc.                           0.8%             Business Services
Alaska Air Group, Inc.                0.8%             Airlines
Ann Taylor Stores Corp.               0.7%             Retail
Mindspring Enterprises, Inc.          0.6%             Business Services
Clorox Co.                            0.6%             Consumer Staples
Cellular Communications               0.5%             Telecommunications
Excite, Inc.                          0.5%             Business Services
Playtex Products, Inc.                0.5%             Consumer Products
--------------------------------------------------------------------------------

The top 10 holdings may not be representative of the Fund's future investments.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

Performance Overview

CORE Small Cap Equity Fund

Dear Shareholders,

We are pleased to report on the performance of the Goldman Sachs CORE Small Cap Equity Fund for the 12-month period ended January 31, 1999.

Performance Review

Over the 12-month period ended January 31, 1999, the Fund's Class A, B, C, Institutional and Service shares generated annual total returns, without sales charges, of -3.97%, -4.64%, -4.64%, -3.64% and -4.07%, respectively. These returns underperformed the 0.33% annualized return of the Fund's benchmark, the Russell 2000 Index.

The Fund's underperformance versus its benchmark is primarily attributable to events that took place in the final half of the review period, and particularly from July through October 1998. The four months ended October were characterized by a sharp increase in volatility. The spread in returns between the best- and worst-performing stocks in our universe was two times higher than normal. This meant that the penalty for not choosing the right stocks was much higher than we would normally expect.

At the same time, in the third quarter, the factors we use to predict return produced results completely opposite of their long-term averages: richly valued stocks outpaced cheap ones; stocks with poor momentum fared better than those with good momentum; low beta - but high residual volatility - stocks did well, as did those that were not favored by research analysts. Thus the diversification of our models did not help returns.

Portfolio Positioning

The CORE investment process analyses each stock based upon its Value, Momentum and Risk characteristics as well as a fundamental Research assessment. Throughout the fiscal year under review, we placed the most emphasis on the Momentum theme, followed by Research and Value. Risk accounted for about 15% of a company's expected excess return.

 .    Early in the period under review, of the four themes that make up the model, Momentum and Value fared well at forecasting returns among small-cap stocks. Although Research's contribution was minimal, it was still positive. Finally, with regard to our Risk theme, higher risk stocks generated the most positive performance, counter to our expectations.

 .    Mid-period, as mentioned previously, most of the factors in our model produced results completely opposite to their long-term averages.

 .    After performing contrary to our expectations at mid-period, Momentum and
     Research returned to a more normal forecasting ability in the final months of the period. The Value theme neither helped nor hurt performance in the small-cap universe. The Risk theme, however, generated negative results, producing returns opposite from what we anticipated.

                                                            PERFORMANCE OVERVIEW

The Goldman Sachs CORE Small Cap Equity Fund seeks long-term capital growth by investing primarily in a broadly diversified portfolio of equity securities of U.S. issuers that are included in the Russell 2000 Index at the time of investment.

--------------------------------------------------------------------------------
                            CORE INVESTMENT PROCESS
--------------------------------------------------------------------------------

Computer Optimized

 .    Risk management tools designed to minimize industry and style risk.

 .    Emphasis on stock selection with attention to attractive quantitative and qualitative ratings.

 .    Construct portfolio with maximum expected return forecast within risk guidelines.

Research Enhanced

 .    Fundamental Research from Goldman Sachs' Global Investment Research
     Department and other research sources.

 .    Quantitative insights from proprietary multi-factor model rank each stock by its value, momentum and risk characteristics.


CORE Process

Result: A risk-managed portfolio grounded by a rigorous quantitative model and enhanced by fundamental research.

Portfolio Highlights

Noteworthy company performance spanned a diverse group of sectors, including:

 .    Information service companies such as Valassis Communications, Inc. (up
     50.9%) and Catalina Marketing Corp. (up 58.9%) generated strong returns over the period.

 .    The Fund benefited from the performance of several telecommunications companies, including Winstar Communications, Inc. (up 230.0%) and Skytel Communications (up 113.5%).

Portfolio Outlook

As always, the Fund remains fully invested in stocks. The Fund's sector weightings and distribution among size categories are targeted to stay close to those of the Russell 2000 Index, as do exposures to other risk factors (such as dividend yield). Over the long term, our quantitative process has preferred low price/earnings and low price/book stocks with good momentum characteristics. We therefore intend to maintain an exposure to these factors.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Equity Investment Team

New York
February 26, 1999

FUND BASICS

CORE Large Cap Value Fund
as of January 31, 1999

Assets Under Management
$60.7 Million

Number of Holdings
167


NASDAQ Symbols

Class A Shares
GCVAX

Class B Shares
GCVBX

Class C Shares
GCVCX

Institutional Shares
GCVIX

Service Shares
GCLSX

--------------------------------------------------------------------------------------------------------------------
PERFORMANCE REVIEW
--------------------------------------------------------------------------------------------------------------------
December 31, 1998-January 31, 1999      Fund Total Return (without sales charge) 1      Russell 1000 Value Index 2
--------------------------------------------------------------------------------------------------------------------
Class A                                                1.50%                                        0.80%
Class B                                                1.50%                                        0.80%
Class C                                                1.50%                                        0.80%
Institutional                                          1.60%                                        0.80%
Service                                                1.60%                                        0.80%
--------------------------------------------------------------------------------------------------------------------

1 The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the investment of dividends and other distributions.

2 The Russell 1000 Value Index (with dividends reinvested) figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

--------------------------------------------------------------------------------
TOP 10 COMPANY HOLDINGS AS OF 1/31/99
--------------------------------------------------------------------------------
Company Holding       % of Total Net Assets                Line of Business
--------------------------------------------------------------------------------
Exxon Corp.                   4.5%                         Integrated Oil
Eastman Kodak Co.             3.5%                         Consumer Products
Chevron Corp.                 3.0%                         Integrated Oil
AT&T Corp.                    3.0%                         Telecommunications
Lowes Corp.                   2.5%                         Insurance Services
International Business
  Machines, Inc.              2.5%                         Enterprise Systems
Mobil Corp.                   2.5%                         Integrated Oil
Chase Manhattan Corp.         2.3%                         Banks
Sprint Corp.                  2.3%                         Telecommunications
BankAmerica Corp.             2.2%                         Banks
--------------------------------------------------------------------------------

The top 10 holdings may not be representative of the Fund's future investments.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In its absence, performance would be reduced.

                                                            Performance Overview

CORE Large Cap Value Fund

Dear Shareholder,

It is a pleasure to welcome you as a shareholder in the Goldman Sachs CORE Large Cap Value Fund. This annual report covers the brief period from December 31, 1998, when the Fund was initiated, through January 31, 1999.

Performance Review

Over the one-month period ended January 31, 1999, the Fund's Class A, B, C, Institutional and Service shares generated cumulative total returns, without sales charges, of 1.50%, 1.50%, 1.50%, 1.60% and 1.60%, respectively. Over the same time period, the Fund's benchmark, the Russell 1000 Value Index, generated a cumulative total return of 0.80%.

Performance over the period was driven by good stock selection among the biggest names in the index; good stock selection within the finance and utilities sectors also drove the relative gains.

Portfolio Positioning

The CORE investment process analyzes each stock based upon its Value, Momentum and Risk characteristics as well as a fundamental Research assessment. Throughout the period under review, the greatest emphasis was placed on the Momentum theme, while the least was placed on the Risk theme.

 .    During the period, the Value and Momentum themes helped performance, as returns attributable to these themes were higher than average. The Risk theme and Research themes, however, generated negative results, producing returns opposite from what we anticipated.

--------------------------------------------------------------------------------
                            Core Investment Process
--------------------------------------------------------------------------------

Computer Optimized


 .    Risk management tools designed to minimize industry and style risk.

 .    Emphasis on stock selection with attention to attractive quantitative and qualitative ratings.

 .    Construct portfolio with maximum expected return forecast within risk guidelines

Research Enhanced

 .    Fundamental Research from Goldman Sachs' Global Investment Research
     Department and other research sources.

 .    Quantitative insights from proprietary multi-factor model rank each stock by its value, momentum and risk characteristics.

CORE Process

Result: A risk-managed portfolio grounded by a rigorous quantitative model and enhanced by fundamental research.

Performance Overview


The Goldman Sachs CORE Large Cap Value Fund seeks long-term growth of capital by investing primarily in a broadly diversified portfolio of equity securities of large cap U.S. issuers that are selling at low to modest valuations relative to general market measures.

Portfolio Outlook

As always, the Fund remains fully invested in stocks. Our sector weightings and distribution among size categories are targeted to stay close to those of the Russell 1000 Value Index; thus the heaviest weightings are in finance and utilities. We also seek to mimic the bench- mark in our exposures to other risk factors (such as dividend yield). Over the long term, our quantitative process has preferred low price/earnings and low price/book stocks with good Momentum characteristics that fundamental research analysts consider attractive. We therefore intend to maintain an exposure to these factors, while also continuing to prefer lower risk to higher risk stocks.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Equity Team

New York
February 26, 1999

                                                                     Fund Basics


CORE International Equity Fund
as of January 31, 1999

Assets Under Management
$402.2 Million

Number of Holdings
272

NASDAQ Symbols

Class A Shares
GCIAX

Class B Shares
GCIBX

Class C Shares
GCICX

Institutional Shares
GCIIX

Service Shares
GCISX


--------------------------------------------------------------------------------
Performance Review
--------------------------------------------------------------------------------
January 31, 1998-              Fund Total Return
January 31, 1999             (without sales charge) 1   MSCI Gross EAFE Index 2
--------------------------------------------------------------------------------
Class A                              8.37%                     14.73%
Class B                              8.03%                     14.73%
Class C                              8.03%                     14.73%
Institutional                        9.20%                     14.73%
Service                              8.74%                     14.73%
--------------------------------------------------------------------------------

1 The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the investment of dividends and other distributions.

2 The Morgan Stanley Capital International (MSCI) Gross Europe, Australasia, Far East (EAFE) Index is a market capitalization weighted composite of securities in 21 developed markets, including Australia, Austria, Belgium, Denmark, Finland, Germany, Hong Kong, Ireland, Italy, Japan and the United Kingdom. Total returns are calculated without dividends reinvested. Investors cannot invest directly in the Index. The Index figures do not reflect any fees or expenses.

-----------------------------------------------------------------------------------------------
Total Return (with sales charge)
-----------------------------------------------------------------------------------------------
For the period ended 12/31/98      Class A     Class B    Class C    Institutional    Service
-----------------------------------------------------------------------------------------------
Last 6 Months 3                     -5.64%      -5.38%     -1.40%        0.19% 5      -0.03% 5
One Year 4                           7.57%       8.36%     12.34%       14.57% 5      14.09% 5
Since Inception 4                   -4.09%      -3.41%     -0.44%        0.55% 5       0.12% 5
(8/15/97)
-----------------------------------------------------------------------------------------------

3 The Cumulative Total Return (with sales charge) is determined by computing the percentage change in the value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 1% in the sixth year) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). The public offering price of the Class A shares on December 31, 1998 was $10.54 and represents the NAV plus the maximum sales charge of 5.5%.

4 The Average Annual Total Return (with sales charge) is determined by computing the annual percentage change in the value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at NAV.

5 Cumulative or Average Annual Total Returns as of 12/31/98.

--------------------------------------------------------------------------------
Top 10 company Holdings as of 1/31/99
--------------------------------------------------------------------------------
                          % of Total
Company Holding           Net Assets     Country           Line of Business
--------------------------------------------------------------------------------
Nokia AB                    4.1%         Finland           Telecom Equipment
Telefonica de Espana SA     2.6%         Spain             Telecommunications
Roche Holdings AG           2.1%         Switzerland       Health/Personal Care
British Telecom             2.0%         United Kingdom    Telecommunications
Novartis AG                 1.8%         Switzerland       Pharmaceuticals
Glaxo Wellcome PLC          1.8%         United Kingdom    Pharmaceuticals
Daimler Chrysler AG         1.8%         Germany           Auto/Vehicle
France Telecom              1.7%         France            Telecommunications
Endesa SA                   1.4%         Spain             Electrical Services
Toyota Motor Corp.          1.4%         Japan             Auto/Vehicle
--------------------------------------------------------------------------------

The top 10 holdings may not be representative of the Fund's future investments.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

Performance Overview

CORE International Equity Fund

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs
CORE International Equity Fund for the 12-month period ended January 31, 1999.

Performance Review

Over the 12-month period ended January 31, 1999, the Fund's Class A, B, C, Institutional and Service shares generated annual total returns, without sales charges, of 8.37%, 8.03%, 8.03%, 9.20% and 8.74%, respectively. These returns underperformed the 14.73% annualized return of the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Gross Europe, Australasia, Far East (EAFE) Index.

The past year has been marked by extremes. Volatility increased dramatically in the third quarter of 1998, as the effects of Russia's debt crisis spread through both developing and developed markets. The increased volatility drove investors to the "safest" assets, primarily large capitalization stocks. Consequently, during the review period, the usual relationships between value, momentum and returns broke down. Relative valuations did not help find stocks or countries that outperformed.

Regional Allocations

Continental Europe was the most heavily weighted region throughout the fiscal year under review. More specifically, within Continental Europe, we favored such countries as Finland, Sweden and Spain. We underweighted the U.K., Germany and France, as valuation and momentum factors in these countries were weak.

The Fund had an overweight exposure to Japanese equities for most of the review period, given the country's attractively valued equity market. By the end of 1998, we moved this position to neutral due to weak momentum, unattractive risk factors and worsened currency-related indicators. Conversely, a neutral position in Asia (excluding Japan) was moved to an overweight position in view of attractive valuations, favorable risk factors and good currency-related indicators.

Sector Allocations

In general, the Fund's sector exposure approximated that of its benchmark, the MSCI Gross EAFE Index. Slight differences in weightings are a result of the Fund's bottom-up stock selection process, rather than any economic forecast for specific sectors.

Portfolio Highlights

Noteworthy company performance spanned a diverse group of countries and sectors, including:

 .    Singapore Airlines Ltd. (Singapore, up 68.4%) and Qantas Airways
     (Australia, up 17.9%), both airlines, generated good positive returns.

 .    Banks such as Banca Commercial Italiana (Italy, up 57.8%) and Bank of Tokyo
     Mitsubishi (Japan, up 28.1%) generated good returns over the period.

 .    Health care companies Glaxo Wellcome PLC (U.K., up 27.5%), Hoechst AG
     (Germany, up 26.8%) and Zeneca Group (U.K., up 19.6%) performed well over the period.

Performance Overview


The Goldman Sachs CORE International Equity Fund seeks long-term capital appreciation, primarily through equity securities of large-cap companies that are organized or whose securities are principally traded outside the United States.

Core International Investment Process

Forecast Returns

 .    Countries, currencies and individual stocks.

 .    Common investment themes (Value, Momentum and Risk).


Construct Efficient Portfolios

 .    Maximize expected return for a given level of risk.

 .    Determine optimal country weights using equity market and currency return forecasts.

 .    Construct a portfolio using stock return forecasts and optimal country weights.

 .    Mirror benchmark exposures to common risk factors (style and industries).


Monitor Holdings and Performance

 .    Continually review return forecasts and portfolio risk.

 .    Adjust positions as needed.

 .    Verify sources of value added.


Portfolio Outlook

The Fund is positioned to invest in assets that are cheap relative to fundamentals and that possess strong momentum characteristics. In addition, our risk management strategy helps us as we seek to mitigate exposures to factors that are not related to value and momentum. Our goal is to invest in a portfolio of international stocks that has characteristics similar to the MSCI Gross EAFE Index. We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Equity Investment Team

New York
February 26, 1999

Goldman sachs Core Equity Funds

The Goldman Sachs Advantage

Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

Today, the firm's Asset Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse -- and put this expertise to work in their individual portfolios.

What Sets Goldman Sachs Funds Apart?

                           Resources and Relationships

Our portfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.

                                In-Depth Research

Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.'s Global Investment Research Department.

                                 Risk Management

In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.


To learn more about the Goldman Sachs Family of Funds, call your investment professional today.

                                             GOLDMAN SACHS CORE U.S. EQUITY FUND

Performance Summary
January 31, 1999

 The following graph shows the value, as of January 31, 1999, of a $10,000 in-vestment made (with the maximum sales charge of 5.5%) in Class A shares on May 24, 1991 (commencement of operations) of the Goldman Sachs CORE U.S. Eq-uity Fund. For comparative purposes, the performance of the Fund's benchmark (the Standard and Poor's 500 Index ("S&P 500 Index")) is shown. This perfor-mance data represents past performance and should not be considered indica-tive of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service shares will vary from Class A due to differences in fees and loads.

 CORE U.S. Equity Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested May 24, 1991 to January 31, 1999

                                  [LINE GRAPH]

                      S&P 500  Class A-Core US
           -----------------------------------
            5/24/91   $10,000      9,450
            MAY        10,377      9,626
            JUNE        9,902      9,099
            7/91       10,363      9,586
            AUG        10,609      9,860
            SEPT       10,431      9,726
            OCT        10,571      9,586
            NOV        10,145      9,273
            DEC        11,306     10,384
            1/92       11,095     10,116
            FEB        11,239     10,237
            MAR        11,020      9,894
            APR        11,343     10,069
            MAY        11,399     10,005
            JUNE       11,229      9,632
            7/92       11,688      9,847
            AUG        11,449      9,625
            SEPT       11,583      9,773
            OCT        11,623      9,827
            NOV        12,019     10,277
            DEC        12,167     10,381
            1/93       12,268     10,551
            FEB        12,436     10,606
            MAR        12,698     10,960
            APR        12,391     10,462
            MAY        12,722     10,653
            JUNE       12,760     10,824
            7/93       12,708     10,701
            AUG        13,191     11,103
            SEPT       13,089     11,180
            OCT        13,360     11,517
            NOV        13,233     11,306
            DEC        13,393     11,705
            1/94       13,848     12,147
            FEB        13,472     11,979
            MAR        12,885     11,438
            APR        13,050     11,735
            MAY        13,264     11,720
            JUNE       12,939     11,461
            7/94       13,364     11,933
            AUG        13,912     12,315
            SEPT       13,572     11,969
            OCT        13,878     12,227
            NOV        13,372     11,734
            DEC        13,570     11,857
            1/95       13,922     12,013
            FEB        14,465     12,465
            MAR        14,893     12,811
            APR        15,331     13,312
            MAY        15,944     13,855
            JUNE       16,314     14,266
            7/95       16,855     14,833
            AUG        16,898     14,883
            SEPT       17,611     15,474
            OCT        17,547     15,358
            NOV        18,318     15,878
            DEC        18,671     16,035
            1/96       19,306     16,654
            FEB        19,486     16,933
            MAR        19,673     17,111
            APR        19,962     17,314
            MAY        20,477     17,704
            JUNE       20,555     17,746
            7/96       19,646     16,882
            AUG        20,061     17,179
            SEPT       21,190     17,973
            OCT        21,774     18,544
            NOV        23,420     19,865
            DEC        22,956     19,462
            1/97       24,391     20,620
            FEB        24,582     20,682
            MAR        23,572     19,904
            APR        24,977     21,053
            MAY        26,498     22,203
            JUNE       27,685     23,220
            7/97       29,889     25,174
            AUG        28,215     23,971
            SEPT       29,761     25,237
            OCT        28,767     24,239
            NOV        30,099     25,077
            DEC        30,616     25,651
            1/98       30,956     25,767
            FEB        33,188     27,715
            MAR        34,887     29,265
            APR        35,240     29,556
            MAY        34,634     29,042
            JUNE       36,040     30,021
            7/98       35,654     29,294
            AUG        30,499     24,410
            SEPT       32,454     25,610
            OCT        35,092     27,364
            NOV        37,219     29,109
            DEC        39,362     31,101
            1/99       41,008     32,697


  Average Annual Total Return through
  January 31, 1999                         Since Inception Five Years One Year
  Class A (commenced May 24, 1991)
  Excluding sales charges                           17.49%     21.89%   26.89%
  Including sales charges                           16.64%     20.51%   19.91%
 -----------------------------------------------------------------------------
  Class B (commenced May 1, 1996)
  Excluding contingent deferred sales
  charges                                           25.25%        n/a   26.19%
  Including contingent deferred sales
  charges                                           24.39%        n/a   21.08%
 -----------------------------------------------------------------------------
  Class C (commenced August 15, 1997)
  Excluding contingent deferred sales
  charges                                           21.05%        n/a   26.19%
  Including contingent deferred sales
  charges                                           21.05%        n/a   25.17%
 -----------------------------------------------------------------------------
  Institutional Class (commenced June 15,
  1995)                                             27.30%        n/a   27.65%
 -----------------------------------------------------------------------------
  Service Class (commenced June 7, 1996)            25.33%        n/a   27.00%
 -----------------------------------------------------------------------------

GOLDMAN SACHS CORE U.S. EQUITY FUND
Statement of Investments
January 31, 1999

  Shares  Description                              Value

 Common Stocks - 96.7%
  Advertising & Marketing - 0.1%
   23,100 Valassis Communications, Inc.*    $   1,180,988
 --------------------------------------------------------
  Aerospace/Defense - 0.6%
   12,000 Honeywell, Inc.                         782,250
   12,300 Textron, Inc.                           915,581
   45,600 United Technologies Corp.             5,446,350
                                            -------------
                                                7,144,181
 --------------------------------------------------------
  Agriculture/Heavy Equipment - 0.8%
  189,900 Caterpillar, Inc.                     8,225,044
   24,400 Deere & Co.                             794,525
                                            -------------
                                                9,019,569
 --------------------------------------------------------
  Airlines - 0.5%
   73,400 America West Holdings Corp.*          1,578,100
   47,200 AMR Corp.*                            2,773,000
   18,100 Delta Air Lines, Inc.                   987,581
                                            -------------
                                                5,338,681
 --------------------------------------------------------
  Auto/Vehicle - 2.1%
   46,100 Avis Rent A Car, Inc.*                1,233,175
   12,681 Daimlerchrysler AG                    1,313,276
  246,900 Ford Motor Co.                       15,168,919
  132,900 Hertz Corp.                           5,772,844
                                            -------------
                                               23,488,214
 --------------------------------------------------------
  Automobiles & Automobile Parts - 0.1%
   23,800 Harley Davidson, Inc.(a)              1,237,600
 --------------------------------------------------------
  Banks - 5.0%
  167,762 BankAmerica Corp.                    11,219,084
   61,900 Chase Manhattan Corp.                 4,762,431
   15,300 Comerica, Inc.                          955,294
   13,600 Fifth Third Bancorp                     930,750
   57,700 Firstar Corp.                         5,088,419
  244,200 Fleet Financial Group, Inc.          10,821,113
   84,900 Mellon Bank Corp.                     5,688,300
   91,600 PNC Bank Corp.                        4,688,775
   44,600 State Street Corp.                    3,188,900
   73,700 Suntrust Banks, Inc.                  5,191,244
   82,900 U.S. Bancorp                          2,792,694
                                            -------------
                                               55,327,004
 --------------------------------------------------------
  Basic Industries - 0.4%
  247,400 Barrick Gold Corp.                    4,716,063
 --------------------------------------------------------
  Broadcast Media - 0.8%
  105,300 Viacom, Inc. Class B*                 8,950,500
 --------------------------------------------------------
  Chemical Products - 1.6%
  102,100 Dow Chemicals Co.                     8,991,181
   76,800 Du Pont (E.I.) de Nemours & Co.       3,931,200
   38,900 Millennium Chemicals, Inc.              671,025
 --------------------------------------------------------

  Shares  Description                                    Value

 Common Stocks - (continued)
  Chemical Products - (continued)
   52,400 PPG Industries, Inc.                    $   2,816,500
   36,000 Solutia, Inc.                                 688,500
                                                  -------------
                                                     17,098,406
 --------------------------------------------------------------
  Commercial Products - 0.1%
   27,700 Danaher Corp.                               1,481,950
 --------------------------------------------------------------
  Communication-Equipment - 1.0%
  234,500 General Motors Corp. Class H               11,549,125
 --------------------------------------------------------------
  Computer Services/Software - 1.5%
   89,200 Eastman Kodak Co.                           5,831,450
  133,200 Gateway 2000, Inc.*                        10,289,700
                                                  -------------
                                                     16,121,150
 --------------------------------------------------------------
  Computers/Office - 1.4%
  120,400 Xerox Corp.                                14,929,600
 --------------------------------------------------------------
  Conglomerates - 1.3%
   73,400 Allied Signal, Inc.                         2,862,600
  154,204 Tyco International Ltd.                    11,883,346
                                                  -------------
                                                     14,745,946
 --------------------------------------------------------------
  Construction/Environmental Services - 0.0%
   19,700 ACX Technologies, Inc.*                       279,494
 --------------------------------------------------------------
  Consumer Products - 0.2%
   64,400 Sara Lee Corp.                              1,642,200
 --------------------------------------------------------------
  Consumer Staples - 1.5%
   39,200 Clorox Co.                                  4,904,900
  125,500 Procter & Gamble Co.                       11,404,813
                                                  -------------
                                                     16,309,713
 --------------------------------------------------------------
  Electrical Services - 0.3%
   94,200 Public Service Enterprise                   3,738,563
 --------------------------------------------------------------
  Electronics & Other Electrical Equipment -
  4.5%
   15,300 Emerson Electric Co.                          890,269
  461,900 General Electric Co.                       48,441,763
                                                  -------------
                                                     49,332,032
 --------------------------------------------------------------
  Energy Refining & Marketing - 0.1%
   26,150 Columbia Gas Systems, Inc.                  1,353,263
 --------------------------------------------------------------
  Enterprise Systems - 3.5%
   34,400 EMC Corp.*                                  3,745,300
  190,900 International Business Machines, Inc.      34,982,425
                                                  -------------
                                                     38,727,725
 --------------------------------------------------------------
  Entertainment & Leisure - 0.1%
   33,626 Walt Disney Co.                             1,109,658
 --------------------------------------------------------------
  Financial Services - 0.4%
  126,600 Wells Fargo Co.                             4,423,088
 --------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                             GOLDMAN SACHS CORE U.S. EQUITY FUND

  Shares  Description                                  Value

 Common Stocks - (continued)
  Food & Beverages - 3.9%
  265,100 Archer Daniels Midland Co.            $   4,009,638
  135,500 Coca-Cola Co.                             8,866,781
   86,000 Interstate Bakeries Corp.                 2,112,375
  403,900 Pepsico, Inc.                            15,777,344
  139,600 The Seagram Company Ltd.                  6,613,550
   79,400 Unilever NV                               6,074,100
                                                -------------
                                                   43,453,788
 ------------------------------------------------------------
  Forest Products - 0.8%
  130,000 International Paper Co.                   5,143,125
   58,300 Weyerhaeuser Co.                          3,155,488
                                                -------------
                                                    8,298,613
 ------------------------------------------------------------
  Health Suppliers/Services - 2.0%
   59,900 Cardinal Health, Inc.                     4,428,856
  179,900 Johnson & Johnson                        15,291,500
   23,708 Medtronic, Inc.                           1,889,258
                                                -------------
                                                   21,609,614
 ------------------------------------------------------------
  Health/Personal Care - 0.1%
   34,700 Alberto Culver Co. Class B                  893,525
 ------------------------------------------------------------
  Healthcare Management - 0.6%
   12,500 Aetna, Inc.                               1,126,563
  241,900 Beverly Enterprises, Inc.*                1,375,806
  120,100 Columbia/HCA Healthcare Corp.             2,176,813
  112,600 Tenet Healthcare Corp.*                   2,336,450
                                                -------------
                                                    7,015,632
 ------------------------------------------------------------
  Hotels & Restaurants - 0.3%
  106,500 Marriott International, Inc.              3,740,813
 ------------------------------------------------------------
  Industrial Machinery - 0.1%
    8,800 Nacco Industries, Inc.                      745,250
 ------------------------------------------------------------
  Insurance - 1.8%
  175,115 American International Group, Inc.       18,025,900
   20,000 MBIA, Inc.                                1,311,250
                                                -------------
                                                   19,337,150
 ------------------------------------------------------------
  Insurance-Life - 2.2%
   65,100 American General Corp.                    4,642,444
   69,200 Cigna Corp.                               5,700,350
  173,600 Equitable Companies, Inc.                12,108,600
   10,200 Nationwide Financial Services, Inc.         488,963
   28,100 Protective Life Corp.                       971,206
                                                -------------
                                                   23,911,563
 ------------------------------------------------------------
  Insurance-Property and Casualty - 1.3%
  212,612 Allstate Corp.                            7,986,238
  225,500 Travelers Property & Casualty Corp.       6,497,219
                                                -------------
                                                   14,483,457
 ------------------------------------------------------------

  Shares  Description                                 Value

 Common Stocks - (continued)
  Integrated Oil - 5.9%
  479,600 Exxon Corp.                          $  33,781,825
  171,800 Mobil Corp.                             15,064,713
  343,900 Royal Dutch Petroleum ADR               13,777,494
   41,400 Texaco, Inc.                             1,961,325
                                               -------------
                                                  64,585,357
 -----------------------------------------------------------
  Internet Software - 0.2%
    6,700 Yahoo!*                                  2,373,475
 -----------------------------------------------------------
  Logistics/Rail - 0.4%
   74,500 Burlington Northern Santa Fe Corp.       2,579,563
   48,700 GATX Corp.                               1,811,031
                                               -------------
                                                   4,390,594
 -----------------------------------------------------------
  Media & Communications - 1.8%
  120,100 Gannett Co.                              7,904,081
   52,000 SBC Communications, Inc.                 2,808,000
  135,900 Tele-Communications, Inc.*               9,317,644
                                               -------------
                                                  20,029,725
 -----------------------------------------------------------
  Packaging & Container - 0.1%
   38,400 Aptargroup, Inc.                         1,048,800
 -----------------------------------------------------------
  Personal Computers and Peripherals - 1.4%
  152,300 Dell Computer Corp.*                    15,230,000
 -----------------------------------------------------------
  Pharmaceuticals - 9.2%
  130,600 Abbott Laboratories                      6,064,738
   87,100 American Home Products Corp.             5,111,681
   56,400 Amgen, Inc.*                             7,208,625
   19,900 Biogen, Inc.*                            1,955,175
  103,300 Bristol-Myers Squibb Co.                13,241,769
   69,800 Eli Lilly & Co.                          6,539,388
   83,800 Merck & Co.                             12,297,650
  194,200 Pfizer, Inc.                            24,978,975
  123,200 Schering-Plough Corp.                    6,714,400
  237,000 Warner-Lambert Co.                      17,108,438
                                               -------------
                                                 101,220,839
 -----------------------------------------------------------
  Recreational Products - 0.1%
   44,000 Mattel, Inc.                               998,250
 -----------------------------------------------------------
  Restaurants & Hotels - 0.3%
   61,010 Tricon Global Restaurants, Inc.*         2,901,788
 -----------------------------------------------------------
  Retail - 3.9%
  203,400 Dayton Hudson Corp.                     12,966,750
   43,600 Federated Department Stores, Inc.*       1,823,025
  322,600 Wal-Mart Stores, Inc.                   27,743,600
                                               -------------
                                                  42,533,375
 -----------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE U.S. EQUITY FUND
Statement of Investments
January 31, 1999

  Shares  Description                               Value

 Common Stocks - (continued)
  Security and Commodity Brokers - 2.5%
  189,100 Merrill Lynch & Company, Inc.      $  14,371,600
  156,500 Morgan Stanley Dean Witter & Co.      13,586,156
                                             -------------
                                                27,957,756
 ---------------------------------------------------------
  Semiconductors - 3.1%
  246,100 Intel Corp.                           34,684,719
 ---------------------------------------------------------
  Software & Services - 6.0%
   91,000 Automatic Data Processing, Inc.        3,873,188
  353,300 Microsoft Corp.*                      61,827,500
                                             -------------
                                                65,700,688
 ---------------------------------------------------------
  Specialty Finance & Agencies - 1.2%
  157,770 Associates First Capital Corp.         6,399,546
   74,200 C.I.T. Group, Inc.                     2,365,125
   40,800 Providian Financial Corp.              4,113,150
                                             -------------
                                                12,877,821
 ---------------------------------------------------------
  Specialty Retail - 2.7%
   91,100 American Greetings Corp.               3,598,450
  140,400 Best Buy Co., Inc.*                   12,741,300
  122,400 Home Depot, Inc.                       7,389,900
  111,100 Lowes Companies, Inc.                  6,478,519
                                             -------------
                                                30,208,169
 ---------------------------------------------------------
  Steel - 0.3%
  120,900 AK Steel Holding Corp.                 2,516,231
  130,400 Bethlehem Steel Corp.*                 1,124,700
                                             -------------
                                                 3,640,931
 ---------------------------------------------------------
  Supermarkets - 2.1%
  117,600 Albertson's, Inc.                      7,173,600
   67,400 Fleming Companies, Inc.                  602,388
  130,400 Food Lion, Inc.                        1,271,400
  136,100 Kroger Co.*                            8,642,350
   98,034 Safeway, Inc.*                         5,502,158
                                             -------------
                                                23,191,896
 ---------------------------------------------------------
  Telecommunications - 8.5%
  104,600 Ameritech Corp.                        6,812,075
  510,300 AT&T Corp.                            46,309,725
   96,800 BellSouth Corp.                        4,319,700
  184,600 GTE Corp.                             12,460,500
  193,300 MCI Worldcom, Inc.*                   15,415,675
  102,900 Sprint Corp.                           8,630,738
                                             -------------
                                                93,948,413
 ---------------------------------------------------------
  Telecommunications Equipment - 3.0%
  156,650 Cisco Systems, Inc.*                  17,476,266
  127,300 Lucent Technologies, Inc.             14,329,206
   20,000 Northern Telecom Ltd.                  1,262,500
                                             -------------
                                                33,067,972
 ---------------------------------------------------------

  Shares  Description                             Value

 Common Stocks - (continued)
  Textile-Apparel Manufacturers - 0.2%
   68,400 Intimate Brands, Inc.           $    2,727,450
 -------------------------------------------------------
  Tobacco - 1.1%
  228,300 Philip Morris Companies, Inc.       10,730,100
   47,900 Universal Corp.                      1,451,969
                                          --------------
                                              12,182,069
 -------------------------------------------------------
  Utilities - 1.7%
   35,900 Ameren Corp.                         1,409,075
   24,200 Consolidated Edison, Inc.            1,196,388
   22,400 Dominion Resources, Inc.             1,002,400
   24,600 Duke Energy Co.                      1,520,588
   67,900 Edison International, Inc.           1,888,469
   69,200 FPL Group, Inc.                      3,797,350
   46,100 PECO Energy Co.                      1,760,444
   17,600 Pinnacle West Capital Corp.            704,000
   98,300 Texas Utilities Co.                  4,319,056
   47,000 Unicom Corp.                         1,674,361
                                          --------------
                                              19,272,131
 -------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $741,895,168)                     $1,067,506,336
 -------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                             GOLDMAN SACHS CORE U.S. EQUITY FUND

  Principal             Interest   Maturity
  Amount                  Rate       Date           Value
 U.S. Treasury Obligations - 0.2%
  U.S. Treasury Bill(b)
  $2,025,000               4.48%   02/04/98 $    2,023,681
 -----------------------------------------------------------------
  TOTAL U.S. TREASURY OBLIGATION
  (Cost $2,023,681)                         $    2,023,681
 -----------------------------------------------------------------
  Repurchase Agreement - 2.7%
  Joint Repurchase Agreement Account(b)
  $29,300,000              4.84%   02/01/99 $   29,300,000
 -----------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $29,300,000)                        $   29,300,000
 -----------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $773,218,849)(c)                    $1,098,830,017
 -----------------------------------------------------------------

 Federal Income Tax Information:

  Gross
  unrealized gain
  for investments
  in which value
  exceeds cost    $  345,963,143
  Gross
  unrealized loss
  for investments
  in which cost
  exceeds value      (21,505,840)
 --------------------------------
  Net unrealized
  gain             $ 324,457,303
 --------------------------------

 Futures contracts open at January 31, 1999 are as follows:

                 Number of
                 Contracts Settlement Unrealized
      Type        Long(d)    Month       Gain
 -----------------------------------------------
  S&P 500 Index     106    March 1999  $731,610
 -----------------------------------------------

 * Non-income producing security.

 (a) There are common stock rights attached to these securities.
 (b) Portions of these securities are being segregated as collateral for futures contracts.
 (c) The aggregate cost for federal income tax purposes is $774,372,714.
 (d) Each S&P 500 Stock Index future utilize a multiplier of 250 per contract with the index value at time of purchase in notional par value. The net notional amount and market value at risk are $27,461,390 and $28,193,000, respectively. The determination of notional amounts does not consider market risk factors and therefore notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE LARGE CAP GROWTH FUND

Performance Summary
January 31, 1999

 The following graph shows the value, as of January 31, 1999, of a $10,000 in-vestment made (with the maximum sales charge of 5.5% and contingent deferred sales charges of 5.0% for Class A and B, respectively and at NAV for the In-stitutional and Service classes) on May 1, 1997 (commencement of operations) of the Goldman Sachs CORE Large Cap Growth Fund. For comparative purposes, the performance of the Fund's benchmark (Russell 1000 Growth Index) is shown. This performance data represents past performance and should not be consid-ered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class C share will vary from Class A, Class B, Institutional and Service shares.

 CORE Large Cap Growth Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested May 1, 1997 to January 31, 1999

                                  [LINE GRAPH]

         Russell 1000    Class A     Class B   Institutional    Service
------------------------------------------------------------------------
5/1/97      $  10,000    $ 9,450     $10,000      $   10,000    $10,000
------------------------------------------------------------------------
MAY            10,722      9,972      10,540          10,550     10,550
------------------------------------------------------------------------
JUNE           11,151     10,425      11,020          11,040     11,030
------------------------------------------------------------------------
7/97           12,137     11,295      11,940          11,950     11,940
------------------------------------------------------------------------
AUG            11,427     10,983      11,610          11,630     11,610
------------------------------------------------------------------------
SEP            11,989     11,474      12,120          12,150     12,120
------------------------------------------------------------------------
OCT            11,545     11,096      11,700          11,750     11,720
------------------------------------------------------------------------
NOV            12,036     11,342      11,960          12,020     11,970
------------------------------------------------------------------------
DEC            12,171     11,485      12,109          12,172     12,129
------------------------------------------------------------------------
1/98           12,535     11,700      12,326          12,389     12,356
------------------------------------------------------------------------
FEB            13,477     12,717      13,391          13,465     13,421
------------------------------------------------------------------------
MAR            14,015     13,313      14,011          14,097     14,042
------------------------------------------------------------------------
APR            14,208     13,538      14,249          14,345     14,290
------------------------------------------------------------------------
MAY            13,805     13,176      13,846          13,962     13,897
------------------------------------------------------------------------
JUNE           14,651     13,870      14,570          14,697     14,621
------------------------------------------------------------------------
7/98           14,554     13,636      14,321          14,459     14,383
------------------------------------------------------------------------
AUG            12,370     11,251      11,809          11,933     11,860
------------------------------------------------------------------------
SEP            13,320     11,936      12,513          12,659     12,574
------------------------------------------------------------------------
OCT            14,391     12,689      13,299          13,466     13,381
------------------------------------------------------------------------
NOV            15,486     13,676      14,323          14,512     14,415
------------------------------------------------------------------------
DEC            16,883     14,976      15,667          15,900     15,783
------------------------------------------------------------------------
1/99           17,874     15,807      16,112          16,791     16,662
------------------------------------------------------------------------


  Average Annual Total Return through January
  31, 1999                                      Since Inception One Year
  Class A (commenced May 1, 1997)
  Excluding sales charges                                33.08%   35.10%
  Including sales charges                                28.87%   27.64%
 -----------------------------------------------------------------------
  Class B (commenced May 1, 1997)
  Excluding contingent deferred sales charges            33.11%   34.07%
  Including contingent deferred sales charges            31.21%   29.07%
 -----------------------------------------------------------------------
  Class C (commenced August 15, 1997)
  Excluding contingent deferred sales charges            25.90%   34.04%
  Including contingent deferred sales charges            25.90%   33.04%
 -----------------------------------------------------------------------
  Institutional Class (commenced May 1, 1997)            22.88%   35.54%
 -----------------------------------------------------------------------
  Service Class (commenced May 1, 1997)                  32.79%   34.85%
 -----------------------------------------------------------------------

                                       GOLDMAN SACHS CORE LARGE CAP GROWTH FUND
Statement of Investments
January 31, 1999

  Shares  Description                                    Value
 Common Stocks - 95.7%
  Aerospace/Defense - 0.3%
   27,200 Honeywell, Inc.                          $  1,773,100
   18,700 Rockwell International Corp.                  812,281
                                                   ------------
                                                      2,585,381
 --------------------------------------------------------------
  Agriculture/Heavy Equipment - 0.3%
   23,200 Caterpillar, Inc.                           1,004,850
   33,100 Dover Corp.                                 1,028,169
                                                   ------------
                                                      2,033,019
 --------------------------------------------------------------
  Alcohol - 0.4%
   29,500 Anheuser Busch Companies, Inc.              2,085,281
    5,100 Brown Forman Corp. Class B                    368,156
                                                   ------------
                                                      2,453,437
 --------------------------------------------------------------
  Auto/Vehicle - 1.5%
   80,800 Ford Motor Co.                              4,964,150
   93,100 Hertz Corp.                                 4,044,031
                                                   ------------
                                                      9,008,181
 --------------------------------------------------------------
  Banks - 0.3%
   78,700 Dime Bancorp, Inc.                          1,908,475
 --------------------------------------------------------------
  Basic Industries - 0.3%
   94,600 Barrick Gold Corp.                          1,803,313
 --------------------------------------------------------------
  Broadcast Media - 0.8%
   54,900 Viacom, Inc. Class B*                       4,666,500
 --------------------------------------------------------------
  Chemical Products - 1.0%
    7,400 Avery Dennison Corp.                          365,838
   32,100 Dow Chemicals Co.                           2,826,806
    4,000 Minnesota Mining and Manufacturing Co.        310,500
    9,200 PPG Industries, Inc.                          494,500
   98,600 Solutia, Inc.                               1,885,725
                                                   ------------
                                                      5,883,369
 --------------------------------------------------------------
  Commercial Products - 0.2%
   21,600 Danaher Corp.                               1,155,600
 --------------------------------------------------------------
  Communication-Equipment - 1.2%
  148,800 General Motors Corp. Class H                7,328,400
 --------------------------------------------------------------
  Communications Services Companies - 0.4%
   21,200 Airtouch Communications, Inc.*              2,047,125
   13,400 United States Cellular Corp.*                 602,163
                                                   ------------
                                                      2,649,288
 --------------------------------------------------------------
  Computer Services/Software - 2.4%
  219,700 Eastman Kodak Co.                          14,362,888
 --------------------------------------------------------------
  Computers/Office - 0.8%
   48,700 Unisys Corp.*                               1,613,188
   26,700 Xerox Corp.                                 3,310,800
                                                   ------------
                                                      4,923,988
 --------------------------------------------------------------

  Shares  Description                                   Value
 Common Stocks - (continued)
  Conglomerates - 0.8%
   60,700 Tyco International Ltd.                 $  4,677,694
 -------------------------------------------------------------
  Construction/Environmental Services - 0.1%
   24,200 ACX Technologies, Inc.*                      343,338
 -------------------------------------------------------------
  Consumer Staples - 2.2%
   29,100 Clorox Co.                                 3,641,138
  103,700 Procter & Gamble Co.                       9,423,738
                                                  ------------
                                                    13,064,876
 -------------------------------------------------------------
  Electronics & Other Electrical Equipment - 5.8%
    8,500 Conexant Systems, Inc.*                      154,594
   12,500 Emerson Electric Co.                         727,344
  312,200 General Electric Co.                      32,741,975
   19,800 Johnson Controls, Inc.                     1,275,863
                                                  ------------
                                                    34,899,776
 -------------------------------------------------------------
  Enterprise Systems - 3.3%
   11,900 Ceridian Corp.*                              944,563
   71,400 EMC Corp.*                                 7,773,675
   16,300 Hewlett-Packard Co.                        1,277,513
   34,100 International Business Machines, Inc.      6,248,825
   33,300 Sun Microsystems, Inc.*                    3,721,275
                                                  ------------
                                                    19,965,851
 -------------------------------------------------------------
  Entertainment & Leisure - 0.5%
   66,900 Carnival Cruise Lines Corp.                3,282,281
 -------------------------------------------------------------
  Financial Services - 0.6%
   14,700 Capital One Financial Corp.                1,945,913
   47,300 Wells Fargo Co.                            1,652,544
                                                  ------------
                                                     3,598,457
 -------------------------------------------------------------
  Food & Beverages - 4.7%
   66,895 Archer Daniels Midland Co.                 1,011,787
  228,900 Coca-Cola Co.                             14,978,644
   17,500 Coca-Cola Enterprises, Inc.                  619,063
  139,900 IBP, Inc.                                  3,375,088
   83,100 Pepsico, Inc.                              3,246,094
   67,200 Unilever NV                                5,140,800
                                                  ------------
                                                    28,371,476
 -------------------------------------------------------------
  Forest Products - 0.1%
    9,800 Weyerhaeuser Co.                             530,425
 -------------------------------------------------------------
  Health Suppliers/Services - 2.6%
   69,300 Allegiance Corp.                           3,127,163
   87,300 Bergen Brunswig Corp.                      2,444,400
   17,950 Cardinal Health, Inc.                      1,327,178
  105,700 Johnson & Johnson                          8,984,500
                                                  ------------
                                                    15,883,241
 -------------------------------------------------------------
  Health/Personal Care - 0.1%
   13,000 Alberto Culver Co. Class B                   334,750
 -------------------------------------------------------------

     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE LARGE CAP GROWTH FUND
Statement of Investments
January 31, 1999

  Shares  Description                                 Value
 Common Stocks - (continued)
  Healthcare Management - 1.9%
   53,500 Beverly Enterprises, Inc.*            $    304,281
   51,200 Biomet, Inc.                             1,875,200
   88,500 Columbia/HCA Healthcare Corp.            1,604,063
   34,900 Tenet Healthcare Corp.*                    724,175
   96,400 Wellpoint Health Networks, Inc.*         7,211,925
                                                ------------
                                                  11,719,644
 -----------------------------------------------------------
  Industrial Machinery - 0.1%
   11,800 Ingersoll-Rand Co.                         560,500
 -----------------------------------------------------------
  Insurance - 0.5%
   29,700 American International Group, Inc.       3,057,244
 -----------------------------------------------------------
  Insurance Services - 0.1%
    5,800 Loews Corp.                                488,288
 -----------------------------------------------------------
  Insurance-Life - 1.0%
   50,900 Equitable Companies, Inc.                3,550,275
   34,400 Hartford Life, Inc.                      1,939,300
   14,800 Nationwide Financial Services, Inc.        709,475
                                                ------------
                                                   6,199,050
 -----------------------------------------------------------
  Insurance-Property and Casualty - 0.2%
   36,500 Travelers Property & Casualty Corp.      1,051,656
 -----------------------------------------------------------
  Integrated Oil - 0.8%
   62,300 Exxon Corp.                              4,388,256
    9,700 Royal Dutch Petroleum ADR                  388,606
                                                ------------
                                                   4,776,862
 -----------------------------------------------------------
  Internet Software - 2.8%
   73,200 America Online, Inc.*                   12,860,325
   10,600 Yahoo!*                                  3,755,050
                                                ------------
                                                  16,615,375
 -----------------------------------------------------------
  Media & Communications - 0.3%
   29,800 Gannett Co.                              1,961,213
 -----------------------------------------------------------
  Personal Computers and Peripherals - 3.1%
   44,300 Apple Computer, Inc.*                    1,824,606
   33,400 CHS Electronics, Inc.*                     498,913
   89,700 Compaq Computer Corp.                    4,271,963
  104,300 Dell Computer Corp.*                    10,430,000
   14,300 Lexmark International Group, Inc.*       1,617,688
                                                ------------
                                                  18,643,170
 -----------------------------------------------------------
  Pharmaceuticals - 14.5%
  146,500 Abbott Laboratories                      6,803,094
   36,700 American Home Products Corp.             2,153,831
   68,000 Amgen, Inc.*                             8,691,250
   21,400 Biogen, Inc.*                            2,102,550
  125,300 Bristol-Myers Squibb Co.                16,061,894
   10,800 Eli Lilly & Co.                          1,011,825
   32,200 Guidant Corp.                            1,897,788
   68,400 Merck & Co.                             10,037,700
  165,600 Pfizer, Inc.                            21,300,300
 -----------------------------------------------------------

  Shares  Description                              Value
 Common Stocks - (continued)
  Pharmaceuticals (continued)
  122,100 Schering-Plough Corp.              $  6,654,450
  149,400 Warner-Lambert Co.                   10,784,813
                                             ------------
                                               87,499,495
 --------------------------------------------------------
  Publishing - 0.3%
    3,100 Washington Post Co.                   1,763,900
 --------------------------------------------------------
  Recreational Products - 0.3%
   27,700 Hasbro, Inc.                          1,030,094
   23,300 Mattel, Inc.                            528,619
                                             ------------
                                                1,558,713
 --------------------------------------------------------
  Restaurants & Hotels - 0.2%
    5,700 McDonalds Corp.                         449,231
   14,600 Tricon Global Restaurants, Inc.*        694,413
                                             ------------
                                                1,143,644
 --------------------------------------------------------
  Retail - 4.9%
  137,000 Ann Taylor Stores Corp.*              5,308,750
  107,100 Dayton Hudson Corp.                   6,827,625
  105,800 Ingram Micro, Inc.*                   3,207,063
   28,800 Saks, Inc.*                           1,060,200
   97,100 TJX Companies, Inc.                   2,870,519
  122,100 Wal-Mart Stores, Inc.                10,500,600
                                             ------------
                                               29,774,757
 --------------------------------------------------------
  Security and Commodity Brokers - 2.1%
   86,600 Lehman Brothers Holdings, Inc.        4,735,938
   31,600 Merrill Lynch & Co., Inc.             2,401,600
   65,500 Morgan Stanley Dean Witter & Co.      5,686,219
                                             ------------
                                               12,823,757
 --------------------------------------------------------
  Semiconductors - 5.0%
  206,800 Intel Corp.                          29,145,875
   31,200 Tech Data Corp.*                        978,900
                                             ------------
                                               30,124,775
 --------------------------------------------------------
  Software & Services - 7.3%
   68,700 Automatic Data Processing, Inc.       2,924,044
   21,800 BMC Software, Inc.*                   1,017,788
   13,200 Cadence Design Systems, Inc.*           422,400
   44,800 Computer Sciences Corp.(a)*           3,071,600
   21,600 Compuware Corp.*                      1,431,000
  200,600 Microsoft Corp.*                     35,105,000
                                             ------------
                                               43,971,832
 --------------------------------------------------------
  Specialty Finance & Agencies - 1.8%
   26,080 Associates First Capital Corp.        1,057,870
   97,450 Providian Financial Corp.             9,824,178
                                             ------------
                                               10,882,048
 --------------------------------------------------------
  Specialty Retail - 2.9%
    8,600 American Greetings Corp.                339,700
   51,500 Best Buy Co., Inc.*                   4,673,625
 --------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                       GOLDMAN SACHS CORE LARGE CAP GROWTH FUND

  Shares  Description                                   Value
 Common Stocks - (continued)
  Specialty Retail (continued)
  140,900 Home Depot, Inc.                        $  8,506,838
   64,400 Lowes Companies, Inc.                      3,755,325
    7,700 Tandy Corp.                                  415,800
                                                  ------------
                                                    17,691,288
 -------------------------------------------------------------
  Steel - 0.1%
    8,800 Nucor Corp.                                  431,200
 -------------------------------------------------------------
  Supermarkets - 2.8%
   70,000 Albertson's, Inc.                          4,270,000
   23,600 Food Lion, Inc.                              230,100
   77,000 Kroger Co.*                                4,889,500
   25,400 Rite Aid Corp.                             1,247,775
  116,900 Safeway, Inc.*                             6,561,013
                                                  ------------
                                                    17,198,388
 -------------------------------------------------------------
  Telecommunications - 2.9%
  108,600 AT&T Corp.(b)                              9,855,450
   17,300 BCE, Inc.                                    772,013
    9,900 BellSouth Corp.                              441,788
   41,900 GTE Corp.                                  2,828,250
   30,500 MCI Worldcom, Inc.*                        2,432,375
    4,150 Sprint Corp PCS Group*                       132,281
   14,000 Sprint Corp.                               1,174,250
                                                  ------------
                                                    17,636,407
 -------------------------------------------------------------
  Telecommunications Equipment - 7.3%
  150,800 Cisco Systems, Inc.*                      16,823,625
  292,600 General Instrument Corp.*                 10,387,300
  132,000 Lucent Technologies, Inc.                 14,858,250
   28,000 Northern Telecom Ltd.                      1,767,500
                                                  ------------
                                                    43,836,675
 -------------------------------------------------------------
  Textile-Apparel Manufacturers - 0.1%
   21,000 Footstar, Inc.*                              531,563
 -------------------------------------------------------------
  Tobacco - 1.6%
   11,200 Fortune Brands, Inc.                         372,400
  181,300 Philip Morris Companies, Inc.              8,521,100
   16,300 Universal Corp.                              494,094
                                                  ------------
                                                     9,387,594
 -------------------------------------------------------------
  Transportation-Rail - 0.1%
   10,200 Kansas City Southern Industries, Inc.        484,500
 -------------------------------------------------------------
  Utilities - 0.0%
    4,400 Duke Energy Co.                              271,959
 -------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $470,473,885)                             $577,799,501
 -------------------------------------------------------------

  Principal             Interest   Maturity
  Amount                  Rate       Date         Value
  U.S. Treasury Obligation - 0.2%
  U.S. Treasury Bill(b)
  $ 1,150,000             4.29%    02/04/99 $  1,149,589
 -------------------------------------------------------
  TOTAL U.S. TREASURY OBLIGATION
  (Cost $1,149,589)                         $  1,149,589
 -------------------------------------------------------
  Repurchase Agreement - 3.5%
  Joint Repurchase Agreement Account(b)
  $21,100,000             4.84%    02/01/99 $ 21,100,000
 -------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $21,100,000)                        $ 21,100,000
 -------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $492,723,474)(c)                    $600,049,090
 -------------------------------------------------------
 -------------------------------------------------------

 Federal Income Tax Information:

  Gross
  unrealized
  gain for
  investments
  in which
  value exceeds
  cost          $120,014,745
  Gross
  unrealized
  loss for
  investments
  in which
  cost exceeds
  value          (12,689,129)
 ----------------------------
  Net
  unrealized
  gain          $107,325,616
 ----------------------------

 Futures contracts open at January 31, 1999 are as follows:

                          Number of
                          Contracts                   Settlement                   Unrealized
      Type                 Long(d)                      Month                         Gain
 --------------------------------------------------------------------------------------------
  S&P 500 Index               64                      March 1999                    $470,089
 --------------------------------------------------------------------------------------------

 * Non-income producing security.

 (a) There are common stock rights attached to these securities.
 (b) Portions of these securities are being segregated as collateral for futures contracts.
 (c) The aggregate cost for federal income tax purposes is $492,723,474.
 (d) Each S&P 500 Stock Index future utilize a multiplier of 250 per contract with the index value at time of purchase in notional par value. The net notional amount and market value at risk are $20,033,911 and $20,504,000, respectively. The determination of notional amounts does not consider market risk factors and therefore notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

Performance Summary
January 31, 1999

 The following graph shows the value, as of January 31, 1999, of a $10,000 in-vestment made (with the maximum sales charge of 5.5% per Class A and contin-gent deferred sales charges of 5.0% and 1.0% for Class B and C, respectively and at NAV for the Institutional and Service Classes) on August 15, 1997 (commencement of operations) of the Goldman Sachs CORE Small Cap Equity Fund. For comparative purposes, the performance of the Fund's benchmark (Russell 2000 Growth Index) is shown. This performance data represents past perfor-mance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctua-tions will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

 CORE Small Cap Equity Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested August 15, 1997 to January 31, 1999

                                  [LINE GRAPH]


                                    Institut-            2000
         Class A  Class B  Class C   ional    Service   Index
---------------------------------------------------------------
8/15/97  $ 9,450  $10,000 $10,000   $10,000   $10,000  $10,000
---------------------------------------------------------------
 8/97      9,707   10,260  10,260    10,270    10,260   10,284
---------------------------------------------------------------
 9/97     10,340   10,940  10,940    10,950    10,950   10,037
---------------------------------------------------------------
10/97      9,896   10,460  10,460    10,480    10,480   10,552
---------------------------------------------------------------
11/97      9,849   10,400  10,410    10,430    10,420   10,484
---------------------------------------------------------------
12/97     10,206   10,767  10,767    10,807    10,797   10,667
---------------------------------------------------------------
 1/98     10,054   10,607  10,617    10,657    10,647   10,499
---------------------------------------------------------------
 2/98     10,832   11,420  11,430    11,480    11,470   11,274
---------------------------------------------------------------
 3/98     11,354   11,963  11,973    12,043    12,013   11,852
---------------------------------------------------------------
 4/98     11,535   12,154  12,154    12,234    12,204   11,917
---------------------------------------------------------------
 5/98     10,975   11,551  11,561    11,641    11,611   11,275
---------------------------------------------------------------
 6/98     11,079   11,661  11,661    11,762    11,722   11,298
---------------------------------------------------------------
 7/98     10,158   10,677  10,687    10,777    10,747   10,383
---------------------------------------------------------------
 8/98      8,060    8,467   8,477     8,558     8,528    8,367
---------------------------------------------------------------
 9/98      8,363    8,809   8,819     8,909     8,869    9,022
---------------------------------------------------------------
10/98      8,487    8,909   8,919     9,020     8,980    9,390
---------------------------------------------------------------
11/98      9,038    9,482   9,492     9,612     9,562    9,882
---------------------------------------------------------------
12/98      9,597   10,054  10,064    10,199    10,143   10,494
---------------------------------------------------------------
 1/99      9,654    9,713  10,125    10,269    10,214   10,633
---------------------------------------------------------------

  Average Annual Total Return through January 31,
  1999                                              Since Inception One Year
  Class A (commenced August 15, 1997)
  Excluding sales charges                                     1.46%   -3.97%
  Including sales charges                                    -2.37%   -9.29%
 ---------------------------------------------------------------------------
  Class B (commenced August 15, 1997)
  Excluding contingent deferred sales charges                 0.78%   -4.64%
  Including contingent deferred sales charges                -1.97%   -9.41%
 ---------------------------------------------------------------------------
  Class C (commenced August 15, 1997)
  Excluding contingent deferred sales charges                 0.85%   -4.64%
  Including contingent deferred sales charges                 0.85%   -5.59%
 ---------------------------------------------------------------------------
  Institutional Class (commenced August 15, 1997)             1.83%   -3.64%
 ---------------------------------------------------------------------------
  Service Class (commenced August 15, 1997)                   1.45%   -4.07%
 ---------------------------------------------------------------------------

                                       GOLDMAN SACHS CORE SMALL CAP EQUITY FUND
Statement of Investments
January 31, 1999

  Shares Description                                     Value
 Common Stocks - 96.9%
  Advertising & Marketing - 0.3%
   8,600 Valassis Communications, Inc.*            $    439,675
 --------------------------------------------------------------
  Aerospace/Defense - 0.6%
  12,700 AAR Corp.(a)                                   246,063
  12,100 Gencorp, Inc.                                  282,838
  18,900 OEA, Inc.                                      251,606
  14,600 Tristar Aerospace Co.*                         119,538
                                                   ------------
                                                        900,045
 --------------------------------------------------------------
  Agriculture/Heavy Equipment - 0.4%
  14,800 Allied Products Corp.                           96,200
   9,900 Cort Business Services Corp.*                  185,625
   9,360 United Rentals, Inc.*                          329,940
                                                   ------------
                                                        611,765
 --------------------------------------------------------------
  Airfreight, Truck & Other - 0.2%
   8,000 Seacor Smit, Inc.*                             356,000
 --------------------------------------------------------------
  Airlines - 1.3%
  22,100 Alaska Air Group, Inc.*                      1,113,288
  18,000 America West Holdings Corp.*                   387,000
   7,000 Asa Holdings, Inc.                             218,750
   5,600 Atlas Air, Inc.*                               288,050
                                                   ------------
                                                      2,007,088
 --------------------------------------------------------------
  Alcoholic Beverages - 0.5%
   8,200 Adolph Coors Co. Class B                       525,313
  19,500 The Boston Beer Company, Inc.*                 187,688
                                                   ------------
                                                        713,001
 --------------------------------------------------------------
  Auto Suppliers - 1.0%
  14,050 A.O. Smith Corp.                               337,200
  10,700 Arvin Industries, Inc.                         423,319
   7,800 CSK Auto Corp.*                                263,250
  19,400 Excel Industries, Inc.                         474,088
                                                   ------------
                                                      1,497,857
 --------------------------------------------------------------
  Auto/Vehicle - 0.3%
  15,000 Avis Rent A Car, Inc.*                         401,250
 --------------------------------------------------------------
  Automobiles & Automobile Parts - 1.2%
  15,900 Clarcor, Inc.                                  327,938
  12,300 Gentex Corp.*                                  281,363
   8,700 Modine Manufacturing Co.                       250,125
  17,400 Simpson Industries, Inc.                       182,700
  25,200 Standard Products Co.                          486,675
   9,500 Superior Industries International, Inc.        260,656
                                                   ------------
                                                      1,789,457
 --------------------------------------------------------------
  Banks - 6.2%
  13,200 Bancwest Corp.                                 592,350
  24,300 Brookline Bancorp, Inc.                        288,563
  12,120 CNB Bancshares, Inc.                           499,950
 --------------------------------------------------------------

  Shares Description                                Value
 Common Stocks - (continued)
  Banks - (continued)
   8,400 Commerce Bancorp, Inc.               $    379,050
  15,700 Community Bank System, Inc.               433,713
  14,000 Cullen Frost Bankers, Inc.                727,125
  13,600 First Commonwealth Financial Corp.        333,200
   5,400 First Republic Bank Corp.*                131,625
  14,000 Hubco, Inc.                               453,250
  19,900 Imperial Bancorp*                         365,663
  30,600 Independence Community BA*                459,000
   9,100 Independent Bank Corp.                    141,050
   8,800 Mainstreet Financial Corp.                391,600
  14,200 One Valley Bancorp, Inc.                  447,300
  15,900 Peoples Bancorp, Inc.                     162,975
  73,747 Republic Security Financial               677,551
  14,900 Roslyn Bancorp, Inc.                      279,375
  20,400 Southwest Bancorp of Texas, Inc.*         270,300
  19,600 Staten Island Bancorp, Inc.               374,850
  12,650 Trustco Bank Corp.                        343,131
  11,700 United Bankshares, Inc.                   283,725
  13,500 UST Corp.                                 311,344
  12,900 Westamerica Bancorp                       453,919
  14,500 Western Bancorp                           465,813
                                              ------------
                                                 9,266,422
 ---------------------------------------------------------
  Broadcast Media - 1.2%
   8,700 Century Communications*                   294,713
  12,900 Cox Radio, Inc.*                          581,306
   7,800 Echostar Communications*                  427,050
  12,600 Macromedia, Inc.*                         441,788
                                              ------------
                                                 1,744,857
 ---------------------------------------------------------
  Building Materials & Construction - 0.6%
   5,400 Coachmen Industries, Inc.                 135,000
  12,300 Integrated Electrical Services*           236,775
  18,800 Morrison Knudsen Corp.*                   205,625
  12,800 TJ International, Inc.                    308,800
                                              ------------
                                                   886,200
 ---------------------------------------------------------
  Business Services - 6.0%
  10,200 ABM Industries, Inc.                      337,238
  11,600 Acxiom Corp.*                             295,800
   6,400 Catalina Marketing Corp.*                 427,200
  22,800 Cotelligent, Inc.*                        477,375
  10,000 Devry, Inc.*                              294,375
   6,700 Excite, Inc.*                             793,950
   8,200 F.Y.I., Inc.                              319,800
   6,600 Hooper Holmes, Inc.                       188,100
   4,900 Incyte Pharmaceuticals, Inc.*             147,000
  13,500 Interim Services, Inc.*                   286,875
   7,600 Legato Systems, Inc.*                     458,850
   8,400 Lycos, Inc.*                            1,150,800
   6,500 Medquist, Inc.*                           225,063
  10,100 Metzler Group, Inc.*                      507,525
   9,000 Mindspring Enterprises, Inc.*             918,000
  14,300 National Data Corp.                       756,113
  12,100 Rollins, Inc.                             201,919
 ---------------------------------------------------------

     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE SMALL CAP EQUITY FUND
Statement of Investments (continued)
January 31, 1999

  Shares Description                                Value
 Common Stocks - (continued)
  Business Services - (continued)
   9,200 Service Experts, Inc.*               $    226,550
   8,600 Sylvan Learning System, Inc.*             270,363
  15,400 URS Corp.*                                335,913
   9,600 Wallace Computer Services, Inc.           230,400
   8,800 World Access, Inc.*                        91,300
                                              ------------
                                                 8,940,509
 ---------------------------------------------------------
  Chemical Products - 1.7%
  17,500 Cambrex Corp.                             432,031
  13,700 Catalytica, Inc.*                         202,075
  18,100 Dexter Corp.                              530,556
  12,500 Nova Corp.*                               399,219
  10,100 WD 40 Co.                                 273,963
  67,800 Wellman, Inc.                             639,863
                                              ------------
                                                 2,477,707
 ---------------------------------------------------------
  Chemicals-Commodity - 0.3%
  17,100 Geon Co.                                  410,400
 ---------------------------------------------------------
  Commercial Products - 0.1%
   6,700 Knoll, Inc.*                              157,450
 ---------------------------------------------------------
  Commercial Services - 1.1%
  11,900 Century Business Services, Inc.*          166,600
   9,400 Dendrite International, Inc.*             286,700
   7,800 Metamor Worldwide, Inc.*                  209,625
  21,900 Sensormatic Electronics*                  239,531
  17,900 Wackenhut Corp.                           439,669
  14,600 World Color Press Co.*                    359,525
                                              ------------
                                                 1,701,650
 ---------------------------------------------------------
  Communications - 0.5%
  22,900 Foster Wheeler Corp.                      293,406
  14,200 Kaman Corp.                               206,788
   9,400 Regal Beloit Corp.                        216,200
                                              ------------
                                                   716,394
 ---------------------------------------------------------
  Communications & Media Service - 1.1%
   5,900 Adelphia Communications*                  355,475
  13,000 Aliant Communications, Inc.               552,500
  15,800 American Tower Corp.*                     406,850
  10,900 Vanguard Cellular System*                 318,825
                                              ------------
                                                 1,633,650
 ---------------------------------------------------------
  Computer Services/Software - 4.4%
  58,600 Acclaim Entertainment, Inc.*              542,050
   9,000 American Management Systems, Inc.*        330,188
   6,700 Aris Corp.*                                81,238
  12,050 Boole Babbage, Inc.*                      371,291
   7,600 Broadvision, Inc.*                        318,250
   9,400 CACI International, Inc.*                 173,313
  11,900 Cerner Corp.*                             290,063
   9,800 Clarify, Inc.*                            261,538
   8,600 Geotel Communications Corp.*              335,938
 ---------------------------------------------------------

  Shares Description                                   Value
 Common Stocks - (continued)
  Computer Services/Software - (continued)
   8,100 Hnc Software, Inc.*                     $    233,888
   7,800 Hyperion Solutions Corp.*                    146,738
   7,000 IDT Corp.*                                   108,500
  26,000 Informix Corp.*                              284,375
  16,000 Insituform Technologies, Inc.*               240,000
   4,700 Jack Henry & Associates, Inc.                180,363
  12,000 Microchip Technology, Inc.*                  346,500
   7,400 Project Software & Development, Inc.*        187,775
  18,900 Rational Software Corp.*                     624,881
  13,400 Read Rite Corp.*                             223,613
  14,400 Sandisk Corp.*                               415,800
  12,800 Software AG Systems, Inc.*                   219,200
   8,300 Transaction Systems Architects*              395,288
   7,900 Wind River Systems, Inc.*                    260,700
                                                 ------------
                                                    6,571,490
 ------------------------------------------------------------
  Computer Software and Services - 0.2%
   8,400 AVT Corp.*                                   228,900
 ------------------------------------------------------------
  Computers/Computer Peripherals & Software - 0.1%
   6,000 Visio Corp.*                                 151,125
 ------------------------------------------------------------
  Construction/Environmental Services - 2.0%
  10,800 ACX Technologies, Inc.*                      153,225
   6,930 Allied Waste Industries, Inc.*               141,199
   7,900 Ameron International Corp.                   304,644
  15,200 Comfort Systems U.S.A.*                      273,600
   7,200 Dycom Industries, Inc.*                      281,250
   4,300 Elcor Corp.                                  148,888
  10,500 Florida Rock Industrial, Inc.                303,844
  10,900 Granite Construction, Inc.                   352,888
   9,400 Lone Star Industries, Inc.                   345,450
  12,500 NCI Building Systems, Inc.*                  334,375
   4,200 Stone & Webster, Inc.                        131,775
  11,100 Tower Automotive, Inc.*                      280,275
                                                 ------------
                                                    3,051,413
 ------------------------------------------------------------
  Consumer Products - 1.0%
  15,600 American Safety Razor Co.*                   171,600
  22,200 Herbalife International, Inc.                337,163
  47,200 Playtex Products, Inc.*                      775,850
  21,700 Weider Nutrition International, Inc.         157,325
                                                 ------------
                                                    1,441,938
 ------------------------------------------------------------
  Consumer Staples - 0.9%
   6,631 Clorox Co.                                   829,704
  19,800 Media Arts Group, Inc.*                      267,300
  41,500 Paragon Trade Brands, Inc.*                  210,094
                                                 ------------
                                                    1,307,098
 ------------------------------------------------------------
  Diversified Manufacturing - 1.5%
  47,200 Federal Signal Corp.                       1,253,750
  12,500 General Cable Corp.                          235,938
   7,900 Getchell Gold Corp.*                         209,350
 ------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                       GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

  Shares Description                                Value
 Common Stocks - (continued)
  Diversified Manufacturing - (continued)
  20,600 Helix Technology Corp.               $    422,300
   3,700 Precision Castparts Corp.                 140,369
                                              ------------
                                                 2,261,707
 ---------------------------------------------------------
  Electrical Services - 1.2%
   3,200 Central Hudson Gas & Electric             129,000
   2,800 Cilcorp, Inc.                             161,350
  16,000 Eastern Utilities Association             473,000
  13,400 Empire District Electric Co.              333,325
  10,500 Hawaiian Electric Industries, Inc.        393,094
  12,900 Nevada Power Co.                          319,275
                                              ------------
                                                 1,809,044
 ---------------------------------------------------------
  Electronics & Other Electrical Equipment - 1.7%
  14,500 Baldor Electric Co.                       287,281
   7,300 C-cube Microsystems, Inc.*                146,913
  13,200 Group Maintenance America*                197,175
   3,200 Jabil Circuit, Inc.*                      228,600
  14,100 Juno Lighting, Inc.                       313,725
   9,400 Novellus Systems, Inc.*                   687,375
  16,900 Park Electrochemical Corp.                505,944
  15,400 Watsco, Inc.                              236,775
                                              ------------
                                                 2,603,788
 ---------------------------------------------------------
  Electronics-Semiconductors - 0.1%
   7,100 Aavid Thermal Technologies*               118,925
 ---------------------------------------------------------
  Energy Refining & Marketing - 1.1%
  19,000 Avista Corp.                              351,500
  15,200 Calpine Corp.*                            562,400
  24,700 Octel Corp.*                              328,819
   9,100 Penn Virginia Corp.                       186,550
  16,100 Snyder Oil Corp.                          183,138
                                              ------------
                                                 1,612,407
 ---------------------------------------------------------
  Engineering - 0.3%
   9,400 Jacobs Engineering Group, Inc.*           394,213
 ---------------------------------------------------------
  Enterprise Systems - 0.4%
   8,500 Avid Technology, Inc.*                    247,563
   9,900 Electronics For Imaging, Inc.*            356,400
                                              ------------
                                                   603,963
 ---------------------------------------------------------
  Entertainment & Leisure - 0.9%
  13,500 Hollywood Entertainment Co.*              456,469
  13,000 International Speedway Corp.              552,500
  11,700 Premier Parks, Inc.*                      370,744
                                              ------------
                                                 1,379,713
 ---------------------------------------------------------
  Environmental Services - 0.1%
   3,459 Waste Management, Inc.                    172,734
 ---------------------------------------------------------

  Shares Description                                    Value
 Common Stocks - (continued)
  Financial Services - 2.2%
  25,800 Advanta Corp.                            $    353,944
  12,900 Advest Group, Inc.                            326,531
  12,000 Carolina First Corp.                          263,250
   6,700 CMAC Investment Corp.                         293,963
  26,800 Credit Acceptance Corp.*                      189,275
  20,000 Delta Financial Corp.*                        152,500
  20,500 Everen Capital Corp.                          499,688
   9,000 Fair Isaac & Co., Inc.                        454,500
  11,400 Financial Federal Corp.*                      266,475
  15,300 Reliance Bancorp, Inc.                        481,950
                                                  ------------
                                                     3,282,076
 -------------------------------------------------------------
  Food & Beverages - 1.2%
  17,900 Agribrands International*                     601,888
  14,700 International Multifoods Corp.                354,638
   8,800 Michael Foods, Inc.                           196,900
  11,300 Pilgrims Pride Corp.                          264,138
  14,800 Universal Foods Corp.                         333,000
                                                  ------------
                                                     1,750,564
 -------------------------------------------------------------
  Forest Products - 0.7%
  13,800 Kimball International, Inc. Class-B           243,225
   8,100 Schweitzer-Mauduit International, Inc.        111,375
  51,800 Unisource Worldwide, Inc.                     427,350
  10,800 United Stationers, Inc.*                      253,800
                                                  ------------
                                                     1,035,750
 -------------------------------------------------------------
  Gaming - 0.5%
  21,200 Boyd Gaming Corp.*                             74,200
  16,600 Harveys Casino Resorts                        477,250
   6,175 Lakes Gaming, Inc.*                            59,820
  24,700 Park Place Entertainment Corp.*               168,269
                                                  ------------
                                                       779,539
 -------------------------------------------------------------
  Health & Medical Services - 6.3%
   6,600 Agouron Pharmaceuticals, Inc.*                391,463
  36,800 Ameripath, Inc.*                              427,800
   8,700 Amerisource Health Corp.*                     674,250
  12,700 Ballard Medical Products                      307,181
  10,400 Chemed Corp.                                  332,150
  14,600 Covance, Inc.*                                459,900
   7,000 Gilead Sciences, Inc.*                        301,000
  10,200 Hanger Orthopedic Group*                      255,000
   7,600 Icos Corp.*                                   203,300
   4,600 Inhale Therapeutic Systems*                   153,525
  19,100 Ivax Corp.*                                   259,044
   6,100 Jones Pharmaceutical, Inc.                    194,438
   3,600 Life Technologies, Inc.                       136,350
  11,800 Maxxim Medical, Inc.*                         320,075
   6,300 Medicis Pharmaceutical Co.*                   448,088
   9,400 Medimmune, Inc.*                              465,300
  10,400 Millennium Pharmaceutical*                    394,875
   3,600 Pathogenesis Corp.*                           175,950
 -------------------------------------------------------------

     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE SMALL CAP EQUITY FUND
Statement of Investments (continued)
January 31, 1999

  Shares Description                               Value
 Common Stocks - (continued)
  Health & Medical Services - (continued)
   5,000 Pediatrix Medical Group, Inc.*      $    322,813
  17,300 Primark Corp.*                           415,200
   9,800 Renal Care Group, Inc.*                  303,800
   6,400 ResMed, Inc.*                            315,200
  21,200 Roberts Pharmaceutical Co.*              413,400
   4,900 Sepracor, Inc.*                          562,275
  10,000 Sequus Pharmaceuticals, Inc.*            190,000
  26,300 Sunrise Medical, Inc.*                   208,756
   5,600 Vertex Pharmaceuticals, Inc.*            176,400
  14,300 Veterinary Centers America, Inc.*        260,975
   5,400 Visx, Inc.*                              329,400
                                             ------------
                                                9,397,908
 --------------------------------------------------------
  Health Suppliers/Services - 1.0%
  18,800 Imation Corp.                            292,575
   9,800 Mettler-Toldeo International*            259,700
  12,300 Owens & Minor, Inc.                      161,438
  18,123 Priority Healthcare Corp.*               704,532
                                             ------------
                                                1,418,245
 --------------------------------------------------------
  Healthcare Management - 1.1%
  33,300 American Homepatient, Inc.*               83,250
   9,752 Charter One Financial, Inc.              273,056
  29,000 Mariner Post-Acute Network, Inc.*        137,750
  19,000 Novacare, Inc.*                           54,625
  13,000 OEC Medical Systems, Inc.*               365,625
  19,200 Quest Diagnostics, Inc.*                 363,600
  10,600 Sierra Health Services, Inc.*            200,075
  20,000 Sun Healthcare Group, Inc.*              101,250
                                             ------------
                                                1,579,231
 --------------------------------------------------------
  Home Builders - 1.4%
  13,800 Champion Enterprises, Inc.*              322,575
  16,300 Kaufman & Broad Home Co.                 459,456
  14,400 Pulte Corp.                              434,700
  16,600 Ryland Group, Inc.                       433,675
  10,600 Toll Brothers, Inc.*                     243,800
   4,300 U S Home Corp.*                          152,650
                                             ------------
                                                2,046,856
 --------------------------------------------------------
  Hotels & Restaurants - 0.9%
  19,600 Buffets, Inc.*                           177,625
  25,600 Lubys Cafeterias, Inc.                   395,200
  20,500 Ruby Tuesday, Inc.                       408,719
  14,500 Sonic Corp.*                             366,125
                                             ------------
                                                1,347,669
 --------------------------------------------------------
  Household Durables - 0.5%
  15,400 Aaron Rents, Inc.                        213,675
  15,100 La-Z-Boy, Inc.                           271,800
   7,700 Toro Co.                                 267,575
                                             ------------
                                                  753,050
 --------------------------------------------------------

  Shares Description                                Value
 Common Stocks - (continued)
  Industrial Machinery - 1.3%
  11,400 Applied Power, Inc.                  $    421,800
  12,900 Briggs & Stratton Corp.                   701,438
   9,200 Kaydon Corp.                              308,775
   5,100 Nacco Industries, Inc.                    431,906
                                              ------------
                                                 1,863,919
 ---------------------------------------------------------
  Information Management - 1.2%
  28,600 BA Merchant Services, Inc.*               575,575
   6,200 Choicepoint, Inc.*                        337,900
   4,900 Earthlink Network, Inc.*                  391,388
  24,000 Infousa, Inc. Class B*                    139,500
  10,500 National Computer Systems, Inc.           401,625
                                              ------------
                                                 1,845,988
 ---------------------------------------------------------
  Insurance - 1.6%
  14,400 Arthur J. Gallagher & Co.                 720,000
  15,500 Capital Re Corp.                          281,906
  18,491 Fidelity National Financial, Inc.         492,323
  14,300 First American Financial Corp.            437,044
  15,200 Highlands Insurance Group*                197,600
   6,300 SCPIE Holdings, Inc.                      187,031
                                              ------------
                                                 2,315,904
 ---------------------------------------------------------
  Insurance Services - 1.0%
   6,600 Argonaut Group Inc.                       174,900
   7,000 E. W. Blanch Holding, Inc.                396,813
  16,800 Selective Insurance Group                 306,600
   7,200 Stewart Information Services Corp.        385,200
   7,200 Trenwick Group, Inc.                      237,600
                                              ------------
                                                 1,501,113
 ---------------------------------------------------------
  Insurance-Life - 1.0%
   9,858 Delphi Financial Group, Inc.*             494,132
  17,200 FBL Financial Group, Inc.                 371,950
  10,100 Reinsurance Group of America, Inc.        679,856
                                              ------------
                                                 1,545,938
 ---------------------------------------------------------
  Insurance-Property and Casualty - 0.6%
  13,300 Chartwell Re Corp.                        309,225
  12,309 Medical Assurance, Inc.*                  375,425
  14,700 TIG Holdings, Inc.                        232,444
                                              ------------
                                                   917,094
 ---------------------------------------------------------
  Internet Software - 0.2%
   1,200 Network Solutions, Inc.*                  289,200
 ---------------------------------------------------------
  Investment Brokers & Managers - 0.7%
   4,400 Dain Rauscher Corp.                       135,850
  19,100 Eaton Vance Corp.                         393,938
   9,500 Jeffries Group, Inc.                      498,156
                                              ------------
                                                 1,027,944
 ---------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                       GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

  Shares Description                              Value
 Common Stocks - (continued)
  Machinery - 0.7%
  12,700 Columbus McKinnon Corp.            $    287,338
  11,600 Commercial Intertech Corp.              163,850
  12,900 Flowserve Corp.                         216,881
  13,000 Thomas Industries, Inc.                 238,875
   5,000 Zebra Technologies, Inc.*               150,938
                                            ------------
                                               1,057,882
 -------------------------------------------------------
  Media & Communications - 1.3%
  25,700 Ascent Entertainment Group*             314,825
  13,000 Big Flower Press Holdings, Inc.*        369,688
  20,400 McClatchy Newspapers, Inc.              596,700
   8,200 Media General, Inc.                     410,000
   6,300 Metris Companies, Inc.                  318,150
                                            ------------
                                               2,009,363
 -------------------------------------------------------
  Medical/Biotechnology - 0.1%
  14,400 PSS World Medical, Inc.*                225,000
 -------------------------------------------------------
  Metals-Diversified - 0.2%
  21,000 Asarco, Inc.                            292,688
 -------------------------------------------------------
  Miscellaneous-Consumer - 0.4%
   7,000 Alltrista Corp.*                        168,875
  14,300 California Water Services Group         372,694
                                            ------------
                                                 541,569
 -------------------------------------------------------
  Nonferrous Metals - 0.5%
   9,700 AFC Cable Systems, Inc.*                341,925
  39,700 Battle Mountain Gold Co.                146,394
  10,900 Chase Industries, Inc.*                 115,813
  14,750 Encore Wire Corp.*                      132,750
                                            ------------
                                                 736,882
 -------------------------------------------------------
  Office & Business Equipment - 2.4%
   8,800 Adac Laboratories*                      194,150
   5,000 CSG Systems International, Inc.*        374,375
  13,200 Data General Corp.*                     258,225
  13,700 Gerber Scientific, Inc.                 262,869
   9,100 Micron Electronics, Inc.*               139,913
  12,800 Network Appliances, Inc.*               678,400
  15,700 Psinet, Inc.*                           532,819
   9,300 Safeguard Scientifics, Inc.*            356,306
   9,600 Wang Laboratories, Inc.*                212,400
   8,600 Xircom, Inc.*                           389,150
   8,800 Xylan Corp.*                            178,200
                                            ------------
                                               3,576,807
 -------------------------------------------------------
  Oil & Gas Exploration - 0.4%
  17,800 Cabot Oil & Gas Corp.                   233,625
  12,000 Devon Energy Corp.                      314,250
  26,100 Range Resources Corp.                    79,931
                                            ------------
                                                 627,806
 -------------------------------------------------------

  Shares Description                              Value
 Common Stocks - (continued)
  Oil & Gas Services - 1.0%
  13,600 Barrett Resources Corp.*           $    236,300
  12,300 Cross Timbers Oil Co.                    85,331
   8,400 Houston Exploration Co.*                119,700
  21,800 Oceaneering International, Inc.*        209,825
   9,100 Peoples Energy Corp.                    313,950
  24,500 Pool Energy Services Co.*               294,000
  11,700 SEMCO Energy, Inc.                      190,125
                                            ------------
                                               1,449,231
 -------------------------------------------------------
  Packaging & Container - 0.4%
  10,700 Aptargroup, Inc.                        292,244
   6,600 Ball Corp.                              297,000
                                            ------------
                                                 589,244
 -------------------------------------------------------
  Paper & Forest Products - 0.4%
  16,400 Potlatch Corp.                          566,825
 -------------------------------------------------------
  Personal Computers and Peripherals - 0.7%
  11,500 Banctec, Inc.*                          149,500
  11,800 Bell & Howell Co.*                      448,400
  30,800 CHS Electronics, Inc.*                  460,075
                                            ------------
                                               1,057,975
 -------------------------------------------------------
  Pharmaceuticals - 0.6%
  12,700 Alpharma, Inc.                          439,738
  18,133 Bindley Western Industries, Inc.        457,858
                                            ------------
                                                 897,596
 -------------------------------------------------------
  Pipelines - 0.8%
  18,000 Aquarion Co.                            694,125
  17,100 Oneok, Inc.                             500,175
                                            ------------
                                               1,194,300
 -------------------------------------------------------
  Printing & Publishing - 0.2%
  25,100 Hollinger International, Inc.           329,438
 -------------------------------------------------------
  Real Estate - 0.3%
  30,200 Security Capital Group, Inc.*           381,275
 -------------------------------------------------------
  Recreational Products - 0.7%
  26,700 Huffy Corp.                             387,150
  12,400 Jostens, Inc.                           289,075
  11,700 Russ Berrie and Company, Inc.           282,263
  12,300 Sturm Ruger & Co., Inc.                 134,531
                                            ------------
                                               1,093,019
 -------------------------------------------------------
  Retail - 3.8%
  25,000 Ann Taylor Stores Corp.*                968,750
  14,800 Blair Corp.                             309,875
   8,300 Department 56, Inc.*                    262,488
   9,000 Express Scripts, Inc.*                  591,750
   9,500 Genovese Drug Stores                    241,063
  20,400 Heilig Meyers Co.                       133,875
  21,100 Inacom Corp.*                           275,619
 -------------------------------------------------------

     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE SMALL CAP EQUITY FUND
Statement of Investments (continued)
January 31, 1999

  Shares Description                                      Value
 Common Stocks - (continued)
  Retail - (continued)
   7,600 Long Drug Stores, Inc.                     $    291,175
  11,900 Michaels Stores, Inc.*                          223,125
   8,500 Micro Warehouse, Inc.*                          331,500
  16,000 Musicland Stores Corp.*                         195,000
  27,600 Petsmart, Inc.*                                 248,400
   5,900 Shopko Stores Inc.*                             187,325
   9,900 The Buckle, Inc.*                               264,825
  21,500 The Cato Corp.                                  184,766
  14,400 Transworld Entertainment*                       212,400
  22,400 Zale Corp.*                                     735,000
                                                    ------------
                                                       5,656,936
 ---------------------------------------------------------------
  Retail Trade - 0.2%
  15,700 Central Garden & Pet Co.*                       252,181
 ---------------------------------------------------------------
  Savings and Loan - 0.5%
  46,800 FirstFed Financial Corp.*                       745,875
 ---------------------------------------------------------------
  Semiconductors - 3.4%
  16,300 Actel Corp.*                                    297,475
  15,700 Anixter International, Inc.*                    254,144
  16,000 C&D Technologies, Inc.                          382,000
  13,600 California Microwave, Inc.*                     153,000
   9,600 CTS Corp.                                       456,600
  21,200 Cypress Semiconductor Corp.*                    212,000
  10,700 Dallas Semiconductor Corp.                      392,556
  14,800 Esterline Technologies Corp.*                   280,275
   8,100 Level One Communications, Inc.*                 319,950
  11,300 Marshall Industries, Inc.*                      254,956
  11,200 Methode Electronics, Inc.                       140,000
  18,700 Micro Linear Corp.*                              91,163
  18,300 Neomagic Corp.*                                 257,344
   6,900 Oak Industries, Inc.*                           259,181
   6,600 PMC-Sierra, Inc.*                               490,463
   2,200 QLogic Corp.*                                   303,325
  11,800 Remec, Inc.*                                    236,000
  11,000 Smart Modular Technologies*                     225,500
                                                    ------------
                                                       5,005,932
 ---------------------------------------------------------------
  Software & Services - 0.8%
   6,600 Computer Horizons Corp.*                        131,588
   3,286 DST Systems, Inc.*                              203,527
   5,300 New Era of Networks, Inc.*                      318,331
   4,500 Realnetworks, Inc.*                             318,656
  15,600 Systems & Computer Tech Corp.*                  156,000
                                                    ------------
                                                       1,128,102
 ---------------------------------------------------------------
  Specialty Finance & Agencies - 0.8%
  43,100 Long Beach Financial Corp.*                     452,550
   2,300 Rambus, Inc.*                                   172,788
  42,425 Resource Bancshares Mortgage Group, Inc.        631,072
                                                    ------------
                                                       1,256,410
 ---------------------------------------------------------------

  Shares Description                                   Value
 Common Stocks - (continued)
  Specialty Retail - 1.7%
  65,900 Fingerhut Companies, Inc.               $  1,383,900
  10,800 Goody's Family Clothing, Inc.*               116,438
  45,600 Handleman Co.*                               555,750
   9,100 Linens-n-Things, Inc.*                       335,563
   6,625 Pacific Sunwear of California, Inc.*         167,695
                                                 ------------
                                                    2,559,346
 ------------------------------------------------------------
  Steel - 1.4%
  15,700 AK Steel Holding Corp.                       326,756
  39,200 Armco, Inc.*                                 193,550
  31,300 Bethlehem Steel Corp.*                       269,963
  20,400 Birmingham Steel Corp.                        90,525
   4,800 Cleveland Cliffs, Inc.                       196,200
  36,700 National Steel Corp.                         346,356
  15,100 Quanex Corp.                                 299,169
  11,000 Reliance Steel & Aluminum Corp.              301,125
                                                 ------------
                                                    2,023,644
 ------------------------------------------------------------
  Supermarkets - 0.2%
  29,200 Fleming Companies, Inc.                      260,975
 ------------------------------------------------------------
  Telecommunications - 1.9%
  33,500 Cellular Communications Puerto Rico*         812,375
  13,600 CoreComm Ltd.*                               314,500
   9,000 ICG Communications*                          169,313
   8,400 ITC Deltacom, Inc.*                          126,000
  16,700 Network Equipment Technologies, Inc.*        157,606
  26,400 Paging Network, Inc.*                        176,550
  17,400 Skytel Communications*                       458,925
  12,300 U.S. LEC Corp.*                              176,044
  11,900 WinStar Communications, Inc.*                510,956
                                                 ------------
                                                    2,902,269
 ------------------------------------------------------------
  Telecommunications Equipment - 0.9%
  10,100 Aspect Telecommunications Corp.*              90,900
   4,800 Concord Communications, Inc.*                249,300
   7,500 Plantronics, Inc.*                           605,156
  10,300 Polycom, Inc.*                               261,363
   8,100 Tekelec*                                     162,000
                                                 ------------
                                                    1,368,719
 ------------------------------------------------------------
  Temporary Help Services - 0.1%
   8,600 StaffMark, Inc.*                             172,000
 ------------------------------------------------------------
  Textiles - 1.8%
   3,700 American Eagle Outfitters*                   252,988
  22,900 Brown Group, Inc.                            367,831
   7,000 Kellwood Co.                                 194,250
  14,100 Kenneth Cole Productions*                    319,013
   9,700 Nautica Enterprises, Inc.*                   152,775
  11,600 Oxford Industries, Inc.                      303,775
  16,300 Phillips-Van Heusen Corp.                    102,894
   8,300 Quiksilver, Inc.*                            279,088
 ------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                       GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

  Shares Description                                  Value
 Common Stocks - (continued)
  Textiles - (continued)
   9,800 Russell Corp.                          $    192,938
  13,200 Springs Industries, Inc.                    551,100
                                                ------------
                                                   2,716,652
 -----------------------------------------------------------
  Tires & Rubber - 0.6%
  13,500 Bandag, Inc.                                529,875
  21,700 Mark IV Industries, Inc.                    325,500
                                                ------------
                                                     855,375
 -----------------------------------------------------------
  Tobacco - 0.3%
  22,400 Dimon, Inc.                                 148,400
   9,100 Universal Corp.                             275,844
                                                ------------
                                                     424,244
 -----------------------------------------------------------
  Transportation - 0.2%
  14,375 Varlen Corp.                                345,000
 -----------------------------------------------------------
  Transportation/Storage - 1.0%
  13,500 Alexander & Baldwin, Inc.                   272,953
  17,400 Arnold Industries, Inc.                     263,175
   5,300 Midwest Express Holdings*                   154,363
  19,200 Overseas Shipholding Group                  290,400
  11,600 Xtra Corp.                                  483,575
                                                ------------
                                                   1,464,466
 -----------------------------------------------------------
  Trucking - 0.4%
  26,250 Rollins Truck Leasing Corp.                 311,719
  18,200 Yellow Corp.*                               326,463
                                                ------------
                                                     638,182
 -----------------------------------------------------------
  Utilities - 1.9%
  23,700 CMP Group, Inc.                             426,600
   3,400 Commonwealth Energy Systems                 133,450
   8,900 Equitable Resources, Inc.                   231,956
  17,800 Northwestern Corp.                          473,925
  15,700 Public Service Company of New Mexico        295,356
  25,200 Southwestern Energy Co.                     176,400
  13,100 TNP Enterprises, Inc.                       465,869
  25,200 UGI Corp.                                   552,783
                                                ------------
                                                   2,756,339
 -----------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $125,381,489)                           $144,217,370
 -----------------------------------------------------------

  Principal   Interest  Maturity
  Amount        Rate      Date           Value
 U.S. Treasury Obligation - 0.4%
  U.S. Treasury Bill(a)
  $550,000      4.48%   02/04/99  $    549,797
 ---------------------------------------------
  TOTAL U.S. TREASURY OBLIGATION
  (Cost $549,797)                 $    549,797
 ---------------------------------------------
 Repurchase Agreement - 2.4%
  Joint Repurchase Agreement Account(a)
  $3,500,000    4.84%   02/01/99  $  3,500,000
 ---------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $3,500,000)               $  3,500,000
 ---------------------------------------------
  TOTAL INVESTMENTS
  (Cost $129,431,286)(b)          $148,267,167
 ---------------------------------------------

  Federal Income
  Tax Information:
  Gross unrealized
   gain for
   investments in
   which
   value exceeds
   cost             $ 28,795,570
  Gross unrealized
   loss for
   investments in
   which
   cost exceeds
   value             (11,072,128)
 --------------------------------
  Net unrealized
   gain             $ 17,723,442
 --------------------------------

 Futures contracts open at January 31, 1999 are as follows:

                      Number of
                      Contracts Settlement Unrealized
         Type          Long(c)    Month       Loss
 ----------------------------------------------------
  Russell 2000 Index      19    March 1999  $(20,300)
 ----------------------------------------------------

 * Non-income producing security.

 (a) Portions of these securities are being segregated as collateral for futures contracts.
 (b) The aggregate cost for federal income tax purposes is $130,543,725.
 (c) Each Russell 2000 Index future utilize a multiplier of 500 per contract with the index value at time of purchase in notional par value. The net notional amount and market value at risk are $4,076,800 and $4,056,500, respectively. The determination of notional amounts does not consider market risk factors and therefore notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE LARGE CAP VALUE FUND
Statement of Investments
January 31, 1999

  Shares Description                            Value

 Common Stocks - 98.9%
  Aerospace/Defense - 0.9%
   6,800 Honeywell, Inc.                   $   443,275
     800 Textron, Inc.                          59,550
     400 United Technologies Corp.              47,775
                                           -----------
                                               550,600
 -----------------------------------------------------
  Airfreight, Truck & Other - 0.0%
     600 Seacor Smit, Inc.*                     26,700
 -----------------------------------------------------
  Airlines - 1.4%
   6,100 Alaska Air Group, Inc.*               307,287
   9,800 Delta Air Lines, Inc.                 534,712
                                           -----------
                                               841,999
 -----------------------------------------------------
  Auto/Vehicle - 1.1%
   9,400 Ford Motor Co.                        577,513
   1,400 Hertz Corp.                            60,812
                                           -----------
                                               638,325
 -----------------------------------------------------
  Automobiles & Automobile Parts - 0.1%
   1,000 Harley Davidson, Inc.                  52,000
 -----------------------------------------------------
  Autos and Trucks - 0.1%
     600 General Motors Corp.                   53,850
 -----------------------------------------------------
  Banks - 13.5%
  17,600 Banc One Corp.                        921,800
  20,200 BankAmerica Corp.                   1,350,875
  15,100 BB&T Corp.                            577,575
  17,800 Chase Manhattan Corp.               1,369,488
  18,500 Citigroup, Inc.                     1,037,156
   2,800 Comerica, Inc.                        174,825
  19,500 First Union Corp.                   1,026,188
   8,200 Fleet Financial Group, Inc.           363,362
   7,300 Mellon Bank Corp.                     489,100
   6,800 National City Corp.                   483,225
   5,800 PNC Bank Corp.                        296,888
   1,000 Suntrust Banks, Inc.                   70,438
                                           -----------
                                             8,160,920
 -----------------------------------------------------
  Basic Industries - 0.4%
   5,500 Barrick Gold Corp.                    104,843
   2,800 Corning, Inc.                         136,500
                                           -----------
                                               241,343
 -----------------------------------------------------
  Business Services - 0.2%
   2,000 NCR Corp.*                             97,500
 -----------------------------------------------------
  Chemical Products - 2.3%
   6,100 Dow Chemicals Co.                     537,181
     500 Du Pont (E.I.) de Nemours & Co.        25,594
   2,800 Monsanto Co.                          133,175
  11,200 PPG Industries, Inc.                  602,000
     700 Vulcan Materials Co.                   96,294
                                           -----------
                                             1,394,244
 -----------------------------------------------------

  Shares Description                                  Value

 Common Stocks - (continued)
  Communication-Equipment - 0.6%
   7,900 General Motors Corp. Class H            $   389,075
 -----------------------------------------------------------
  Communications Services Companies - 2.8%
  10,800 Airtouch Communications, Inc.*            1,042,875
  14,100 United States Cellular Corp.*               633,619
                                                 -----------
                                                   1,676,494
 -----------------------------------------------------------
  Computer Services/Software - 0.7%
   2,500 Gateway 2000, Inc.*                         193,125
  11,000 Novell, Inc.*                               224,125
                                                 -----------
                                                     417,250
 -----------------------------------------------------------
  Computers/Office - 0.2%
   1,200 Xerox Corp.                                 148,800
 -----------------------------------------------------------
  Conglomerates - 0.1%
     600 Tyco International Ltd.                      46,238
 -----------------------------------------------------------
  Consumer Products - 3.5%
  32,600 Eastman Kodak Co.                         2,131,225
 -----------------------------------------------------------
  Consumer Staples - 0.3%
   1,400 Clorox Co.                                  175,175
 -----------------------------------------------------------
  Electrical Services - 2.8%
   5,900 DTE Energy Co.                              238,950
  12,900 New England Electric Systems                631,294
   1,800 P G & E Corp.                                57,486
  17,800 Public Service Enterprise                   706,438
   2,200 The Southern Co.                             59,263
                                                 -----------
                                                   1,693,431
 -----------------------------------------------------------
  Electronics & Other Electrical Equipment -
  2.6%
   3,300 AMP, Inc.                                   173,662
   5,000 Arrow Electronics, Inc.*                     82,500
  17,000 Emerson Electric Co.                        989,187
   5,400 Johnson Controls, Inc.                      347,963
                                                 -----------
                                                   1,593,312
 -----------------------------------------------------------
  Enterprise Systems - 2.7%
     500 EMC Corp.*                                   54,438
   8,300 International Business Machines, Inc.     1,520,975
   2,100 Unisys Corp.*                                69,563
                                                 -----------
                                                   1,644,976
 -----------------------------------------------------------
  Entertainment & Leisure - 0.4%
   6,300 Royal Caribbean Cruise Lines                250,425
     200 Viacom, Inc. Class B*                        17,000
                                                 -----------
                                                     267,425
 -----------------------------------------------------------
  Financial Services - 5.1%
   5,000 Capital One Financial Corp.                 661,875
  13,200 Countrywide Credit, Inc.                    627,000
 -----------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS CORE LARGE CAP VALUE FUND

  Shares Description                                  Value

 Common Stocks - (continued)
  Financial Services - (continued)
   8,400 Federal National Mortgage Association   $   612,150
   3,300 Heller Financial, Inc.                       90,338
  19,300 Regions Financial, Corp.                    740,638
  10,600 Wells Fargo & Co. (New)                     370,338
                                                 -----------
                                                   3,102,339
 -----------------------------------------------------------
  Food & Beverages - 0.9%
     600 General Mills, Inc.                          50,363
  17,000 IBP, Inc.                                   410,125
     900 Nabisco Holdings Corp.                       37,856
   1,400 Ralston Purina Co.                           38,325
                                                 -----------
                                                     536,669
 -----------------------------------------------------------
  Forest Products - 0.7%
   8,000 Weyerhaeuser Co.                            433,000
 -----------------------------------------------------------
  Health & Medical Services - 0.6%
   1,500 Bausch & Lomb, Inc.                          92,062
   1,100 Pacificare Health Systems*                   77,825
   4,700 United Healthcare Corp.                     210,325
                                                 -----------
                                                     380,212
 -----------------------------------------------------------
  Health Suppliers/Services - 0.0%
     300 Waters Corp.*                                27,300
 -----------------------------------------------------------
  Healthcare Management - 0.9%
   2,000 McKesson, Inc.                              150,250
     100 Trigon Healthcare, Inc.*                      3,194
   5,100 Wellpoint Health Networks, Inc.*            381,544
                                                 -----------
                                                     534,988
 -----------------------------------------------------------
  Holding Company-Diversified - 0.1%
   2,800 Crane Co.                                    76,125
 -----------------------------------------------------------
  Home Furnishing & Services - 0.3%
   6,500 Sherwin Williams Co.                        166,563
 -----------------------------------------------------------
  Household Durables - 0.7%
   2,200 Maytag Corp.                                139,013
   6,800 Whirlpool Corp.                             305,575
                                                 -----------
                                                     444,588
 -----------------------------------------------------------
  Household Products - 0.1%
   2,100 Premark International, Inc.                  71,925
 -----------------------------------------------------------
  Industrial Machinery - 0.9%
   6,700 Ingersoll-Rand Co.                          318,250
   1,500 Nacco Industries, Inc.                      127,031
   2,300 York International Corp.                     88,263
                                                 -----------
                                                     533,544
 -----------------------------------------------------------
  Information Management - 0.6%
   8,900 Sabre Group Holdings, Inc.*                 392,713
 -----------------------------------------------------------

  Shares Description                                       Value

 Common Stocks - (continued)
  Insurance - 1.1%
   3,800 American International Group, Inc.           $   391,162
     600 Financial Security Assurance Holdings Ltd.        32,963
   3,800 MBIA, Inc.                                       249,138
                                                      -----------
                                                          673,263
 ----------------------------------------------------------------
  Insurance Services - 3.8%
   5,100 AMBAC, Inc.                                      305,043
  18,200 Loews Corp.                                    1,532,213
   7,800 Marsh & McLennan & Co.                           490,425
                                                      -----------
                                                        2,327,681
 ----------------------------------------------------------------
  Insurance-Life - 1.8%
     900 American General Corp.                            64,181
   2,400 Equitable Companies, Inc.                        167,400
   8,500 Hartford Life, Inc.                              479,188
   7,600 Nationwide Financial Services, Inc.              364,325
     700 Protective Life Corp.                             24,193
                                                      -----------
                                                        1,099,287
 ----------------------------------------------------------------
  Insurance-Property and Casualty - 0.8%
   7,100 Allstate Corp.                                   266,694
   6,600 Travelers Property & Casualty Corp.              190,163
                                                      -----------
                                                          456,857
 ----------------------------------------------------------------
  Integrated Oil - 11.0%
   6,400 Atlantic Richfield Co.                           367,200
     397 BP Amoco PLC                                      32,205
  24,700 Chevron Corp.                                  1,846,325
  39,000 Exxon Corp.                                    2,747,063
  17,200 Mobil Corp.                                    1,508,225
   4,100 Royal Dutch Petroleum ADR                        164,256
     500 Texaco, Inc.                                      23,687
                                                      -----------
                                                        6,688,961
 ----------------------------------------------------------------
  Logistics/Rail - 0.1%
   1,600 Norfolk Southern Corp.                            44,100
 ----------------------------------------------------------------
  Media & Communications - 1.2%
     300 Pulitzer Publishing Co.                           23,905
   4,600 SBC Communications, Inc.                         248,400
         Tele-Communications, Inc.
   4,100 (Liberty Media Group)*                           281,106
   3,100 U.S. West, Inc.                                  191,231
                                                      -----------
                                                          744,642
 ----------------------------------------------------------------
  Metal Products - 0.5%
   3,300 Aluminum Company of America, Inc.                275,962
 ----------------------------------------------------------------
  Office & Business Equipment - 0.2%
   2,000 Pitney-Bowes, Inc.                               137,625
 ----------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE LARGE CAP VALUE FUND
Statement of Investments (continued)
January 31, 1999

  Shares Description                               Value

 Common Stocks - (continued)
  Personal Computers and Peripherals - 0.4%
  1,500  Apple Computer, Inc*                 $    61,781
  6,100  CHS Electronics, Inc.*                    91,118
    800  Lexmark International Group, Inc.*        90,500
                                              -----------
                                                  243,399
 --------------------------------------------------------
  Pharmaceuticals - 0.7%
  3,300  Amgen, Inc.*                             421,781
 --------------------------------------------------------
  Restaurants & Hotels - 0.6%
  7,100  Tricon Global Restaurants, Inc.*         337,694
 --------------------------------------------------------
  Retail - 1.2%
    100  American Stores Co.                        3,625
  4,600  Ann Taylor Stores Corp.*                 178,250
  1,800  Dayton Hudson Corp.                      114,750
  1,500  Federated Department Stores, Inc.*        62,719
  1,700  Ingram Micro, Inc.*                       51,531
  3,000  Tiffany & Co.                            172,688
  3,700  Zale Corp.*                              121,406
                                              -----------
                                                  704,969
 --------------------------------------------------------
  Retail Trade - 0.2%
  5,100  Staples, Inc.*                           145,988
 --------------------------------------------------------
  Security and Commodity Brokers - 1.7%
  2,600  Bear Stearns Companies, Inc.             122,524
  3,100  Lehman Brothers Holdings, Inc.           169,531
  2,600  Merrill Lynch & Co., Inc.                197,600
  6,500  Morgan Stanley Dean Witter & Co.         564,281
                                              -----------
                                                1,053,936
 --------------------------------------------------------
  Semiconductors - 0.9%
  3,800  Intel Corp.                              535,563
 --------------------------------------------------------
  Semiconductors & Electronics - 0.4%
  3,100  Motorola, Inc.                           223,975
 --------------------------------------------------------
  Software & Services - 0.2%
  2,000  Computer Sciences Corp.*                 137,125
 --------------------------------------------------------
  Specialty Finance & Agencies - 1.4%
  4,700  C.I.T. Group, Inc.                       149,813
  5,000  Golden West Financial                    469,375
  2,300  Providian Financial Corp.                231,869
                                              -----------
                                                  851,057
 --------------------------------------------------------
  Specialty Retail - 1.7%
    100  American Greetings Corp.                   3,950
  2,200  Best Buy Co., Inc.*                      199,650
  4,000  Home Depot, Inc.                         241,500
  9,000  Lowes Companies, Inc.                    524,813
  1,700  Office Depot, Inc.*                       59,075
                                              -----------
                                                1,028,988
 --------------------------------------------------------

  Shares Description                           Value

 Common Stocks - (continued)
  Steel - 1.0%
   3,100 AK Steel Holding Corp.           $    64,518
   8,800 Nucor Corp.                          431,200
   4,900 USX-US Steel Group                   127,706
                                          -----------
                                              623,424
 ----------------------------------------------------
  Supermarkets - 2.2%
  10,500 CVS Corp.                            574,875
   2,000 Kroger Co.*                          127,000
  12,600 Rite Aid Corp.                       618,975
                                          -----------
                                            1,320,850
 ----------------------------------------------------
  Technology Capital Goods - 0.3%
   3,000 Applied Materials, Inc.*             189,563
 ----------------------------------------------------
  Telecommunications - 12.0%
   4,500 Ameritech Corp.                      293,062
  19,900 AT&T Corp.                         1,805,925
  15,400 BCE, Inc.                            687,225
  13,200 Bell Atlantic Corp.                  792,000
   2,900 BellSouth Corp.                      129,412
   6,100 Cincinnati Bell, Inc.                123,906
  16,900 GTE Corp.                          1,140,750
   8,800 MCI Worldcom, Inc.*                  701,800
  16,300 Sprint Corp.                       1,367,163
   4,200 Telephone & Data Systems, Inc.       223,650
                                          -----------
                                            7,264,893
 ----------------------------------------------------
  Telecommunications Equipment - 0.2%
   3,000 General Instrument Corp.*            106,500
 ----------------------------------------------------
  Textiles - 0.1%
     100 Mohawk Industries, Inc.*               3,850
   1,200 VF Corp.                              51,150
                                          -----------
                                               55,000
 ----------------------------------------------------
  Tobacco - 1.5%
   8,600 Fortune Brands, Inc.                 285,950
  23,200 RJR Nabisco Holdings Corp.           626,400
                                          -----------
                                              912,350
 ----------------------------------------------------
  Transportation-Rail - 0.5%
   7,000 Burlington Northern Santa Fe         242,375
   1,100 CSX Corp.                             44,275
                                          -----------
                                              286,650
 ----------------------------------------------------
  Transportation/Storage - 0.1%
   2,000 Tidewater, Inc.                       43,250
 ----------------------------------------------------
  Utilities - 3.5%
   4,700 Dominion Resources, Inc.             210,325
   3,900 Energy East Corp.                    199,631
   1,400 Entergy Corp.                         41,213
   7,900 FPL Group, Inc.                      433,512
  30,900 Keyspan Energy, Inc.                 836,231
 ----------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS CORE LARGE CAP VALUE FUND

  Shares Description                Value

 Common Stocks - (continued)
  Utilities - (continued)
  4,500  Texas Utilities Co.   $   197,719
  5,500  Unicom Corp.              195,938
                               -----------
                                 2,114,569
 -----------------------------------------
  TOTAL COMMON STOCKS
  (Cost $60,101,321)           $59,990,750
 -----------------------------------------

  Principal   Interest  Maturity
  Amount        Rate      Date         Value
 U.S. Treasury Obligation - 0.7%
  U.S. Treasury Bill(c)
   $450,000     4.38%   02/04/99  $   449,836
 --------------------------------------------
  TOTAL U.S. TREASURY OBLIGA-
  TION
  (Cost $449,836)                 $   449,836
 --------------------------------------------
  TOTAL INVESTMENTS
  (Cost $60,551,157)(a)           $60,440,586
 --------------------------------------------

  Federal Income
  Tax Information:
  Gross unrealized
   gain for
   investments in
   which value
   exceeds cost     $ 1,371,796
  Gross unrealized
   loss for
   investments in
   which cost
   exceeds value     (1,482,367)
 -------------------------------
  Net unrealized
   loss             $  (110,571)
 -------------------------------

 Futures contracts open at January 31, 1999 are as follows:

                 Number of
                 Contracts Settlement  Unrealized
      Type        Long(b)     Month       Gain
 ------------------------------------------------
  S&P 500 Index       1    March, 1999    $993
 ------------------------------------------------

 * Non-income producing security.
 (a) The aggregate cost for federal income tax purposes is $60,551,157.
 (b) Each S&P 500 Stock Index future utilizes a multiplier of 250 per contract with the index value at time of purchase in notional par value. The net notional amount and market value at risk are $319,382 and $320,375, re-spectively. The determination of notional amounts does not consider mar-ket risk factors and therefore notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.
 (c) This security is being segregated as collateral for futures contracts.

 The percentages shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND


Performance Summary
January 31, 1999


 The following graph shows the value, as of January 31, 1999, of a $10,000 in-vestment made (with the maximum sales charge of 5.5% per Class A and contin-gent deferred sales charges of 5.0% and 1.0% for Class B and C, respectively and at NAV for the Institutional and Service Classes) on August 15, 1997 (commencement of operations) of the Goldman Sachs CORE International Equity Fund. For comparative purposes, the performance of the Fund's benchmark (Mor-gan Stanley Gross Europe, Australia, Far East Index ("MS Gross EAFE Index")) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

 CORE International Equity Fund's Lifetime Performance

 Performance of a $10,000 Investment, Distributions Reinvested August 15, 1997 to January 31, 1999

                                  [LINE GRAPH]

                                                                 Morgan Stanley
          Class A   Class B   Class C  Institutional   Service     Gross EAP
------------------------------------------------------------------------------
8/15/97  $  9,450  $ 10,000  $ 10,000    $ 10,000     $ 10,000     $ 10,000
------------------------------------------------------------------------------
8/97        9,045     9,570     9,570       9,570        9,570        9,540
------------------------------------------------------------------------------
9/97        9,405     9,950     9,950       9,960        9,950       10,076
------------------------------------------------------------------------------
10/97       8,620     9,910     9,120       9,130        9,120        9,304
------------------------------------------------------------------------------
11/97       8,365     8,840     8,840       8,860        8,850        9,211
------------------------------------------------------------------------------
12/97       8,293     8,760     8,770       8,794        8,780        9,294
------------------------------------------------------------------------------
1/98        8,728     9,210     9,220       9,255        9,230        9,722
------------------------------------------------------------------------------
2/98        9,361     9,880     9,890       9,936        9,910       10,348
------------------------------------------------------------------------------
3/98        9,655    10,190    10,200      10,256       10,230       10,669
------------------------------------------------------------------------------
4/98        9,645    10,170    10,180      10,246       10,220       10,755
------------------------------------------------------------------------------
5/98        9,541    10,060    10,080      10,146       10,110       10,706
------------------------------------------------------------------------------
6/98        9,456     9,970     9,980      10,056       10,020       10,789
------------------------------------------------------------------------------
7/98        9,579    10,090    10,100      10,186       10,150       10,901
------------------------------------------------------------------------------
8/98        8,179     8,620     8,620       8,704        8,670        9,553
------------------------------------------------------------------------------
9/98        7,943     8,370     8,370       8,464        8,420        9,262
------------------------------------------------------------------------------
10/98       8,747     9,210     9,220       9,325        9,280       10,230
------------------------------------------------------------------------------
11/98       9,134     9,620     9,630       9,746        9,690       10,757
------------------------------------------------------------------------------
12/98       9,440     9,930     9,940      10,076       10,017       11,184
------------------------------------------------------------------------------
1/99        9,459     9,552     9,960      10,106       10,037       11,154
------------------------------------------------------------------------------



  Average Annual Total Return through January 31,
  1999                                              Since Inception One Year
  Class A (commenced August 15, 1997)
  Excluding sales charges                                     0.05%    8.37%
  Including sales charges                                    -3.73%    2.38%
 ---------------------------------------------------------------------------
  Class B (commenced August 15, 1997)
  Excluding contingent deferred sales charges                -0.34%    8.03%
  Including contingent deferred sales charges                -3.08%    3.04%
 ---------------------------------------------------------------------------
  Class C (commenced August 15, 1997)
  Excluding contingent deferred sales charges                -0.27%    8.03%
  Including contingent deferred sales charges                -0.27%    7.03%
 ---------------------------------------------------------------------------
  Institutional Class (commenced August 15, 1997)             0.72%    9.20%
 ---------------------------------------------------------------------------
  Service Class (commenced August 15, 1997)                   0.25%    8.74%
 ---------------------------------------------------------------------------

                                    GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND
Statement of Investments
January 31, 1999

  Shares  Description                                                   Value

 Common Stocks - 97.8%
  Australia - 0.5%
   65,400 Coca Cola Amatil (Food & Beverages)                     $    267,377
   49,600 General Property Trust (Real Estate)                          93,082
  218,209 Leighton Holdings (Construction)                             886,340
   13,700 National Australia Bank (Banking)                            230,261
   65,300 Publishing & Broadcasting Ltd. (Broadcast Media)             337,206
   50,900 Qantas Airways (Airlines)                                    110,908
   31,100 Tab Corp Holdings Ltd. (Entertainment & Leisure)             221,509
                                                                  ------------
                                                                     2,146,683
 -----------------------------------------------------------------------------
  Austria - 2.1%
   13,600 Austria Tabakwerke AG (Tobacco)                            1,049,875
    5,350 Austrian Airlines (Airlines)                                 185,489
   83,850 Bank Austria AG (Banking)                                  3,717,343
   11,050 Bbag Oest Brau Beteiligungs (Food & Beverages)               562,737
    3,800 EVN Energie Versorgung Neideroesterreich AG (Utility)        547,732
    7,300 Flughafen Wien AG (Business Services)                        327,782
   10,822 Rhi AG (Manufacturing-Miscellaneous)                         242,963
   64,100 Va Stahl AG (Steel)                                        1,881,392
                                                                  ------------
                                                                     8,515,313
 -----------------------------------------------------------------------------
  Britain - 18.6%
   32,300 Abbey National (Insurance)                                   636,810
   97,829 Allied Domecq PLC (Food & Beverages)                         755,077
  173,100 Allied Zurich (Insurance Services)                         2,672,088
  237,700 Arjo Wiggins Appleton PLC (Paper & Forest Products)          395,095
   77,400 Bank of Scotland (Banking)                                   982,078
   27,600 Barclays Bank (Banking)                                      607,737
  279,671 BG (Gas Distribution & Pipeline)                           1,735,160
  262,470 Billiton PLC (Metals-Diversified)                            501,059
   39,200 Boc Group, Inc. (Chemical Products)                          536,639
  232,100 British Aerospace PLC (Aerospace/ Defense)                 1,762,778
   72,300 British Airways PLC (Airlines)                               421,204
  170,000 British American Tobacco (Tobacco)                         1,761,146
   39,900 British Energy PLC (Utility)                                 453,078
  194,100 British Petroleum (Oil & Gas)                              2,644,884
  494,000 British Telecom (Telecommunications)                       7,585,066
  161,483 Cable & Wireless (Telecommunications)                      2,341,281
  141,900 Compass Group (Food & Beverages)                           1,856,523
   36,590 Daily Mail & General Trust (Publishing)                    1,806,485
   88,300 General Electric Co. (Electronics & Other Electrical
          Equipment)                                                   821,758
  213,980 Glaxo Wellcome PLC  (Pharmaceuticals)                      7,208,449
   73,400 Halifax PLC (Banking)                                        873,344
   74,300 Hanson PLC (Building Materials)                              485,434
  134,000 HSBC Holdings PLC (HKD 10) (Banking)                       3,398,273
   85,300 HSBC Holdings PLC (GBP 75) (Banking)                       2,333,086
 -----------------------------------------------------------------------------

  Shares  Description                                                 Value

 Common Stocks - (continued)
  Britain - (continued)
   56,050 J. Sainsbury PLC (Supermarkets)                       $    396,638
  160,500 Kingfisher Group (Retail)                                1,638,957
  145,500 Lex Service PLC (Retail)                                   878,779
   33,500 Lloyds TSB Group PLC (Banking)                             436,637
  101,900 Lonrho (Mining)                                            570,169
  146,300 National Power (Electrical Services)                     1,150,861
  256,500 Norwich Union PLC (Insurance Services)                   1,973,421
  154,858 P & O Finance BV (Shipping)                              1,692,203
   78,900 Pearson (Publishing)                                     1,749,022
   37,762 Provident Financial (Financial Services)                   570,491
   52,900 Railtrack Group PLC (Transportation-Rail)                1,345,039
  435,077 Rolls Royce (Aerospace/Defense)                          1,775,696
  154,925 Royal Bank of Scotland Group (Banking)                   2,756,119
   60,700 RTZ Corp. (Mining)                                         728,227
  219,800 Safeway (Retail)                                           994,744
   98,500 Slough Estates (Real Estate)                               478,199
   69,300 Smith Group (Business Services)                            680,861
  229,800 Smithkline Beecham (Health & Medical Services)           3,097,310
   40,600 Standard Chartered (Banking)                               551,227
  372,700 Tarmac (Building Materials)                                650,154
   39,208 Thames Water (Water Supply and Other Sanitary
          Services)                                                  687,187
  137,442 Tomkins PLC (Diversified)                                  497,614
  144,418 Unilever NV (Consumer Products)                          1,431,954
   57,700 United Utility (Business Services)                         745,412
   49,500 Utd Assurance Group (Insurance Services)                   476,554
   52,800 Zeneca Group (Health & Medical Services)                 2,424,314
                                                                ------------
                                                                  74,952,321
 ---------------------------------------------------------------------------
  Finland - 5.5%
   12,100 Asko AS (Multi)                                            180,186
  131,110 Enso OY (Forest Products)                                1,180,391
  105,400 Finnair (Airlines)                                         542,755
    4,200 Huhtamaki OY (Food & Beverages)                            156,599
    8,300 Kesko (Retail)                                             117,938
  131,600 Merita PLC (Banking)                                       845,219
  160,850 Metsa Serla OY (Forest Products)                         1,115,362
  112,850 Nokia AB OY Series A (Telecommunications Equipment)     16,484,266
    2,000 Nokia AB OY Series K (Telecommunications Equipment)        286,461
   15,750 Pohjola Group Insurance Corp. (Insurance Services)         912,199
   18,250 UPM Kymmene OY (Paper & Forest Products)                   477,151
                                                                ------------
                                                                  22,298,527
 ---------------------------------------------------------------------------
  France - 10.1%
    7,250 Alcatel Alsthom (Computers/Office)                         845,571
   11,000 Accor (Recreational Services)                            2,250,765
   29,850 Assurances Generales de France (Insurance Services)      1,750,890

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND
Statement of Investments (continued)
January 31, 1999

  Shares    Description                                               Value

 Common Stocks - (continued)
  France - (continued)
     33,000 Axa (Insurance)                                     $  4,794,129
     25,180 Banque National de Paris (Banking)                     2,288,438
     23,600 Casino Guich Perr (Retail)                             2,293,734
      5,800 Christian Dior (Textiles)                                755,575
     10,700 Elf Aquitaine (Oil & Gas)                              1,160,372
     13,800 Erid Beghin Say (Consumer Products)                    2,274,637
     71,800 France Telecom (Telecommunications)                    6,766,185
     10,850 GTM Entrepose (Building Materials & Construction)      1,057,001
      2,500 Havas Advertising (Business Services)                    412,072
      4,005 Labinal (Aerospace/Defense)                              837,694
     11,300 Pechiney (Miscellaneous Manufacturer)                    385,358
     44,400 Renault Regie Nationale (Auto/Vehicle)                 2,473,113
      1,900 Saint Gobain (Building Products)                         266,090
        900 Sefimeg (Recreational Services)                           62,408
     18,100 Suez Lyonnaise Eaux (Financial Services)               3,732,336
     39,100 Thomson PLC (Aerospace/Defense)                        1,577,866
     15,850 Vivendi (Business Services)                            4,637,701
                                                                ------------
                                                                  40,621,935
 ---------------------------------------------------------------------------
  Germany - 7.0%
      1,900 Allianz AG Holdings (Insurance)                          697,623
     71,550 BASF AG (Chemical Products)                            2,643,370
     63,700 Commerzbank AG (Banking)                               1,904,408
      5,400 Continental AG (Tires & Rubber)                          145,481
     68,065 Daimler Chrysler AG (Auto/Vehicle)                     7,095,093
     64,850 Deutsche Telekom AG (Telecommunications)               2,948,729
     12,350 Fag Kugelfischer (Industrial Machinery)                   91,253
     38,375 Hoechst AG (Pharmaceuticals)                           1,648,941
    101,600 Lufthansa AG (Airlines)                                2,142,410
      4,850 Man AG (Industrial Machinery)                          1,309,394
     69,400 Merck KGAA (Pharmaceuticals)                           2,548,161
      4,200 Rheinmetall AG (Machinery)                                76,151
     24,975 Siemens AG (Electronics)                               1,775,815
      3,750 Thyssen AG (Miscellaneous Manufacturer)                  635,159
     29,500 Veba AG (Utility)                                      1,757,188
      9,150 Volkswagen AG (Auto/Vehicle)                             718,727
                                                                ------------
                                                                  28,137,903
 ---------------------------------------------------------------------------
  Hong Kong - 4.4%
  1,121,000 Amoy Properties (Real Estate)                            719,721
    235,200 Bank of East Asia (Banking)                              335,402
    347,000 Cathay Pacific Air (Transportation/ Storage)             338,098
     40,000 Cheung Kong Holdings Ltd. (Real Estate)                  277,462
    542,500 CLP Holdings Ltd. (Utility)                            2,464,382
    194,500 Dao Heng Bank Group (Banking)                            479,423
 ---------------------------------------------------------------------------

  Shares    Description                                                Value

 Common Stocks - (continued)
  Hong Kong - (continued)
    625,000 Elec & Eltek International (Semiconductors &
            Electronics)                                         $    117,760
    396,000 First Pacific Co. (Multi)                                 249,135
    266,000 Guoco Group (Financial Services)                          411,935
     46,500 Hang Seng Bank (Banking)                                  388,560
    193,000 Henderson Land Development Co. (Real Estate)              839,369
    662,000 Hong Kong & China Gas Co. (Utility)                       768,893
    324,500 Hong Kong Electric (Utility)                              950,618
  1,930,400 Hong Kong Telecom (Telecommunications)                  3,126,487
    388,000 Hutchison Whampoa (Diversified)                         2,753,975
    344,900 Jardine Matheson ADR (Financial Services)                 917,435
     85,000 Kerry Properties (Real Estate)                             53,476
    392,000 Kumagai Gumi (Building Materials)                         135,324
    132,000 National Mutual Asia (Insurance Services)                  98,802
  1,678,000 Sino Land Co. (Real Estate)                               817,475
     45,000 Sun Hung Kai Properties Co. (Real Estate)                 296,175
    299,500 Swire Pacific Ltd. (Diversified)                        1,279,353
                                                                 ------------
                                                                   17,819,260
 ----------------------------------------------------------------------------
  Italy - 3.4%
    356,500 Banca Commercial Italiana (Banking)                     2,269,407
     94,300 Fiat SpA (Auto/Vehicle)                                   304,435
    323,200 Instituto National Assicurazioni (Insurance
            Services)                                                 778,883
     85,350 Istit Fin Ind (Conglomerates)                           1,241,877
    204,900 Magneti Marelli (Industrial Machinery)                    319,100
  1,410,300 Montedison SpA (Chemical Products)                      1,434,827
     42,100 RAS (Insurance Services)                                  492,929
     78,000 Rolo Banca 1473 (Banking)                               2,021,596
    292,125 Telecom Italia SpA (Telecommunications)                 2,736,282
  3,211,500 Unione Immobiliare (Real Estate Investment
            Management)                                             1,931,206
                                                                 ------------
                                                                   13,530,542
 ----------------------------------------------------------------------------
  Japan - 21.1%
      7,000 Acom Co. (Financial Services)                             421,189
     18,000 Alps Electric Co. (Electronics & Other Electrical
            Equipment)                                                335,934
    297,000 Bank of Tokyo Mitsubishi (Banking)                      3,538,244
     94,000 Canon, Inc. (Computers/Office)                          2,037,929
     41,000 Canon Sales Co., Inc. (Computers/Office)                  593,767
     32,000 Chugoku Electric Power Co. (Utility)                      540,666
     74,000 Chuo Trust & Bank (Financial Services)                    369,346
     94,000 Daicel Chemical Industries (Chemical Products)            267,402
     72,000 Daiichi Pharmaceutical Co. (Health/ Personal Care)      1,112,228
 ----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                    GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

  Shares  Description                                                     Value

 Common Stocks - (continued)
  Japan - (continued)
      106 East Japan Railway (Railroads)                            $    652,420
  154,000 Fuji Bank (Banking)                                            649,162
  386,000 Fuji Heavy Industries Ltd. (Automobiles & Automobile
          Parts)                                                       2,176,147
  167,000 Fujitsu Ltd. (Computers/Office)                              2,192,500
  177,000 Hino Motors (Industrial Machinery)                             599,638
  476,000 Hitachi (Electronics & Other Electrical Equipment)           3,426,231
   51,000 Honda Motor Co. Ltd. (Auto/Vehicle)                          1,899,228
  592,000 Ishikawajima Har (Industrial Machinery)                      1,041,059
  167,000 Izumiya Co. (Retail)                                         1,783,656
   73,000 Kirin Brewery Ltd. (Alcohol)                                   886,660
   38,900 Kokusai Den Kdd (Telecommunications)                         1,341,321
  425,000 Konica Corporation (Recreation/Consumer Goods)               1,967,372
   28,000 Kyocera Corp. (Electronics)                                  1,494,073
  172,000 Kyowa Hakko Kogyo (Health & Medical Services)                  892,582
   81,600 Kyushu Electric Power Co., Inc. (Utility)                    1,347,045
  120,000 Lion Corp. (Health & Medical Services)                         496,530
  651,000 Marubeni Corp. (Wholesale)                                   1,116,754
  108,000 Matsushita Electric Industrial Co. (Electronics &
          Other Electrical Equipment)                                  1,839,645
  102,000 Mitsubishi Electric (Electronics)                              364,898
  702,000 Mitsubishi Heavy Industries Ltd. (Industrial
          Machinery)                                                   2,850,239
   19,000 Mitsubishi Real Estate (Recreational Services)                 177,053
  229,000 Mitsubishi Trust & Banking (Banking)                         1,859,558
  154,000 Mitsui Co. (Trading/Wholesale)                                 925,288
  280,000 Mitsui Osk Lines (Transportation/Storage)                      446,532
  210,000 Mitsui Petrochemical Industries (Oil & Gas Services)           798,328
   50,000 Mitsui Soko Co. (Transportation/Storage)                       184,475
   59,000 Mycal Corp. (Retail)                                           368,734
    8,000 Nichiei Co. (Financial Services)                               557,907
    1,900 Nintendo Company Ltd. (Entertainment & Leisure)                176,889
  349,000 Nippon Express Co. (Transportation)                          1,808,103
  605,000 Nippon Oil Co. Ltd. (Oil & Gas)                              1,971,380
   41,000 Nippon Paper Industries (Paper & Forest Products)              169,648
      443 Nippon Telephone & Telegraph Corp. (Telecommunications)      3,582,035
   97,000 Nishimatsu Construction (Construction)                         505,883
  263,000 Nissan Motor Co. (Auto/Vehicle)                                952,200
  735,000 NKK Corp. (Steel)                                              437,179
       17 NTT Mobile Communications* (Telecommunications)                718,072
   29,100 Orix Corp. (Financial Services)                              1,989,250
  197,000 Sakura Bank (Banking)                                          482,290
   47,000 Sankyo Company Ltd. (Pharmaceuticals)                          984,526
 -------------------------------------------------------------------------------

  Shares  Description                                                   Value

 Common Stocks - (continued)
  Japan - (continued)
  578,000 Sanyo Electric Co. Ltd. (Electronics & Other
          Electrical Equipment)                                   $  1,773,786
  232,000 Sekisui House (Building Materials & Construction)          2,335,899
   36,000 Shikoku Electric Power (Electrical Services)                 605,146
  174,000 Shionogi & Co. (Health & Medical Services)                 1,274,945
  544,000 Snow Brand Milk (Food & Beverages)                         2,527,615
   15,200 Sony Corp. (Electronics & Other Electrical Equipment)      1,107,194
  173,000 Sumitomo Bank (Banking)                                    2,169,863
  442,000 Sumitomo Osaka Cement (Building Materials)                   861,101
  557,000 Taiheiyo Cement (Building Materials)                       1,320,417
   24,000 Takeda Chemical Industries (Pharmaceuticals)                 858,584
   52,000 Tokyo Electric Power (Electrical Services)                 1,131,848
  203,000 Toppan Printing Co. (Business Services)                    2,385,147
   37,000 Toyo Seikan Kaisha (Containers-Metal and Glass)              701,694
  211,000 Toyota Motor Corp. (Auto/Vehicle)                          5,565,794
      307 West Japan Railway (Transportation/ Rail)                  1,349,683
  308,000 Yasuda Fire & Marine Insurance (Insurance)                 1,571,794
                                                                  ------------
                                                                    84,869,705
 -----------------------------------------------------------------------------
  Netherlands - 0.1%
    1,875 ASR Verzekeringsgr (Insurance)                               159,003
    1,000 ING Groep NV* (Financial Services)                            58,315
                                                                  ------------
                                                                       217,318
 -----------------------------------------------------------------------------
  Norway - 0.4%
  381,514 Christiania Bank OG (Banking)                              1,674,130
 -----------------------------------------------------------------------------
  Portugal - 0.6%
   19,700 Banco Port Atlan (Banking)                                   376,219
   19,140 Banco Totta E Acores (Banking)                               424,269
   71,400 Electricidade de Portugal SA (Utility)                     1,745,025
                                                                  ------------
                                                                     2,545,513
 -----------------------------------------------------------------------------
  Singapore - 4.1%
  556,000 Acma Ltd. (Retail)                                           238,239
  491,000 City Developments (Real Estate)                            2,002,305
  308,000 Dairy Farm International ADR (Retail)                        320,320
  959,000 DBS Land (Real Estate)                                     1,297,937
  119,000 Development Bank of Singapore (Banking)                      914,303
   92,000 Fraser & Neave (Beverages/Tobacco)                           320,804
  760,000 Hong Kong Land Holdings ADR (Real Estate)                    866,400
  439,000 Hotel Properties (Hotels & Restaurants)                      188,106
   91,000 Keppel Land (Real Estate)                                     93,582
  381,000 Marco Polo Development Ltd. (Hotels & Restaurants)           389,557
 -----------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND
Statement of Investments (continued)
January 31, 1999

  Shares    Description                                               Value

 Common Stocks - (continued)
  Singapore - (continued)
    220,000 National Steel Ltd. (Steel)                         $    244,444
    138,500 Overseas Chinese Banking Corp--Alien Market
            (Banking)                                                949,527
    249,000 Overseas Union Bank--Foreign (Banking)                   927,128
     13,000 Rothmans Industries (Beverage/Tobacco)                    82,210
    137,400 Singapore Airlines Ltd. (Airlines)                       933,865
     63,000 Singapore Land (Real Estate)                             128,085
    139,500 Singapore Press Holdings Ltd. (Media &
            Communications)                                        1,582,979
  2,303,300 Singapore Telecommunications (Telecommunications)      3,226,254
    363,300 United Engineers (Construction)                          244,777
    332,000 United Industrial Corp. (Real Estate)                    135,390
    167,000 United Overseas Bank (Banking)                           996,868
     52,000 Venture Manufacturing (Electronics)                      225,887
                                                                ------------
                                                                  16,308,967
 ---------------------------------------------------------------------------
  Spain - 8.5%
     81,300 Argentaria Corp Bancaria de Espana (Banking)           2,084,945
     23,900 Banco Bilbao Vizcaya SA (Banking)                        358,078
     28,000 Banco Popular Espanol (Banking)                        2,005,227
     60,000 Dragados Y Construcciones (Construction)               2,229,621
    207,400 Endesa SA (Electrical Services)                        5,773,810
    228,625 Iberdrola SA (Utility)                                 3,991,902
      8,400 Petroleos Cia Esp (Oil & Gas)                            311,288
     76,150 Repsol SA (Oil & Gas Services)                         4,133,407
    226,829 Telefonica de Espana SA (Telecommunications)          10,378,375
    156,300 Union Electric Fenosa (Electrical Services)            2,697,091
                                                                ------------
                                                                  33,963,744
 ---------------------------------------------------------------------------
  Sweden - 3.0%
     59,400 Electrolux AB (Appliance Manufacturer)                   922,727
     74,000 Ericsson Telecommunications (Telecommunications
            Equipment)                                             2,004,545
      6,600 Esselte (Business Services)                              109,304
     74,600 Gambro (Medical Products and Supplies)                   723,082
    298,600 Nordbanken Holding AB (Banking)                        2,070,070
     93,900 Skand Enskilda Banken (Banking)                        1,103,032
     60,350 Svenska Handelsbanken (Banking)                        2,401,820
      9,400 Trelleborg AB (Diversified Manufacturing)                 88,699
     91,207 Volvo AB (Auto/Vehicle)                                2,488,219
                                                                ------------
                                                                  11,911,498
 ---------------------------------------------------------------------------
  Switzerland - 8.4%
      1,600 Baloise Holdings (Insurance)                           1,503,568
      1,100 Danzas Holding AG (Business Services)                    453,897
      6,334 George Fischer AG (Industrial Machinery)               2,007,206
      1,890 Holderbank Financiere Glarus AG (Construction)         1,983,078
 ---------------------------------------------------------------------------

  Shares    Description                      Value

 Common Stocks - (continued)
  Switzerland - (contin-
  ued)
      1,848 Jelmoli Holdings AG
            (Retail)                   $  1,756,207
        120 Movenpick Holdings
            (Leisure)                        67,830
        974 Nestle SA (Food &
            Beverages)                    1,785,862
      3,920 Novartis AG Regular
            Shares (Pharmaceuticals)      7,356,405
        605 Novartis AG Bearer Shares
            (Pharmaceuticals)             1,137,928
         40 Pargesa Holdings SA
            (Financial Services)             56,808
        636 Roche Holdings AG
            (Health/Personal Care)        8,308,938
      2,963 SAirGroup (Airlines)            632,252
         72 Schindler Holdings AG
            (Industrial Machinery)          126,673
      1,685 Schw Ruckversicher
            (Insurance Services)          4,189,582
        258 UBS AG (Banking)                 83,673
      3,365 Zurich Allied AG
            (Insurance)                   2,489,334
                                       ------------
                                         33,939,241
 --------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $371,539,902)                  $393,452,600
 --------------------------------------------------
  Principal Interest      Maturity
  Amount    Rate          Date               Value

 Short-Term Obligations - 1.7%
  FHLMC Discount Note
  500,000   4.79%         03/04/99     $    497,938
  State Street Bank & Trust Time Deposit
  6,505,000 4.68%         02/01/99        6,505,000
 --------------------------------------------------
  TOTAL SHORT-TERM OBLIGATIONS
  (Cost $7,002,938)                    $  7,002,938
 --------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $378,542,840)(a)               $400,455,538
 --------------------------------------------------

  Federal Income Tax
  Information:
  Gross unrealized
   gain for
   investments in
   which value
   exceeds cost         $ 36,588,864
  Gross unrealized
   loss for
   investments in
   which cost
   exceeds value         (16,446,197)
 ------------------------------------
  Net unrealized
   gain                 $ 20,142,667
 ------------------------------------

The accompanying notes are an integral part of these financial statements.

                                    GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND
 Futures contracts open at January 31, 1999 are as follows:

                        Number of
                        Contracts            Settlement Unrealized
          Type           Long(b)  Multiplier   Month    Gain (Loss)
 ------------------------------------------------------------------
  FTSE 100 Index            18    GBP10         3/99     $(17,152)
  All Ordinaries Index       8    AUD25         3/99        2,297
  CAC-40-10EU Index         14    EUR10         3/99       17,585
  IBEX 35 Index              4    EUR10         2/99        1,089
  Hang Seng Index            5    HKD50         2/99      (12,909)
  TOPIX Index               25    JPY10,000     3/99       35,146
  MIB 30 Index               2    ITL10,000     3/99         (915)
  DAX Index                  7    EUR25         3/99       11,867
                                                         --------
                                                         $ 37,008
 ------------------------------------------------------------------

 * Non-income producing security.

 (a) The aggregate cost for federal income tax purposes is $380,312,871.
 (b) Each index future utilizes a multiplier for each contract with the index value at time of purchase in notional par value. The total net notional amount and market value at risk are $7,401,325 and $7,438,333, respec-tively. The determination of notional amounts does not consider market risk factors and therefore notional amounts presented here are indicative only of volume of activity and not a measure of market risk.

                                             Percentage of
                                            Total Net Assets
 Common Stock Industry Classifications
  Aerospace/Defense                                1.5%
  Airlines                                         1.2
  Alcohol                                          0.2
  Appliance Manufacturer                           0.2
  Auto/Vehicle                                     5.8
  Banking                                         12.9
  Beverages/Tobacco                                0.1
  Broadcast Media                                  0.1
  Building Materials & Construction                1.7
  Business Services                                2.4
  Chemical Products                                1.2
  Computers/Office                                 1.4
  Conglomerates                                    0.3
  Construction                                     1.5
  Consumer Products                                0.9
  Containers--Metal and Glass                      0.2
  Diversified                                      1.1
  Diversified Manufacturing                        0.0
  Electrical Services                              2.8
  Electronics & Other Electrical Equipment         3.3
  Entertainment & Leisure                          0.1
  Financial Services                               2.3
  Food & Beverages                                 2.0
  Forest Products                                  0.6
  Gas Distribution & Pipeline                      0.4
  Health & Medical Services                        4.3
  Hotels & Restaurants                             0.1
  Industrial Machinery                             2.1
  Insurance Services                               6.2
  Leisure                                          0.0

                                               Percentage of
                                            Total Net Assets
 Common Stock Industry Classifications - (continued)
  Machinery                                        0.0%
  Manufacturing--Miscellaneous                     0.1
  Media & Communications                           0.4
  Medical Products and Supplies                    0.2
  Metals--Diversified                              0.1
  Mining                                           0.3
  Miscellaneous Manufacturer                       0.3
  Multi                                            0.1
  Oil & Gas Services                               2.7
  Paper & Forest Products                          0.3
  Pharmaceuticals                                  5.5
  Publishing                                       0.9
  Railroads                                        0.2
  Real Estate                                      2.0
  Real Estate Investment Management                0.5
  Recreation/Consumer Goods                        0.5
  Recreational Services                            0.6
  Retail                                           2.6
  Semiconductors & Electronics                     0.0
  Shipping                                         0.4
  Steel                                            0.6
  Supermarkets                                     0.1
  Telecommunications                              11.2
  Telecommunications Equipment                     4.8
  Textiles                                         0.2
  Tires & Rubber                                   0.0
  Tobacco                                          0.7
  Trading/Wholesale                                0.2
  Transportation                                   1.3
  Utility                                          3.6
  Water Supply and Other Sanitary Services         0.2
  Wholesale                                        0.3
 -----------------------------------------------------------
  TOTAL COMMON STOCK                              97.8%
 -----------------------------------------------------------

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TRUST - CORE EQUITY FUNDS
Statements of Assets and Liabilities
January 31, 1999

                                                                Goldman Sachs
                                                                  CORE U.S.
                                                                 Equity Fund
 Assets:

  Investment in securities, at value (identified cost
  $773,218,849, $492,723,474, $129,431,286, $60,551,157 and
  $378,542,840, respectively)                                   $1,098,830,017
  Cash                                                                  82,876
  Receivables:
  Investment securities sold                                                --
  Dividends and interest                                               745,721
  Fund shares sold                                                   5,754,546
  Variation margin                                                     356,431
  Reimbursement from investment adviser                                 98,263
  Other assets                                                          60,263
 -----------------------------------------------------------------------------
  Total assets                                                   1,105,928,117
 -----------------------------------------------------------------------------

 Liabilities:

  Due to Bank                                                               --
  Payables:
  Investment securities purchased                                           --
  Fund shares repurchased                                            1,079,037
  Amounts owed to affiliates                                         1,086,372
  Variation margin                                                          --
  Accrued expenses and other liabilities                               137,919
 -----------------------------------------------------------------------------
  Total liabilities                                                  2,303,328
 -----------------------------------------------------------------------------

 Net Assets:

  Paid-in capital                                                  766,173,617
  Accumulated undistributed (distributions in excess of) net
  investment income                                                         --
  Accumulated net realized gain (loss) on investment, futures
  and foreign currency transactions                                 11,108,394
  Net unrealized gain (loss) on investments, futures and
  translation of assets and liabilities denominated in foreign
  currencies                                                       326,342,778
 -----------------------------------------------------------------------------
  NET ASSETS                                                    $1,103,624,789
 -----------------------------------------------------------------------------
  Net asset value, offering and redemption price per share:(a)
   Class A                                                              $32.98
   Class B                                                              $32.50
   Class C                                                              $32.40
   Institutional                                                        $33.29
   Service                                                              $32.85
 -----------------------------------------------------------------------------
  Shares outstanding:
   Class A                                                          18,359,982
   Class B                                                           4,687,864
   Class C                                                             830,687
   Institutional                                                     9,228,681
   Service                                                             353,120
 -----------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited number
  of shares authorized)                                             33,460,334
 -----------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares of CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE Large Cap Value and CORE International Equity is $34.90, $17.11, $10.75, $10.74 and $10.56, respectively. At redemp-
     tion, Class B and Class C shares may be subject to a contingent sales charge, assessed on the amount equal to the lesser of the current net as-set value or the original purchase price of the shares.
The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS TRUST - CORE EQUITY FUNDS

   Goldman Sachs      Goldman Sachs       Goldman Sachs         Goldman Sachs
  CORE Large Cap      CORE Small Cap      CORE Large Cap      CORE International
    Growth Fund        Equity Fund          Value Fund           Equity Fund

   $ 600,049,090        $148,267,167         $60,440,586            $400,455,538
           3,015              34,099                  --                 174,294
       3,830,372           1,085,241                  --                      --
         231,439              58,208              27,560                 379,021
              --             293,806             300,195               1,762,945
         259,588              20,018                 993                      --
         224,331             252,020             137,091                 255,412
          39,222              37,103                 454                 195,757
 --------------------------------------------------------------------------------
     604,637,057         150,047,662          60,906,879             403,222,967
 --------------------------------------------------------------------------------


              --                  --              58,146                      --
              --             744,241                  --                      --
         282,004             166,172              28,071                 319,537
         451,519             158,385              14,222                 387,992
              --                  --                  --                  20,194
         204,732             110,211             135,923                 261,680
 --------------------------------------------------------------------------------
         938,255           1,179,009             236,362                 989,403
 --------------------------------------------------------------------------------



     513,507,470         149,429,512          60,775,637             389,211,161
        (158,558)            (61,646)             37,422                (153,510)
     (17,445,815)        (19,314,794)            (32,964)             (8,772,493)
     107,795,705          18,815,581            (109,578)             21,948,406
 --------------------------------------------------------------------------------
   $ 603,698,802        $148,868,653         $60,670,517            $402,233,564
 --------------------------------------------------------------------------------
          $16.17              $10.16              $10.15                   $9.98
          $15.98              $10.07              $10.15                   $9.95
          $15.99              $10.08              $10.15                   $9.96
          $16.21              $10.20              $10.16                  $10.06
          $16.11              $10.16              $10.16                  $10.02
 --------------------------------------------------------------------------------
      10,855,306           6,305,945             656,325              11,053,406
       5,862,727           1,529,888              33,500                 743,573
       2,319,627             650,443              26,441                 375,620
      18,242,633           6,150,352           5,256,829              27,897,671
         103,240               5,350                 160                   2,165
 --------------------------------------------------------------------------------
      37,383,533          14,641,978           5,973,255              40,072,435
 --------------------------------------------------------------------------------

GOLDMAN SACHS TRUST - CORE EQUITY FUNDS
Statements of Operations
For the Year Ended January 31, 1999

                                                      Goldman Sachs
                                                        CORE U.S.
                                                       Equity Fund
  Investment income:
  Dividends(b)                                         $ 11,451,637
  Interest                                                  827,363
 -------------------------------------------------------------------------------
  Total income                                           12,279,000
 -------------------------------------------------------------------------------
  Expenses:
  Management fees                                         6,647,941
  Distribution & service fees(c)                          3,111,494
  Custodian fees                                            177,112
  Transfer agent fees                                     1,076,031
  Registration fees                                         144,105
  Professional fees                                          83,204
  Trustee fees                                                6,984
  Service share fees                                         49,461
  Other                                                     123,042
 -------------------------------------------------------------------------------
  Total expenses                                         11,419,374
 -------------------------------------------------------------------------------
  Less -- expenses reimbursed and fees waived by
  Goldman Sachs                                          (1,177,130)
 -------------------------------------------------------------------------------
  Net expenses                                           10,242,244
 -------------------------------------------------------------------------------
  NET INVESTMENT INCOME (LOSS)                            2,036,756
 -------------------------------------------------------------------------------
  Realized and unrealized gain (loss) on investment, futures and currency transactions:
  Net realized gain (loss) from:
  Investment transactions                                28,128,478
  Futures transactions                                     (649,916)
  Foreign currency related transactions                          --
  Net change in unrealized gain (loss) on:
  Investments                                           175,773,451
  Futures                                                   648,974
  Translation of assets and liabilities denominated
  in foreign currencies                                          --
 -------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment, futures, and foreign currency
  transactions                                          203,900,987
 -------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                      $205,937,743
 -------------------------------------------------------------------------------

 (a) Commencement of operations December 31, 1998.
 (b) For the CORE U.S. Equity Fund, CORE Large Cap Growth Fund and CORE Inter-national Equity Fund taxes withheld on dividends were $76,587, $3,992 and $450,810, respectively.
 (c) Class A, Class B and Class C of the following funds had distribution and services fees of:
  Goldman Sachs CORE U.S. Equity Fund -- $1,963,368, $995,389 and $152,737,
   respectively.
  Goldman Sachs CORE Large Cap Growth Fund -- 405,481, 449,058 and 156,368,
   respectively.
  Goldman Sachs CORE Small Cap Equity Fund -- 102,281, 140,016 and 44,551,
   respectively.
  Goldman Sachs CORE Large Cap Value Fund -- 579, 122 and 82, respectively. Goldman Sachs CORE International Equity Fund -- 208,905, 54,688 and 27,157,
   respectively.
The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS TRUST - CORE EQUITY FUNDS

   Goldman Sachs      Goldman Sachs       Goldman Sachs         Goldman Sachs
   CORE Large Cap     CORE Small Cap      CORE Large Cap      CORE International
    Growth Fund        Equity Fund          Value Fund(a)        Equity Fund

     $  2,053,010       $  1,040,297           $  30,857            $  3,302,032
          733,718            292,376              20,869                 696,313
 --------------------------------------------------------------------------------
        2,786,728          1,332,673              51,726               3,998,345
 --------------------------------------------------------------------------------
        2,072,619            769,013              12,245               1,890,475
        1,010,907            286,848                 783                 290,750
          118,101            113,289              15,518                 533,938
          394,222            268,859               1,194                 288,494
          184,435            120,585              69,300                 111,780
           63,789             73,032              25,567                  68,985
            8,044              7,491                  --                   7,429
            2,992                 74                  --                      52
          108,953            100,901              26,788                  84,171
 --------------------------------------------------------------------------------
        3,964,062          1,740,092             151,395               3,276,074
 --------------------------------------------------------------------------------
       (1,161,690)          (580,689)           (137,091)               (685,081)
 --------------------------------------------------------------------------------
        2,802,372          1,159,403              14,304               2,590,993
 --------------------------------------------------------------------------------
          (15,644)           173,270              37,422               1,407,352
 --------------------------------------------------------------------------------
      (14,071,031)       (16,176,071)                 --             (16,186,227)
       (2,852,808)        (2,751,353)            (32,964)                643,844
               --                 --                  --               6,955,966
      102,315,384         18,073,332            (110,571)             21,787,722
          461,047            (20,694)                993                  37,008
               --                 --                  --                  23,568
 --------------------------------------------------------------------------------
       85,852,592           (874,786)           (142,542)             13,261,881
 --------------------------------------------------------------------------------
     $ 85,836,948       $   (701,516)          $(105,120)           $ 14,669,233
 --------------------------------------------------------------------------------

GOLDMAN SACHS TRUST - CORE EQUITY FUNDS
Statements of Changes in Net Assets
For the Year Ended January 31, 1999

                                                                Goldman Sachs
                                                                  CORE U.S.
                                                                 Equity Fund
  From operations:
  Net investment income (loss)                                  $    2,036,756
  Net realized gain (loss) on investment, futures and foreign
  currency transactions                                             27,478,562
  Net change in unrealized gain (loss) on investments, futures
  and foreign currency transactions                                176,422,425
 ------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from
  operations                                                       205,937,743
 ------------------------------------------------------------------------------
  Distributions to shareholders:
  From net investment income
   Class A shares                                                     (627,909)
   Class B shares                                                           --
   Class C shares                                                           --
   Institutional shares                                             (1,448,951)
   Service shares                                                      (34,929)
  In excess of net investment income
   Class A shares                                                     (111,425)
   Class B shares                                                           --
   Class C shares                                                           --
   Institutional shares                                               (257,121)
   Service shares                                                       (6,198)
  From net realized gain on investment, futures and foreign
  currency transactions
   Class A shares                                                  (10,973,418)
   Class B shares                                                   (2,631,225)
   Class C shares                                                     (453,366)
   Institutional shares                                             (6,196,732)
   Service shares                                                     (222,218)
 ------------------------------------------------------------------------------
  Total distributions to shareholders                              (22,963,492)
 ------------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                                    472,932,540
  Reinvestment of dividends and distributions                       21,759,127
  Cost of shares repurchased                                      (248,643,259)
 ------------------------------------------------------------------------------
  Net increase in net assets resulting from share transactions     246,048,408
 ------------------------------------------------------------------------------
  TOTAL INCREASE                                                   429,022,659
 ------------------------------------------------------------------------------
  Net assets:
  Beginning of year                                                674,602,130
 ------------------------------------------------------------------------------
  End of year                                                   $1,103,624,789
 ------------------------------------------------------------------------------
  Accumulated undistributed (distributions in excess of) net
  investment income                                             $           --
 ------------------------------------------------------------------------------

 (a) Commencement of operations December /31/, /1998/.
The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS TRUST - CORE EQUITY FUNDS

    Goldman Sachs      Goldman Sachs     Goldman Sachs       Goldman Sachs
    CORE Large Cap     CORE Small Cap    CORE Large Cap    CORE International
     Growth Fund        Equity Fund        Value Fund(a)      Equity Fund
     $     (15,644)      $    173,270       $    37,422         $   1,407,352
       (16,923,839)       (18,927,424)          (32,964)           (8,586,417)
       102,776,431         18,052,638          (109,578)           21,848,298
 -----------------------------------------------------------------------------
        85,836,948           (701,516)         (105,120)           14,669,233
 -----------------------------------------------------------------------------
               --             (47,356)               --              (250,453)
               --                  --                --                    --
               --                  --                --                    --
               --            (125,897)               --              (808,555)
               --                 (17)               --                   (35)
               --              (6,981)               --                    --
               --                  --                --                    --
               --                  --                --                    --
         (125,793)            (18,557)               --                    --
             (218)                 (3)               --                    --
          (10,120)                 --                --                    --
           (4,694)                 --                --                    --
           (1,573)                 --                --                    --
          (12,174)                 --                --                    --
              (85)                 --                --                    --
 -----------------------------------------------------------------------------
         (154,657)           (198,811)               --            (1,059,043)
 -----------------------------------------------------------------------------
       502,793,514        153,543,862        62,186,814           470,437,011
            57,232             80,120                --               288,383
       (61,380,388)       (36,515,377)       (1,411,177)         (111,237,527)
 -----------------------------------------------------------------------------
       441,470,358        117,108,605        60,775,637           359,487,867
 -----------------------------------------------------------------------------
       527,152,649        116,208,278        60,670,517           373,098,057
 -----------------------------------------------------------------------------
        76,546,153         32,660,375                --            29,135,507
 -----------------------------------------------------------------------------
     $ 603,698,802       $148,868,653       $60,670,517         $ 402,233,564
 -----------------------------------------------------------------------------
     $    (158,558)      $    (61,646)      $    37,422         $    (153,510)
 -----------------------------------------------------------------------------

GOLDMAN SACHS TRUST - CORE EQUITY FUNDS
Statements of Changes in Net Assets
For the Period Ended January 31, 1998

                                                                Goldman Sachs
                                                                  CORE U.S.
                                                                 Equity Fund
  From operations:
  Net investment income (loss)                                   $  3,590,909
  Net realized gain (loss) on investment, futures and foreign
  currency related transactions                                    51,660,805
  Net change in unrealized gain on investments, futures and
  translation of assets and liabilities denominated in
  foreign currencies                                               58,735,381
 -----------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from
  operations                                                      113,987,095
 -----------------------------------------------------------------------------
  Distributions to shareholders:
  From net investment income
  Class A shares                                                   (1,575,637)
  Class B shares                                                           --
  Class C shares                                                           --
  Institutional shares                                             (1,709,339)
  Service shares                                                      (33,980)
  In excess of net investment income
  Class A shares                                                      (51,278)
  Class B shares                                                     (119,427)
  Class C shares                                                      (23,315)
  Institutional shares                                                     --
  Service shares                                                       (2,900)
  From net realized gain on investment, foreign currency and futures transactions
  Class A shares                                                  (30,719,012)
  Class B shares                                                   (4,237,947)
  Class C shares                                                     (358,883)
  Institutional shares                                            (15,675,265)
  Service shares                                                     (556,742)
 -----------------------------------------------------------------------------
  Total distributions to shareholders                             (55,063,725)
 -----------------------------------------------------------------------------
  From share transactions:
  Net proceeds from sales of shares                               265,252,943
  Reinvestment of dividends and distributions                      52,659,270
  Cost of shares repurchased                                      (98,067,148)
 -----------------------------------------------------------------------------
  Net increase in net assets resulting from share transactions    219,845,065
 -----------------------------------------------------------------------------
  TOTAL INCREASE                                                  278,768,435
 -----------------------------------------------------------------------------
  Net assets:
  Beginning of period                                             395,833,695
 -----------------------------------------------------------------------------
  End of period                                                  $674,602,130
 -----------------------------------------------------------------------------
  Accumulated undistributed (distributions in excess of) net
  investment income                                              $     75,033
 -----------------------------------------------------------------------------

 (a) Commencement of operations for the CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds were May 1, 1997, August 15, 1997 and August 15, 1997, respectively.
The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS TRUST - CORE EQUITY FUNDS

    Goldman Sachs               Goldman Sachs                         Goldman Sachs
    CORE Large Cap              CORE Small Cap                      CORE International
    Growth Fund(a)              Equity Fund(a)                        Equity Fund(a)
       $   (10,741)                $   (39,085)                            $    15,364
         1,346,393                    (276,521)                               (689,695)
         5,019,274                     762,943                                 100,108
 --------------------------------------------------------------------------------------
         6,354,926                     447,337                                (574,223)
 --------------------------------------------------------------------------------------
           (10,499)                         --                                      --
                --                          --                                      --
                --                          --                                      --
                (3)                         --                                 (13,900)
                --                          --                                      --
                --                          --                                  (1,401)
                --                          --                                      --
              (461)                         --                                      --
                --                          --                                      --
                (2)                         --                                      --
        (1,392,427)                    (37,526)                                     --
          (359,671)                    (34,574)                                     --
           (84,478)                     (7,527)                                     --
               (79)                    (29,872)                                     --
            (3,578)                         (7)                                     --
 --------------------------------------------------------------------------------------
        (1,851,198)                   (109,506)                                (15,301)
 --------------------------------------------------------------------------------------
        79,057,752                  32,949,538                              30,283,218
         1,734,068                      94,459                                  15,251
        (8,749,395)                   (721,453)                               (573,438)
 --------------------------------------------------------------------------------------
        72,042,425                  32,322,544                              29,725,031
 --------------------------------------------------------------------------------------
        76,546,153                  32,660,375                              29,135,507
 --------------------------------------------------------------------------------------
                --                          --                                      --
 --------------------------------------------------------------------------------------
       $76,546,153                 $32,660,375                             $29,135,507
 --------------------------------------------------------------------------------------
           (16,664)                $   (35,674)                            $   (11,740)
 --------------------------------------------------------------------------------------

GOLDMAN SACHS TRUST - CORE EQUITY FUNDS
Notes to Financial Statements
January 31, 1999
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the CORE U.S. Equity Fund, CORE Large Cap Growth Fund, CORE Small Cap Equity Fund, CORE Large Cap Value and the CORE International Equity Fund, collectively the "Funds" or individually a "Fund". At January 31, 1999, each Fund offered five classes of shares --
  Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Funds. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Certain reclassifications have been made to the prior period amounts to conform with the current period presentation. Such reclassifications have no effect as previously reported net asset values of the Funds.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the mean between the closing bid and asked prices. Debt securities are valued at prices supplied by an independent pricing services, which reflect broker / dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quota-tions are available are valued at the last sale price on valuation date, or if no sale occurs, at the mean between the most recent bid and asked prices. Short-term debt obligations maturing in sixty days or less are valued at am-ortized cost. Restricted securities, and other securities for which quota-tions are not readily available, are valued at fair value using methods approved by the Trust's Board of Trustees.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified-cost basis. Dividend in-come is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned. It is the Funds' policy, where necessary, to accrue for estimated capital gains taxes in foreign securities.

 C. Foreign Currency Translations -- The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign invest-ments, income and expenses are converted into U.S. dollars based upon cur-rency exchange rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward ex-change contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received.

 D. Forward Foreign Currency Exchange Contracts -- The CORE International Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio posi-tions. The CORE International Equity Fund may also purchase and sell forwards contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The

                                         GOLDMAN SACHS TRUST - CORE EQUITY FUNDS
 Fund realizes gains or losses at the time a forward contract is offset by en-try into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inabil-ity of counterparties to meet the terms of their contracts and from unantici-pated movements in the value of a foreign currency relative to the U.S.
 dollar.

 E. Federal Taxes -- It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of each Fund's distributions may be shown in the accompanying fi-nancial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, de-pending on the type of book/tax differences that may exist as well as timing differences associated with having different book and tax year ends.
   CORE Small Cap Equity, CORE Large Cap Growth and CORE International Equity Funds had approximately $19,364,000, $18,495,000 and $14,803,548, respec-
 tively at October 31, 1998 (the Fund's tax year end) of capital loss carryforward expiring in 2006 for Federal tax purposes. These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable law or regulations.

 F. Expenses -- Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are generally allocated to the funds on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective distribution and service plans. Share-holders of Service shares bear all expenses and fees paid to service organi-zations for their services with respect to such shares. Effective September 1, 1998, each class of shares of the Funds separately bears its respective class-specific transfer agency fees.

 G. Option Accounting Principles -- When the Funds write call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Funds realize a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Funds, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds will realize a loss in the amount of the cost of the option. If the Funds en-ter into a closing sale transaction, the Funds will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a pur-chased put option, the Funds will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid.

 H. Futures Contracts -- The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return.
   Upon entering into a futures contract, the Funds are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the associated futures exchange. Subsequent payments for futures

GOLDMAN SACHS TRUST - CORE EQUITY FUNDS
Notes to Financial Statements (continued)
January 31, 1999
 contracts ("variation margin") are paid or received by the Funds, depending on the fluctuations in the value of the contracts, and are recorded for fi-nancial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statement of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the under-lying securities. This risk may decrease the effectiveness of the Funds' strategies and potentially result in a loss.

 3. AGREEMENTS

   Pursuant to the Investment Management Agreements ("the Agreements"), Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser for CORE Large Cap Growth, CORE Small Cap Equity, CORE Large Cap Value and CORE International Equity Fund and Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman Sachs, serves as the investment adviser for CORE U.S. Equity Fund. Under the Agreements, the respective adviser, subject to the general supervision of the Trust's Board of Trustees, manages the Funds' portfolios. As compensation for the services rendered pursuant to the Agree-ments, the assumption of the expenses related thereto and administering the Funds' business affairs, including providing facilities, the respective ad-viser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .75%, .75%, .85%, .60% and .85% of the average daily net assets of the CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE Large Cap Value and CORE International Equity Funds, respectively.
   Each adviser had voluntarily agreed to limit certain "Other Expenses" for the CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds (excluding management fees, distribution and service fees, transfer agent fees for CORE U.S. Equity Fund, taxes, interest, brokerage, litigation, Service share fees, indemnification costs and extraor-dinary expenses) through August 31, 1998, to the extent such expenses exceed, on an annual basis, .06%, .05%, .20% and .25% of the average daily net assets of the funds, respectively. Effective September 1, 1998 (December 31, 1998 for CORE Large Cap Value), the expense limitation for the CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE Large Cap Value and CORE International Funds was modified to .00%, .00%, .04%, .00% and .12% (exclud-ing management fees, distribution and service fees, transfer agent fees, tax-es, interest, brokerage, litigation, Service share fees, indemnification costs and other extraordinary expense).
   Goldman Sachs serves as the Distributor of shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charge and has advised the Funds that it retained approximately $517,000, $361,000, $121,000, $1,000 and $94,000 during the year ended January 31, 1999 for the CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE Large Cap Value and CORE International Equity Funds, respectively.
   Prior to September 1, 1998, the Trust, on behalf of each Fund (except for CORE Large Cap Value which had not commenced operations), had adopted Distri-bution Plans (the "Distribution Plans") pursuant to Rule 12b-1. Under the Distribution Plans, Goldman Sachs was entitled to receive a quarterly fee from each Fund for distribution services equal, on an annual basis, to .25%, .75% and .75% of the Funds' average daily net assets attributable to Class A, Class B and Class C shares, respectively.
   Prior to September 1, 1998, the Trust, on behalf of each Fund (except for CORE Large Cap Value which had not commenced operations), had also adopted Authorized Dealer Service Plans (the "Dealer Service Plans") pursuant to which Goldman Sachs and Authorized Dealers were compensated for providing personal and account maintenance services. Each Fund paid a fee under the Dealer Service Plan equal, on an annual basis, up to .25% of its average daily net assets attributable to Class A, Class B and Class C shares.

                                         GOLDMAN SACHS TRUST - CORE EQUITY FUNDS
   Effective September 1, 1998, the Distribution Plans and Dealer Service
 Plans were combined into a Distribution and Service Plan. Under the Distribu-tion and Service Plan, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee from each Fund for distribution and shareholder maintenance services equal, on an annual basis, to .25% (.50% on CORE International Equi-ty), 1.00%, and 1.00% of each of the Fund's average daily net assets attrib-utable to Class A, Class B and Class C shares, respectively.
   Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. Ef-fective September 1, 1998, the fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: .19% of the average daily net assets for Class A, Class B and Class C shares and .04% of the average daily net assets for Institutional and Service shares.
   The Trust, on behalf of each Fund, has adopted a Service Plan. This plan allows for Service shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on a annualized basis), of the average daily net asset value of the Service shares.

 For the year ended January 31, 1999, Goldman Sachs, GSAM, GSFM and the Dis-tributor have voluntarily agreed to waive certain fees and reimburse other expenses as follows (in thousands):

                                    Waivers
                            -----------------------
                                       Distribution               Total Waivers
                                       and Service                     and
 Fund                       Management     Fees     Reimbursement Reimbursement
 ------------------------------------------------------------------------------
 CORE U.S. Equity                 $956          $--          $221        $1,177
 ------------------------------------------------------------------------------
 CORE Large Cap Growth             414          135           613         1,162
 ------------------------------------------------------------------------------
 CORE Small Cap Equity              39           21           521           581
 ------------------------------------------------------------------------------
 CORE Large Cap Value               --           --           137           137
 ------------------------------------------------------------------------------
 CORE International Equity          80           --           605           685
 ------------------------------------------------------------------------------

 At January 31, 1999, the amounts owed to affiliates were as follows (in thou-sands):

                                             Distribution
                              Management     and Service       Transfer
 Fund                            Fees            Fees         Agent Fees     Total
 ----------------------------------------------------------------------------------
 CORE U.S. Equity                   $618             $262           $206     $1,086
 ----------------------------------------------------------------------------------
 CORE Large Cap Growth               264              133             55        452
 ----------------------------------------------------------------------------------
 CORE Small Cap Equity               107               33             18        158
 ----------------------------------------------------------------------------------
 CORE Large Cap Value                 12                1              1         14
 ----------------------------------------------------------------------------------
 CORE International Equity           298               58             32        388
 ----------------------------------------------------------------------------------

GOLDMAN SACHS TRUST - CORE EQUITY FUNDS
Notes to Financial Statements (continued)
January 31, 1999
 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments, futures and options) for the year ended January 31, 1999, were as follows:

                                                                               Sales or
 Fund                                    Purchases                            Maturities
 ----------------------------------------------------------------------------------------
 CORE U.S. Equity                       $752,770,216                         $553,224,260
 ----------------------------------------------------------------------------------------
 CORE Large Cap Growth                   586,593,226                          169,043,346
 ----------------------------------------------------------------------------------------
 CORE Small Cap Equity                   176,054,196                           64,462,158
 ----------------------------------------------------------------------------------------
 CORE Large Cap Value                     60,101,321                                   --
 ----------------------------------------------------------------------------------------
 CORE International Equity               770,339,385                          409,727,132
 ----------------------------------------------------------------------------------------

   For the year ended January 31, 1999, Goldman Sachs earned approximately $284,000, $82,000, $62,000 and $130 brokerage commissions from portfolio transactions executed on behalf of the CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE Large Cap Value, respectively.

 5. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at each Fund's custodian.

 6. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Funds, together with other registered investment companies having manage-ment agreements with GSAM and GSFM or their affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
   At January 31, 1999, the CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds had undivided interests in the repurchase agreements in the joint account which equaled $29,300,000, $21,100,000 and $3,500,000, respectively, in principal amount. At January 31, 1999, the following repur-chase agreements held in this joint account were fully collateralized by fed-eral agency obligations:

                                          Principal   Interest  Maturity   Amortized
        Repurchase Agreements              Amount       Rate      Date        Cost
 --------------------------------------------------------------------------------------
 ABN/AMRO, Inc.                          $875,000,000     4.84% 02/01/99   $875,000,000
 --------------------------------------------------------------------------------------
 Bear Stearns & Co.                       250,000,000     4.83  02/01/99    250,000,000
 --------------------------------------------------------------------------------------
 NationsBanc Montgomery Securities LLC  1,000,000,000     4.84  02/01/99  1,000,000,000
 --------------------------------------------------------------------------------------
 CS First Boston Corp.                    363,500,000     4.83  02/01/99    363,500,000
 --------------------------------------------------------------------------------------
 TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                                $2,488,500,000
 --------------------------------------------------------------------------------------

                                         GOLDMAN SACHS TRUST - CORE EQUITY FUNDS
 7. LINE OF CREDIT FACILITY

 The Funds (except for CORE Large Cap Value Fund) participate in a $250,000,000 uncommitted, unsecured revolving line of credit facility. In ad-dition, the Funds (except for CORE Large Cap Value Fund) participate in a $50,000,000 committed, unsecured revolving line of credit facility. Both fa-cilities are to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, the Funds must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. During the year ended January 31, 1999, the Funds did not have any borrowings under these facilities.

 8. OTHER MATTERS AND CERTAIN RECLASSIFICATIONS

 As of January 31, 1999, Goldman, Sachs & Co. Profit Sharing Master Trust was the beneficial owner of approximately 13.9% of the outstanding shares of the CORE U.S. Equity Fund. In addition, the following Goldman Sachs Asset Alloca-tion Portfolios were beneficial owners of the Funds (as a percentage of out-standing shares):

                            Goldman Sachs     Goldman Sachs     Goldman Sachs    Goldman Sachs
                          Balanced Strategy Growth and Income  Growth Strategy Aggressive Growth
  Fund                        Portfolio     Strategy Portfolio    Portfolio    Strategy Portfolio
 ------------------------------------------------------------------------------------------------
  CORE Large Cap Growth             %              11.8%            10.4%                 %
 ------------------------------------------------------------------------------------------------
  CORE Small Cap Equity           --               12.4             11.2                --
 ------------------------------------------------------------------------------------------------
  CORE Large Cap Value           5.7               31.9             33.6              13.4
 ------------------------------------------------------------------------------------------------
  CORE International Eq-
  uity                           5.5               25.9             22.4               9.7
 ------------------------------------------------------------------------------------------------

 In accordance with Statement of Position 93-2, the CORE U.S. Equity Fund re-classified $33,945 from accumulated net realized gain on investment, futures and foreign currency transactions to paid-in capital, and $374,744 from accu-mulated net realized gain on investment, futures and foreign currency trans-actions to accumulated distributions in excess of net investment income. CORE Large Cap Growth Fund reclassified $510 from accumulated distributions in ex-cess of net investment income to accumulated net realized loss on investment, futures and foreign currency transactions, and $271 from paid-in capital to accumulated distributions in excess of net investment income. CORE Small Cap Equity Fund reclassified $400 from accumulated distributions in excess of net investment income to paid-in capital, $31 from accumulated distributions in excess of net investment income to accumulated net realized loss on invest-ment, futures and foreign currency transactions, and $1,374 from accumulated net realized loss on investment, futures and foreign currency transactions to paid-in capital. CORE International Equity Fund reclassified $489,679 from accumulated distributions in excess of net investment income to accumulated net realized loss on investment, futures and foreign currency transactions, and $400 from accumulated distributions in excess of net investment income to paid-in capital. These reclassifications have no impact on the net asset value of each Fund and are designed to present each Fund's capital accounts on a tax basis.
   On January 1, 1999, the European Monetary Union "EMU" introduced a new sin-gle currency, the euro, which will replace the national currencies of the participating member countries. Until 2002, the national currencies will con-tinue to exist, but exchange rates will be tied to the euro. The introduction of the euro is likely to affect all stages of the investment process, includ-ing trading, foreign exchange and accounting. Because this change to a single currency is new, the introduction of the euro may result in market volatility and may affect the business or financial conditions of European issuers or of a Portfolio investing in European issuers. In addition, while the conversion will eliminate currency risk among participating nations, currency risk be-tween the euro and the U.S. dollar remains a factor.

GOLDMAN SACHS TRUST - CORE EQUITY FUNDS
Notes to Financial Statements (continued)
January 31, 1999
 9. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the year ended January 31, 1999 is as follows:

                                                   Goldman Sachs
                                               CORE U.S. Equity Fund
                                                   ---------------------
                                                Shares       Dollars
                                                   ---------------------
 Class A Shares
 Shares sold                                   8,753,952  $ 259,032,390
 Reinvestment of dividends and distributions     381,760     11,200,848
 Shares repurchased                           (5,761,134)  (166,304,148)
                                                   ---------------------
                                               3,374,578    103,929,090
 -----------------------------------------------------------------------
 Class B Shares
 Shares sold                                   2,857,310     83,492,448
 Reinvestment of dividends and distributions      83,374      2,414,741
 Shares repurchased                             (501,968)   (14,454,259)
                                                   ---------------------
                                               2,438,716     71,452,930
 -----------------------------------------------------------------------
 Class C Shares
 Shares sold                                     670,600     19,394,950
 Reinvestment of dividends and distributions      13,055        377,761
 Shares repurchased                              (91,806)    (2,614,971)
                                                   ---------------------
                                                 591,849     17,157,740
 -----------------------------------------------------------------------
 Institutional Shares
 Shares sold                                   3,495,701    106,922,172
 Reinvestment of dividends and distributions     252,278      7,502,432
 Shares repurchased                           (2,092,487)   (62,588,379)
                                                   ---------------------
                                               1,655,492     51,836,225
 -----------------------------------------------------------------------
 Service Shares
 Shares sold                                     138,492      4,090,580
 Reinvestment of dividends and distributions       8,981        263,345
 Shares repurchased                              (89,923)    (2,681,502)
                                                   ---------------------
                                                  57,550      1,672,423
 -----------------------------------------------------------------------
 NET INCREASE                                  8,118,185  $ 246,048,408
 -----------------------------------------------------------------------

 (a) Commencement of operation December 31, 1998.

                                         GOLDMAN SACHS TRUST - CORE EQUITY FUNDS

                                                                  Goldman Sachs
        Goldman Sachs                  Goldman Sachs          CORE Large Cap Value             Goldman Sachs
  CORE Large Cap Growth Fund    CORE Small Cap Equity Fund           Fund(a)          CORE International Equity Fund
 ----------------------------------------------------------------------------------------------------------------------
    Shares         Dollars         Shares        Dollars       Shares      Dollars        Shares          Dollars
 ----------------------------------------------------------------------------------------------------------------------
    8,392,008   $  114,907,937     6,683,657  $   62,993,476    659,370  $ 6,646,108      16,982,750  $    159,894,304
          775            9,734         5,387          51,508         --           --          25,532           247,660
   (2,029,343)     (26,663,301)   (1,432,586)    (14,382,982)    (3,045)     (30,470)     (6,723,268)      (65,336,060)
 ----------------------------------------------------------------------------------------------------------------------
    6,363,440       88,254,370     5,256,458      48,662,002    656,325    6,615,638      10,285,014        94,805,904
 ----------------------------------------------------------------------------------------------------------------------
    5,276,877       72,837,485       828,354       8,824,797     33,500      341,048         515,393         5,051,846
        1,075           13,374            --              --         --           --              --                --
     (577,338)      (7,608,153)     (241,316)     (2,380,103)        --           --         (67,362)         (640,971)
 ----------------------------------------------------------------------------------------------------------------------
    4,700,614       65,242,706       587,038       6,444,694     33,500      341,048         448,031         4,410,875
 ----------------------------------------------------------------------------------------------------------------------
    2,156,694       29,856,923       565,318       5,743,510     26,441      266,200         308,917         2,996,602
           93            1,154            --              --         --           --              --                --
     (183,652)      (2,472,936)     (156,900)     (1,557,935)        --           --        (107,735)       (1,051,525)
 ----------------------------------------------------------------------------------------------------------------------
    1,973,135       27,385,141       408,418       4,185,575     26,441      266,200         201,182         1,945,077
 ----------------------------------------------------------------------------------------------------------------------
   19,639,867      283,752,115     7,133,876      75,923,060  5,393,552   54,931,857      30,484,309       302,474,259
        2,288           32,678         2,982          28,592         --           --           4,168            40,723
   (1,788,450)     (24,482,623)   (1,837,364)    (18,190,952)  (136,723)  (1,380,706)     (4,511,270)      (44,209,006)
 ----------------------------------------------------------------------------------------------------------------------
   17,853,705      259,302,170     5,299,494      57,760,700  5,256,829   53,551,151      25,977,207       258,305,976
 ----------------------------------------------------------------------------------------------------------------------
      105,509        1,439,054         5,527          59,019        160        1,600           2,004            20,035
           21              292             2              20         --           --              --                --
      (11,909)        (153,375)         (339)         (3,405)        --           --              --                --
 ----------------------------------------------------------------------------------------------------------------------
       93,621        1,285,971         5,190          55,634        160        1,600           2,004            20,035
 ----------------------------------------------------------------------------------------------------------------------
   30,984,515   $  441,470,358    11,556,598  $  117,108,605  5,973,255  $60,775,637      36,913,438  $    359,487,867
 ----------------------------------------------------------------------------------------------------------------------

  Goldman Sachs Trust -- Core Equity Funds -- Tax Information (unaudited)
    For the year ended January 31, 1999, 100.0%, 49.76% and 12.13%
  of the dividends paid from net investment income by the CORE Small
  Cap Equity, CORE U.S. Equity and CORE Large Cap Growth Funds re-spectively, qualify for the dividends received deduction available to corporations.
    Pursuant to Section 852 of the Internal Revenue Code, CORE U.S. Equity Fund designates $20,926,736 as a capital gain dividend for its year ended January 31, 1999.
    For the year ended January 31, 1999, the total amount of income received by the CORE International Equity Fund from sources within foreign countries and possessions of the United States was $.0682 per share all of which is attributable to qualified passive in-come. The total amount of taxes paid by the Fund to such countries was $.0095 per share. A separate notice containing the country by country components of these totals has been previously mailed to the shareholders.

GOLDMAN SACHS TRUST - CORE EQUITY FUNDS
Notes to Financial Statements (continued)
January 31, 1999
 9. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the year ended January 31, 1998 is as follows:

                                                   Goldman Sachs
                                               CORE U.S. Equity Fund
                                                  ---------------------
                                                Shares      Dollars
                                                  ---------------------
 Class A Shares
 Shares sold                                   6,317,528  $166,483,899
 Reinvestment of dividends and distributions   1,196,100    30,986,861
 Shares repurchased                           (2,217,030)  (58,462,482)
                                                  ---------------------
                                               5,296,598   139,008,278
 ----------------------------------------------------------------------
 Class B Shares
 Shares sold                                   1,587,418    41,644,211
 Reinvestment of dividends and distributions     160,708     4,120,872
 Shares repurchased                             (243,200)   (6,477,303)
                                                  ---------------------
                                               1,504,926    39,287,780
 ----------------------------------------------------------------------
 Class C Shares
 Shares sold                                     301,152     8,133,714
 Reinvestment of dividends and distributions      13,010       332,320
 Shares repurchased                              (75,324)   (2,069,721)
                                                  ---------------------
                                                 238,838     6,396,313
 ----------------------------------------------------------------------
 Institutional Shares
 Shares sold                                   1,723,166    45,504,817
 Reinvestment of dividends and distributions     637,429    16,625,599
 Shares repurchased                           (1,139,364)  (30,605,181)
                                                  ---------------------
                                               1,221,231    31,525,235
 ----------------------------------------------------------------------
 Service Shares
 Shares sold                                     132,991     3,486,302
 Reinvestment of dividends and distributions      22,975       593,618
 Shares repurchased                              (17,860)     (452,461)
                                                  ---------------------
                                                 138,106     3,627,459
 ----------------------------------------------------------------------
 NET INCREASE                                  8,399,699  $219,845,065
 ----------------------------------------------------------------------

 (a) Commencement of operations for the CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds were May 1, 1997, August 15, 1997 and August 15, 1997, respectively.

                                         GOLDMAN SACHS TRUST - CORE EQUITY FUNDS

          Goldman Sachs                   Goldman Sachs                     Goldman Sachs
  CORE Large Cap Growth Fund(a)   CORE Small Cap Equity Fund(a)   CORE International Equity Fund(a)
 ----------------------------------------------------------------------------------------------------
      Shares         Dollars         Shares          Dollars          Shares            Dollars
 ----------------------------------------------------------------------------------------------------
      4,984,608   $   55,490,159      1,082,435  $    11,495,763          794,938  $       7,369,683
        116,958        1,326,300          2,621           26,811              156              1,351
       (609,700)      (7,218,956)       (35,569)        (376,899)         (26,702)          (238,798)
 ----------------------------------------------------------------------------------------------------
      4,491,866       49,597,503      1,049,487       11,145,675          768,392          7,132,236
 ----------------------------------------------------------------------------------------------------
      1,245,868       14,674,329        952,128       10,018,888          307,513          2,897,478
         29,355          331,745          3,118           31,832               --                 --
       (113,110)      (1,345,680)       (12,396)        (128,919)         (11,971)          (110,882)
 ----------------------------------------------------------------------------------------------------
      1,162,113       13,660,394        942,850        9,921,801          295,542          2,786,596
 ----------------------------------------------------------------------------------------------------
        351,956        4,181,116        259,583        2,755,067          192,766          1,797,901
          6,404           72,365            582            5,937               --                 --
        (11,868)        (140,832)       (18,140)        (190,833)         (18,328)          (161,309)
 ----------------------------------------------------------------------------------------------------
        346,492        4,112,649        242,025        2,570,171          174,438          1,636,592
 ----------------------------------------------------------------------------------------------------
        392,622        4,603,030        850,292        8,678,220        1,925,620         18,216,557
              7               79          2,917           29,872            1,603             13,900
         (3,701)         (43,927)        (2,351)         (24,802)          (6,759)           (62,449)
 ----------------------------------------------------------------------------------------------------
        388,928        4,559,182        850,858        8,683,290        1,920,464         18,168,008
 ----------------------------------------------------------------------------------------------------
          9,303          109,118            160            1,600              161              1,599
            316            3,579             --                7               --                 --
             --               --             --               --               --                 --
 ----------------------------------------------------------------------------------------------------
          9,619          112,697            160            1,607              161              1,599
 ----------------------------------------------------------------------------------------------------
      6,399,018   $   72,042,425      3,085,380  $    32,322,544        3,158,997  $      29,725,031
 ----------------------------------------------------------------------------------------------------

GOLDMAN SACHS CORE U.S. EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                              Income from
                                       investment operations(d)       Distributions to shareholders
                                       --------------------------  -------------------------------------
                                                    Net realized                             From net
                             Net asset    Net      and unrealized              In excess   realized gain  Net increase
                              value,   investment  gain (loss) on   From net     of net    on investment   (decrease)
                             beginning   income     investments    investment  investment   and futures   in net asset
                             of period   (loss)     and futures      income      income    transactions      value
 FOR THE YEARS ENDED JANUARY 31,
  1999 - Class A Shares         $26.59     $ 0.04          $ 7.02      $(0.03)     $(0.01)        $(0.63)    $ 6.39
  1999 - Class B Shares          26.32      (0.10)           6.91          --          --          (0.63)      6.18
  1999 - Class C Shares          26.24      (0.10)           6.89          --          --          (0.63)      6.16
  1999 - Institutional
  Shares                         26.79       0.20            7.11       (0.15)      (0.03)         (0.63)      6.50
  1999 - Service Shares          26.53       0.06            7.01       (0.10)      (0.02)         (0.63)      6.32
 ---------------------------------------------------------------------------------------------------------------------
  1998 - Class A Shares          23.32       0.11            5.63       (0.12)         --          (2.35)      3.27
  1998 - Class B Shares          23.18       0.11            5.44          --       (0.06)         (2.35)      3.14
  1998 - Class C Shares
  (commenced August 15,
  1997)                          27.48       0.03            1.22          --       (0.14)         (2.35)     (1.24)
  1998 - Institutional
  Shares                         23.44       0.30            5.65       (0.24)      (0.01)         (2.35)      3.35
  1998 - Service Shares          23.27       0.19            5.57       (0.07)      (0.08)         (2.35)      3.26
 ---------------------------------------------------------------------------------------------------------------------
  1997 - Class A Shares          19.66       0.16            4.46       (0.16)         --          (0.80)      3.66
  1997 - Class B Shares
  (commenced May 1, 1996)        20.44       0.04            3.70       (0.04)      (0.16)         (0.80)      2.74
  1997 - Institutional
  Shares                         19.71       0.30            4.51       (0.28)         --          (0.80)      3.73
  1997 - Service Shares
  (commenced June 7, 1996)       21.02       0.13            3.15       (0.13)      (0.10)         (0.80)      2.25
 ---------------------------------------------------------------------------------------------------------------------
  1996 - Class A Shares          14.61       0.19            5.43       (0.16)         --          (0.41)      5.05
  1996 - Institutional
  Shares (commenced June
  15, 1995)                      16.97       0.16            3.23       (0.24)         --          (0.41)      2.74
 ---------------------------------------------------------------------------------------------------------------------
  1995 - Class A Shares          15.93       0.20           (0.38)      (0.20)         --          (0.94)     (1.32)
 ---------------------------------------------------------------------------------------------------------------------

 (a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (b) Annualized.
 (c) Not annualized.
 (d) Includes the balancing effect of calculating per share amounts.
The accompanying notes are an integral part of these financial statements.

                                             GOLDMAN SACHS CORE U.S. EQUITY FUND

                                                                       Ratios assuming no voluntary waiver
                                                                          of fees or expense limitations
                                                                       -----------------------------------
                                                       Ratio of                                         Ratio of
                         Net assets   Ratio of      net investment         Ratio of                  net investment
Net asset                at end of  net expenses    income (loss)        expenses to                income (loss) to
value, end    Total        period    to average       to average         average net                     average
of period   return(a)    (in 000s)   net assets       net assets            assets                     net  assets
Net asset   Portfolio
value, end  turnover
of period     rate
  $32.98        26.89%     $605,566         1.23%             0.15%                        1.36%                          0.02%
   32.50        26.19       152,347         1.85             (0.50)                        1.98                          (0.63)
   32.40        26.19        26,912         1.87             (0.53)                        2.00                          (0.66)
   33.29        27.65       307,200         0.69              0.69                         0.82                           0.56
   32.85        27.00        11,600         1.19              0.19                         1.32                           0.06
----------------------------------------------------------------------------------------------------------------------------------
   26.59        24.96       398,393         1.28              0.51                         1.47                           0.32
   26.32        24.28        59,208         1.79             (0.05)                        1.96                          (0.22)
   26.24         4.85(c)      6,267         1.78(b)          (0.21)(b)                     1.95(b)                       (0.38)(b)
   26.79        25.76       202,893         0.65              1.16                         0.82                           0.99
   26.53        25.11         7,841         1.15              0.62                         1.32                           0.45
----------------------------------------------------------------------------------------------------------------------------------
   23.32        23.75       225,968         1.29              0.91                         1.53                           0.67
   23.18        18.59(c)     17,258         1.83(b)           0.06(b)                      2.00(b)                       (0.11)(b)
   23.44        24.63       148,942         0.65              1.52                         0.85                           1.32
   23.27        15.92(c)      3,666         1.15(b)           0.69(b)                      1.35(b)                        0.49(b)
----------------------------------------------------------------------------------------------------------------------------------
   19.66        38.63       129,045         1.25              1.01                         1.55                           0.71
   19.71        20.14(c)     64,829         0.65(b)           1.49(b)                      0.96(b)                        1.18(b)
----------------------------------------------------------------------------------------------------------------------------------
   14.61        (1.10)       94,968         1.38              1.33                         1.63                           1.08
----------------------------------------------------------------------------------------------------------------------------------
  $32.98      63.79%
   32.50      63.79
   32.40      63.79
   33.29      63.79
   32.85      63.79
----------------------------------------------------------------------------------------------------------------------------------
   26.59      65.89
   26.32      65.89
   26.24      65.89
   26.79      65.89
   26.53      65.89
----------------------------------------------------------------------------------------------------------------------------------
   23.32      37.78
   23.18      37.28
   23.44      37.28
   23.27      37.28
----------------------------------------------------------------------------------------------------------------------------------
   19.66      39.35
   19.71      39.35
----------------------------------------------------------------------------------------------------------------------------------
   14.61      56.18
----------------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS CORE LARGE CAP GROWTH FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                              Income from
                                        investment operations(d)       Distributions to shareholders
                                      ----------------------------- -------------------------------------
                                                      Net realized                            From net
                            Net asset                and unrealized             In excess   realized gain
                             value,        Net          gain on      From net     of net    on investment  Net increase
                            beginning  investment     investments   investment  investment   and futures   in net asset
                            of period income (loss)   and futures     income      income    transactions      value
 FOR THE YEAR ENDED JANUARY 31,
  1999 - Class A Shares        $11.97        $ 0.01           $4.19     $   --      $   --         $   --         $4.20
  1999 - Class B Shares         11.92         (0.06)           4.12         --          --             --          4.06
  1999 - Class C Shares         11.93         (0.05)           4.11         --          --             --          4.06
  1999 - Institutional
  Shares                        11.97          0.02            4.23         --       (0.01)            --          4.24
  1999 - Service Shares         11.95         (0.01)           4.17         --          --             --          4.16

 FOR THE PERIOD ENDED JANUARY 31,

  1998 - Class A Shares
  (commenced May 1, 1997)       10.00          0.01            2.35      (0.01)         --          (0.38)         1.97
  1998 - Class B Shares
  (commenced May 1, 1997)       10.00         (0.03)           2.33         --          --          (0.38)         1.92
  1998 - Class C Shares
  (commenced August 15,
  1997)                         11.80         (0.02)           0.54         --        (.01)         (0.38)         0.13
  1998 - Institutional
  Shares (commenced May 1,
  1997)                         10.00          0.01            2.35      (0.01)         --          (0.38)         1.97
  1998 - Service Shares
  (commenced May 1, 1997)       10.00         (0.02)           2.35         --          --          (0.38)         1.95

 ------------------------------------------------------------------------------
 (a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (b) Annualized.
 (c) Not annualized.
 (d) Includes the balancing effect of calculating per share amounts.
The accompanying notes are an integral part of these financial statements.

                                       GOLDMAN SACHS CORE LARGE CAP GROWTH FUND

                                                                    Ratios assuming no voluntary waiver
                                                                       of fees or expense limitations
                                                                    -----------------------------------
                                                       Ratio of
                           Net assets   Ratio of    net investment     Ratio of                    Ratio of
    Net asset              at end of  net expenses income (loss) to   expenses to               net investment            Portfolio
   value, end     Total      period    to average    average net      average net              income (loss) to           turnover
    of period   return(a)  (in 000s)   net assets       assets          assets                average net assets            rate
     $16.17       35.10%    $175,510      0.97%          0.05%                      1.46%                (0.44)%            63.15%
      15.98       34.07       93,711      1.74          (0.73)                      2.11                 (1.10)             63.15
      15.99       34.04       37,081      1.74          (0.74)                      2.11                 (1.11)             63.15
      16.21       35.54      295,734      0.65           0.35                       1.02                 (0.02)             63.15
      16.11       34.85        1,663      1.15          (0.16)                      1.52                 (0.53)             63.15
      11.97       23.79(c)    53,786      0.91(b)        0.12(b)                    2.40(b)                    (1.37)(b)    74.97(c)
      11.92       23.26(c)    13,857      1.67(b)       (0.72)(b)                   2.91(b)                    (1.96)(b)    74.97(c)
      11.93        4.56(c)     4,132      1.68(b)       (0.76)(b)                   2.92(b)                    (2.00)(b)    74.97(c)
      11.97       23.89(c)     4,656      0.72(b)        0.42(b)                    1.96(b)                    (0.82)(b)    74.97(c)
      11.95       23.56(c)       115      1.17(b)       (0.21)(b)                   2.41(b)                    (1.45)(b)    74.97(c)

-------------------------------------------------------------------------------

GOLDMAN SACHS CORE SMALL CAP EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                              Income from              Distributions to
                                        investment operations(d)         shareholders
                                      ---------------------------- ------------------------
                                                     Net realized
                                                    and unrealized              From net
                            Net asset               gain (loss) on            realized gain
                             value,        Net        investment    From net  on investment Net increase
                            beginning  investment    and futures   investment  and futures  in net asset
                            of period income (loss)  transactions    income   transactions     value
 FOR THE YEAR ENDED JANUARY 31,
  1999 - Class A Shares      $10.59      $ 0.01         $(0.43)      $(0.01)     $   --        $(0.43)
  1999 - Class B Shares       10.56       (0.05)         (0.44)          --          --         (0.49)
  1999 - Class C Shares       10.57       (0.04)         (0.45)          --          --         (0.49)
  1999 - Institutional
  Shares                      10.61        0.04          (0.43)       (0.02)         --         (0.41)
  1999 - Service Shares       10.60        0.01          (0.44)       (0.01)         --         (0.44)
 FOR THE PERIOD ENDED JANUARY 31,
  1998 - Class A Shares
  (commenced August 15,
  1997)                       10.00       (0.01)          0.65           --       (0.05)         0.59
  1998 - Class B Shares
  (commenced August 15,
  1997)                       10.00       (0.03)          0.64           --       (0.05)         0.56
  1998 - Class C Shares
  (commenced August 15,
  1997)                       10.00       (0.02)          0.64           --       (0.05)         0.57
  1998 - Institutional
  Shares (commenced August
  15, 1997)                   10.00        0.01           0.65           --       (0.05)         0.61
  1998 - Service Shares
  (commenced August 15,
  1997)                       10.00        0.01           0.64           --       (0.05)         0.60

 ------------------------------------------------------------------------------

 (a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (b) Annualized.
 (c) Not annualized.
 (d) Includes the balancing effect of calculating per share amounts.
The accompanying notes are an integral part of these financial statements.

                                       GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

                                                                    Ratios assuming no voluntary waiver
                                                                       of fees or expense limitations
                                                                    -----------------------------------
                                                       Ratio of                                   Ratio of
                           Net assets   Ratio of    net investment      Ratio of               net investment
   Net asset               at end of  net expenses income (loss) to   expenses to             income (loss) to           Portfolio
   value, end     Total      period    to average    average net      average net                average net             turnover
   of period    return(a)  (in 000s)   net assets       assets           assets                     assets                 rate
   $10.16         (3.97)%   $64,087       1.31%          0.08%                      2.00%                     (0.61)%      75.38%
    10.07         (4.64)     15,406       2.00          (0.55)                      2.62                      (1.17)       75.38
    10.08         (4.64)      6,559       2.01          (0.56)                      2.63                      (1.18)       75.38
    10.20         (3.64)     62,763       0.94           0.60                       1.56                      (0.02)       75.38
    10.16         (4.07)         54       1.44           0.01                       2.06                      (0.61)       75.38
    10.59          6.37(c)   11,118       1.25(b)       (0.36)(b)                   3.92(b)                   (3.03)(b)    37.65(c)
    10.56          6.07(c)    9,957       1.95(b)       (1.04)(b)                   4.37(b)                   (3.46)(b)    37.65(c)
    10.57          6.17(c)    2,557       1.95(b)       (1.07)(b)                   4.37(b)                   (3.49)(b)    37.65(c)
    10.61          6.57(c)    9,026       0.95(b)        0.15(b)                    3.37(b)                   (2.27)(b)    37.65(c)
    10.60          6.47(c)        2       1.45(b)        0.40(b)                    3.87(b)                   (2.02)(b)    37.65(c)

-------------------------------------------------------------------------------

GOLDMAN SACHS CORE LARGE CAP VALUE FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout the Period

                                             Income from            Distributions to
                                      investment operations(d)        shareholders
                                      ------------------------- ------------------------
                                                  Net realized
                                                 and unrealized              From net
                            Net asset               gain on                realized gain
                             value,      Net       investment    From net  on investment Net increase
                            beginning investment  and futures   investment  and futures  in net asset
                            of period   income    transactions    income   transactions     value
 FOR THE PERIOD ENDED JANUARY 31,
  1999 - Class A Shares
  (commenced December 31,
  1998)                      $10.00     $0.01        $0.14         $--         $--          $0.15
  1999 - Class B Shares
  (commenced December 31,
  1998)                       10.00      --           0.15          --          --           0.15
  1999 - Class C Shares
  (commenced December 31,
  1998)                       10.00      --           0.15          --          --           0.15
  1999 - Institutional
  Shares (commenced Decem-
  ber 31, 1998)               10.00      0.01         0.15          --          --           0.16
  1999 - Service Shares
  (commenced December 31,
  1998)                       10.00      0.02         0.14          --          --           0.16

 ------------------------------------------------------------------------------

 (a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (b) Annualized.
 (c) Not annualized.
 (d) Includes the balancing effect of calculating per share amounts.
The accompanying notes are an integral part of these financial statements.

                                         GOLDMAN SACHS CORE LARGE CAP VALUE FUND

                                                                     Ratios assuming no voluntary waiver
                                                                        of fees or expense limitations
                                                                     -----------------------------------
                                                         Ratio of                                Ratio of
                             Net assets   Ratio of    net investment     Ratio of             net investment
   Net asset                 at end of  net expenses    income to      expenses to           income to average        Portfolio
   value, end      Total       period    to average    average net     average net                  net               turnover
   of period    return(a)(c) (in 000s)  net assets(b)   assets(b)       assets(b)                assets(b)              rate
     $10.15         1.50%     $ 6,665       1.08%          1.45%                     8.03%                   (5.50)%       0%
      10.15         1.50          340       1.82           0.84                      8.77                    (6.11)        0
      10.15         1.50          268       1.83           0.70                      8.78                    (6.25)        0
      10.16         1.60       53,396       0.66           1.97                      7.61                    (4.98)        0
      10.16         1.60            2       1.16           2.17                      8.11                    (4.78)        0

--------------------------------------------------------------------------------

GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period
The accompanying notes are an integral part of these financial statements.

                                               Income from               Distributions to
                                         investment operations(d)          shareholders
                                      ------------------------------ ------------------------
                                                    Net realized
                                                   and unrealized
                                                   gain (loss) on                 From net
                            Net asset    Net        investments,                realized gain Net increase
                             value,   investment futures and foreign  From net  on investment  (decrease)
                            beginning   income    currency related   investment  and futures  in net asset
                            of period   (loss)      transactions       income   transactions     value
 FOR THE YEAR ENDED JANUARY 31,
  1999 - Class A Shares      $ 9.22     $(0.01)         $0.79          $(0.02)      $ --         $ 0.76
  1999 - Class B Shares        9.21         --           0.74              --         --           0.74
  1999 - Class C Shares        9.22         --           0.74              --         --           0.74
  1999 - Institutional
  Shares                       9.24       0.05           0.80           (0.03)        --           0.82
  1999 - Service Shares        9.23         --           0.81           (0.02)        --           0.79
 FOR THE PERIOD ENDED JANUARY 31,
  1998 - Class A Shares
  (commenced August 15,
  1997)                       10.00         --          (0.78)             --         --          (0.78)
  1998 - Class B Shares
  (commenced August 15,
  1997)                       10.00      (0.02)         (0.77)             --         --          (0.79)
  1998 - Class C Shares
  (commenced August 15,
  1997)                       10.00      (0.02)         (0.76)             --         --          (0.78)
  1998 - Institutional
  Shares (commenced August
  15, 1997)                   10.00       0.02          (0.76)          (0.02)        --          (0.76)
  1998 - Service Shares
  (commenced August 15,
  1997)                       10.00       0.01          (0.78)             --         --          (0.77)

 ------------------------------------------------------------------------------
 (a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (b) Annualized.
 (c) Not annualized.
 (d) Includes the balancing effect of calculating per share amounts.


   The accompanying notes are an integral part of these financial statements.

                                    GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

                                                                     Ratios assuming no voluntary waiver
                                                                        of fees or expense limitations
                                                                     -----------------------------------
                                                        Ratio of                           Ratio of
                            Net assets   Ratio of    net investment      Ratio of       net investment
   Net asset                at end of  net expenses income (loss) to   expenses to     income (loss) to      Portfolio
   value, end     Total       period    to average    average net      average net        average net        turnover
   of period    return(a)   (in 000s)   net assets       assets           assets             assets            rate

   $ 9.98          8.37%     $110,338      1.63%         (0.11)%           1.94%           (0.42)%            194.61%
     9.95          8.03         7,401      2.08          (0.03)            2.39            (0.34)             194.61
     9.96          8.03         3,742      2.08          (0.04)            2.39            (0.35)             194.61
    10.06          9.20       280,731      1.01           0.84             1.32             0.53              194.61
    10.02          8.74            22      1.50           0.02             1.81            (0.29)             194.61


     9.22         (7.66)(c)     7,087      1.50(b)       (0.27)(b)         4.87(b)         (3.90)(b)           25.16(c)
     9.21         (7.90)(c)     2,721      2.00(b)       (0.72)(b)         5.12(b)         (3.84)(b)           25.16(c)
     9.22         (7.80)(c)     1,608      2.00(b)       (0.73)(b)         5.12(b)         (3.85)(b)           25.16(c)
     9.24         (7.45)(c)    17,719      1.00(b)        0.59 (b)         4.12(b)         (2.53)(b)           25.16(c)
     9.23         (7.70)(c)         1      1.50(b)        0.26 (b)         4.62(b)         (2.86)(b)           25.16(c)

--------------------------------------------------------------------------------

GOLDMAN SACHS TRUST - CORE EQUITY FUNDS
Report of Independent Public Accountants
 To the Shareholders and Board of Trustees of Goldman Sachs Trust - CORE Eq-uity Funds

 We have audited the accompanying statements of assets and liabilities of Goldman Sachs CORE U.S. Equity Fund, CORE Large Cap Growth Fund, CORE Small Cap Equity Fund, CORE Large Cap Value Fund and CORE International Equity Fund, portfolios of Goldman Sachs Trust--Equity Funds (a Delaware Business Trust), including the statements of investments, as of January 31, 1999, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of January 31, 1999 by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs CORE U.S. Equity Fund, CORE Large Cap Growth Fund, CORE Small Cap Equity Fund, CORE Large Cap Value Fund and CORE International Eq-uity Fund as of January 31, 1999, the results of their operations, the changes in their net assets and the financial highlights for the periods pre-sented, in conformity with generally accepted accounting principles.

                                            ARTHUR ANDERSEN LLP

 Boston, Massachusetts
 March 19, 1999

Goldman Sachs Asset Management
One New York Plaza, 42nd Floor, New York, New York 10004

Trustees
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
John P. McNulty
Mary P. McPherson
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

Officers
Douglas C. Grip, President
Jesse H. Cole, Vice President
James A. Fitzpatrick, Vice President
Anne E. Marcel, Vice President
Nancy L. Mucker, Vice President
John M. Perlowski, Treasurer
Philip V. Giuca, Jr., Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary

Goldman Sachs
Investment Adviser,
Distributor and Transfer Agent

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

CORE International Equity Fund's foreign investments and active management techniques entail risks in addition to those customarily associated with investing in dollar-denominated securities of U.S issuers. Compared with domestic securities markets, foreign markets may be less liquid, more volatile and less subject to government regulation, and may make available less public information about issuers. The Funds may incur losses because of changes in securities prices expressed in local currencies, movements in exchange rates or both.

The stocks of smaller companies are often associated with higher risks, including greater volatility, than stocks of larger companies.

Source: Lipper Analytical Services, Inc. All Rights Reserved. The Lipper Growth Fund category includes funds that invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of stocks represented in the major unmanaged stock indices. The Lipper Small Cap Fund category includes funds that by prospectus or portfolio practice invests primarily in companies with market capitalizations less than $1 billion at the time of purchase. The Lipper Growth and Income Fund category includes funds which combine a growth of earnings orientation and an income requirement for level and or rising dividends. Past Performance is no guarantee of future results.

Copyright 1999 Goldman, Sachs & Co. All rights reserved. Date of first use:
March 31, 1999 COREAR / 79K / 3-99